UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
INFORMATION
(Rule
14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Cabot Corporation

(Name of Registrant as Specified In Its Charter)
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Cabot Corporation

2025 Proxy Statement

The Annual Meeting of Stockholders

of Cabot Corporation will be held virtually:

Thursday, March 13, 2025 at 4:00 p.m. ET

at meetnow.global/MSHNRKJ

Cabot Corporation Two Seaport Lane Suite 1400 Boston, MA 02210-2019 United States

January 24, 2025

Dear Fellow Cabot Corporation Stockholders,

You are cordially invited to attend the Annual Meeting of Stockholders of Cabot Corporation (the “Company” or “Cabot”), which will be held virtually on Thursday, March 13, 2025, at 4:00 pm, Eastern Time. The Annual Meeting will be held in a virtual meeting format via live webcast at meetnow.global/MSHNRKJ, where you will be able to listen to the meeting live, submit questions and vote. You will need your control number included in your Notice of Internet Availability of Proxy Materials or proxy card. There will be no in-person meeting.

At the Annual Meeting, we will ask you to elect four members of our Board of Directors, provide your advisory approval of our executive compensation, approve a new long-term incentive compensation plan for employees, and ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending September 30, 2025. We will also discuss any other business matters properly brought before the meeting. The attached proxy statement explains our voting procedures, describes the business we will conduct, and provides information about the Company that you should consider when you vote your shares.

We are using the “Notice and Access” method of providing proxy materials to you via the Internet. We are mailing to you a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the proxy materials and 2024 Annual Report. Notice and Access provides a convenient and environmentally friendly way for you to access Cabot’s proxy materials. The Notice includes instructions on how to access our proxy statement and our 2024 Annual Report and how to vote your shares. The Notice also contains instructions on how to receive a paper copy of the proxy materials and our 2024 Annual Report, if you prefer.

Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, we encourage you to vote promptly. You may vote by mailing a completed proxy card, by phone or the Internet.

Thank you for your continued support of Cabot Corporation.

Sincerely,

SEAN D. KEOHANE

President and

Chief Executive Officer

Cabot Corporation Two Seaport Lane Suite 1400 Boston, MA 02210-2019 United States

Notice of Annual Meeting of Stockholders

Date:	March 13, 2025

Time:	4:00 p.m., Eastern Time

Webcast:	meetnow.global/MSHNRKJ

Record Date:	You may vote if you were a stockholder of record at the close of business on January 15, 2025.

Voting by Proxy:	To ensure that your vote is properly recorded, please vote as soon as possible, even if you plan to attend the annual meeting. Stockholders who own shares in their own name (a record owner) have three options for submitting their vote by proxy: (1) by Internet, (2) by phone or (3) by mail. You may also vote online during the annual meeting by clicking on the Vote tab at meetnow.global/MSHNRKJ. When you access the virtual meeting webpage, have available your control number, which is included on your Notice of Internet Availability of Proxy Materials or proxy card. For further details about voting, please refer to the section entitled “About the Annual Meeting” beginning on page 1 of the attached proxy statement.

If you hold your shares in “street name,” you must follow the instructions of your bank, broker or other nominee in order to direct them how to vote the shares held in your account or obtain a legal proxy to vote online at the meeting. You must provide your broker, bank, or other nominee with instructions on how to vote your shares in order for your shares to be voted on certain non-routine matters presented at the annual meeting. If you do not instruct your broker, bank or other nominee on how to vote in the election of directors, the advisory vote on the compensation of our named executive officers or the vote to approve the Cabot Corporation 2025 Long-Term Incentive Plan, your shares will not be voted on these matters. For an explanation of how you can vote your “street name” shares at the meeting, see “How do I vote?” on page 4.

Items of Business	•	To elect four directors, Michael M. Morrow, Thierry Vanlancker, Michelle E. Williams, and Frank A. Wilson to the class of directors whose term expires in 2028;

•	To approve, in an advisory vote, our executive compensation;

•	To approve the Cabot Corporation 2025 Long-Term Incentive Plan;

•	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2025; and

•	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

This notice and proxy statement are first being made available to stockholders on or about January 24, 2025. Our 2024 Annual Report is available at http://www.edocumentview.com/CBT.

By order of the Board of Directors,

Jane A. Bell

Secretary

Boston, Massachusetts 02210-2019

January 24, 2025

2025 PROXY STATEMENT

2025 PROXY STATEMENT

Table of Contents (continued)

2025 PROXY STATEMENT

About the Annual Meeting

Cabot Corporation

Two Seaport Lane, Suite 1400

Boston, Massachusetts 02210-2019

Proxy Statement

References to “the Company”, “Cabot”, “we”, “us”, and “our” in this proxy statement mean Cabot Corporation.

About the Annual Meeting

Who is soliciting my vote?

The Board of Directors of Cabot Corporation is soliciting your vote at the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting” or the “meeting”).

What am I voting on?

You are voting on:

•	Proposal 1: Election of Michael M. Morrow, Thierry Vanlancker, Michelle E. Williams, and Frank A. Wilson to the class of directors whose term expires in 2028 (see page 19);

•	Proposal 2: Advisory approval of our executive compensation (commonly referred to as “say-on-pay”) (see page 71);

•	Proposal 3: Approval of the Cabot Corporation 2025 Long-Term Incentive Plan (see page 72);

•	Proposal 4: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2025 (see page 81); and

•	Any other business properly coming before the meeting.

How does the Board recommend that I vote my shares?

The Board’s recommendation can be found with the description of each item in this proxy statement. In summary, the Board recommends that you vote:

•	FOR each of the four nominees for director;

•	FOR the advisory approval of our executive compensation;

•	FOR the approval of the Cabot Corporation 2025 Long-Term Incentive Plan; and

•	FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2025.

Who is entitled to vote?

Only stockholders of record at the close of business on January 15, 2025 will be entitled to vote at the 2025 Annual Meeting. As of that date, there were 54,221,416 shares of our common stock outstanding. Each share of common stock is entitled to one vote. There is no cumulative voting.

CABOT CORPORATION 1

2025 PROXY STATEMENT

About the Annual Meeting (continued)

What is the difference between a “stockholder of record” and a stockholder who holds stock “in street name”?

If you hold your shares directly in the form of stock certificates or in book-entry form with our transfer agent, Computershare, then you are a “stockholder of record.” If your shares are held through a broker, bank, trustee, nominee or other similar holder of record, your shares are held in “street name.”

Who can attend the meeting?

The 2025 Annual Meeting is open to all Cabot stockholders entitled to vote at the meeting and their legal proxies by following the instructions below under the heading “How can I attend the 2025 Annual Meeting?” You need not attend the 2025 Annual Meeting to vote.

How can I attend the 2025 Annual Meeting?

The 2025 Annual Meeting will be held in a virtual meeting format via live webcast. There will be no in-person meeting.

Visit meetnow.global/MSHNRKJ to attend the meeting. To attend the meeting, stockholders of record as of January 15, 2025 will not need to register in advance but will need the control number included on their Notice of Internet Availability of Proxy Materials or proxy card. Stockholders whose shares are held in “street name” may attend the meeting by registering and obtaining a control number in advance using the instructions below under the heading “Do I need to register to attend the 2025 Annual Meeting?” The control number will be required to attend the meeting.

The meeting webcast will begin promptly at 4:00 p.m., Eastern Time. We encourage you to access the meeting prior to the start time. You should allow ample time for the check-in procedures.

We are committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the meeting online at meetnow.global/MSHNRKJ, vote your shares electronically by clicking on the Vote tab and submit questions during the meeting by clicking on the Q&A tab. We will try to answer as many questions as time permits that comply with the meeting rules of conduct. However, we reserve the right to edit inappropriate language or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

Do I need to register to attend the 2025 Annual Meeting?

If you were a stockholder of record on January 15, 2025, you do not need to register in advance to attend the 2025 Annual Meeting. Please follow the instructions on the Notice of Internet Availability of Proxy Materials or the proxy card that you received in order to attend.

If you hold your shares in “street name,” you must register and obtain a control number in advance to attend, vote and ask questions at the virtual meeting. To register to attend the meeting you will need to obtain a legal proxy from your bank, broker, or other nominee. Follow the instructions provided to you by your bank, broker, or other nominee or contact them to request a legal proxy form. Once you have received a legal proxy from them, you must submit the form of legal proxy provided by your bank, broker or other nominee reflecting the number of shares you hold along with your name and email address to Computershare, as described below. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on March 10, 2025. After Computershare receives your legal proxy, you will receive a confirmation email from Computershare of your registration and control number.

Requests for registration may be directed to Computershare as follows:

1.	by email – send an email with your legal proxy form attached to legalproxy@computershare.com, labeled with the subject line “Legal Proxy.”

2 CABOT CORPORATION

2025 PROXY STATEMENT

About the Annual Meeting (continued)

2.	by mail – send your legal proxy form, labeled as “Legal Proxy,” to Computershare at the following address:

Computershare

Cabot Corporation Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

Why did I receive a “Notice of Internet Availability of Proxy Materials” but no proxy materials?

We are distributing our proxy materials to stockholders via the Internet under the “Notice and Access” approach permitted by rules of the Securities and Exchange Commission (“SEC”). This approach benefits the environment, while providing a timely and convenient method of accessing the materials and voting. On or about January 24, 2025, we will begin mailing a “Notice of Internet Availability of Proxy Materials” to stockholders, which includes instructions on how to access our proxy statement and our 2024 Annual Report and how to vote your shares. The Notice of Internet Availability of Proxy Materials also contains instructions on how to receive a paper copy of the proxy materials and our 2024 Annual Report, if you prefer.

How many votes must be present to hold the meeting?

Your shares are counted as present at the 2025 Annual Meeting if you attend the meeting or if you properly return a proxy by Internet, telephone, or mail. In order for us to hold our meeting, holders of a majority of our outstanding shares of common stock as of January 15, 2025 must be present or represented by proxy at the meeting. This majority is referred to as a quorum. Shares present virtually during the 2025 Annual Meeting will be considered shares of common stock present at the 2025 Annual Meeting. If you are a stockholder of record, your shares are counted as present at the 2025 Annual Meeting if you properly return a proxy by Internet, telephone, or mail or if you attend the meeting virtually. If you hold your shares in “street name,” you must follow the instructions of your bank or broker in order to direct them how to vote the shares held in your account or obtain a legal proxy from them and send it to Computershare in accordance with the instructions under the previous heading, “Do I need to register to attend the 2025 Annual Meeting?” to vote online at the meeting. Proxy cards or broker voting instruction forms that reflect abstentions and broker non-votes will be counted as shares present to determine whether a quorum exists to hold the 2025 Annual Meeting.

What is a broker non-vote?

Under the rules that govern brokers who hold shares in “street name” for their clients who are the beneficial owners of the shares, brokers normally have discretion to vote such shares on routine matters, such as ratifications of independent registered public accounting firms, but not on non-routine matters. Broker non-votes generally occur when the beneficial owner of shares held by a broker does not give the broker voting instructions on a non-routine matter for which the broker lacks discretionary authority to vote the shares. We expect proposals 1, 2 and 3 will be considered non-routine matters.

Therefore, if your shares are held in “street name” and you do not provide instructions as to how your shares are to be voted on proposals 1, 2 and 3, your broker will not be able to vote your shares on these proposals. We therefore urge you to provide instructions to your broker so that your votes may be counted on these important matters.

How are votes counted? How many votes are needed to approve each of the proposals?

For each of proposals 1, 2, 3, and 4, you may vote “FOR”, “AGAINST”, or “ABSTAIN”.

•

Proposal 1 — Election of Directors. Pursuant to our bylaws, a nominee will be elected to the Board of Directors if the votes properly cast “for” his or her election exceed the votes properly cast “against” such nominee’s election. Broker non-votes and abstentions will have no effect on the results of this vote.

•	Proposal 2 — Say-on-Pay. Because proposal 2 is an advisory vote, there is no minimum vote requirement that constitutes approval of this proposal.

CABOT CORPORATION 3

2025 PROXY STATEMENT

About the Annual Meeting (continued)

•

Proposal 3 — Approval of the Cabot Corporation 2025 Long-Term Incentive Plan. The affirmative vote of a majority of the votes properly cast on proposal 3 is required to approve the Cabot Corporation 2025 Long-Term Incentive Plan. Broker non-votes and abstentions will have no effect on the results of this vote.

•

Proposal 4 — Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes properly cast on proposal 4 is required to ratify the appointment of Cabot’s independent registered public accounting firm. Brokers generally have discretionary authority to vote on the ratification of our independent registered public accounting firm, thus we do not expect any broker non-votes on this proposal. To the extent there are any broker non-votes, they will have no effect on the results of this vote. Abstentions will have no effect on the results of this vote.

What if there are more votes “AGAINST” a nominee for director than votes “FOR”?

Each of the nominees is an incumbent director who has tendered a conditional resignation that is effective upon (i) the failure to receive a majority of the votes cast for his or her re-election at the 2025 Annual Meeting and (ii) the Board’s acceptance of this resignation. The Governance and Nominating Committee of the Board of Directors (the “Governance Committee”) would be responsible for initially considering the resignation and making a recommendation to the Board of Directors. The director whose resignation is under consideration is expected to abstain from participating in any decision regarding his or her resignation. The Governance Committee may consider any factors it deems relevant in deciding whether to accept a director’s resignation. If the resignation is not accepted, the director will continue to serve until his or her successor is elected and qualified.

How do I vote?

You can vote either online during the meeting or by proxy without attending the meeting. For additional information on how to attend the meeting, please refer to “How can I attend the 2025 Annual Meeting?” above. Even if you plan to attend the 2025 Annual Meeting, we encourage you to vote your shares by proxy. Stockholders of record have three options for submitting their votes by proxy:

1.	by Internet – go to www.envisionreports.com/CBT and follow the instructions on the secure site,

2.	by phone – call the toll-free number 1-800-652-VOTE and follow the instructions on your proxy card and the recorded telephone instructions, or

3.	by mail – mark, sign, and date the proxy card and return it promptly in accordance with the voting instructions on your proxy card.

In order for your vote to be counted, you must return your completed and signed proxy card so that it is received by mail by the Company’s transfer agent by March 12, 2025, vote by Internet or by phone until the start of the meeting, or vote at the virtual meeting if you are attending.

If you hold your shares in “street name,” you must follow the instructions of your bank, broker, or other nominee in order to direct them how to vote the shares held in your account or obtain a legal proxy from them and send it to Computershare in accordance with the instructions under the previous heading, “Do I need to register to attend the 2025 Annual Meeting?” to vote online at the meeting. Please follow the directions on your voting instruction form carefully.

How do I vote if I hold my stock through the Cabot 401(k) plan?

The Vanguard Fiduciary Trust Company is the trustee of the Cabot Common Stock Fund and the Cabot Common ESOP Fund portions of the Cabot 401(k) plan and is the record owner of all of those shares. If you hold Cabot stock through the Cabot 401(k) plan, you have the right to instruct Vanguard how to vote your shares. Computershare will tabulate the voting instructions of each participant in the plan and Vanguard, as trustee of the plan, will vote the shares of all participants by submitting a final proxy card to Computershare representing the plan’s shares for inclusion in the tally at the 2025 Annual Meeting.

4 CABOT CORPORATION

2025 PROXY STATEMENT

About the Annual Meeting (continued)

Your vote will influence how Vanguard votes those shares for which no instructions are received from other plan participants as those shares will be voted in the same proportion as shares for which instructions are received. If you hold shares in the plan and do not vote, Vanguard will vote your shares (along with all other shares in the plan for which instructions are not provided) in the same proportion as those shares for which instructions are received from other participants in the plan.

In order for your instructions to be followed, you must provide instructions for the shares you hold through the Cabot 401(k) plan by returning your completed and signed proxy card so that it is received by the Company’s transfer agent by March 10, 2025 or by voting by telephone or over the Internet by 9:00 a.m., Eastern Time, on March 11, 2025.

Can I change or revoke my vote?

Yes. You can change or revoke your vote by (1) re-voting by telephone or over the Internet as instructed above (only your latest telephone or Internet vote will be counted), (2) signing and dating a new proxy card or voting instruction form and submitting it as instructed above (only your latest proxy card or voting instruction form will be counted), or (3) attending the meeting and voting online, if you are a stockholder of record or hold your shares in “street name” and have obtained a legal proxy from your bank, broker or other nominee. If your shares are registered in your name, you may also revoke your vote by delivering timely notice to the Secretary, Cabot Corporation, Two Seaport Lane, Suite 1400, Boston, Massachusetts 02210. Attending the meeting will not in and of itself revoke a previously submitted proxy unless you specifically request it. If you hold shares through a bank or broker, you must follow the instructions on your voting instruction form to revoke or change any prior voting instructions.

Who counts the votes?

We have hired Computershare Trust Company, N.A., our transfer agent, to count the votes represented by proxies cast by ballot, telephone, and the Internet. A representative of Computershare, Cabot’s Secretary or Cabot’s Assistant Secretary will act as Inspector of Election.

What if I return my proxy card but don’t vote for some of the matters listed?

If you return a signed proxy card without indicating your vote, your shares will be voted in line with the recommendation of the Board of Directors for each of the proposals for which you did not indicate a vote.

Can other matters be decided at the 2025 Annual Meeting?

We are not aware of any other matters that will be considered at the 2025 Annual Meeting. If any other matters properly arise that require a vote, the named proxies will vote in accordance with their best judgment.

What is “householding” and how does it affect me as a stockholder?

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this proxy statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this proxy statement to any stockholder upon request to: Secretary, Cabot Corporation, Two Seaport Lane, Suite 1400, Boston, Massachusetts 02210. Any stockholder who wants to receive a separate copy of this proxy statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting

This proxy statement and our 2024 Annual Report on Form 10-K are available at the following Internet address: http://www.edocumentview.com/CBT.

CABOT CORPORATION 5

2025 PROXY STATEMENT

About the Annual Meeting (continued)

Forward-Looking Statements

This proxy statement may contain “forward-looking statements” under the federal securities laws. These forward-looking statements include information concerning our possible or assumed future business strategies, potential growth opportunities, potential operating performance improvements, and expectations related to governance and management. Generally, the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “should” or the negative of these terms or similar expressions that do not relate to historical facts are intended to identify forward-looking statements.

Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, potentially inaccurate assumptions, and other factors, some of which are beyond our control or difficult to predict. If known or unknown risks materialize, our actual results could differ materially from past results and from those expressed in the forward-looking statements. Investors are therefore cautioned not to place undue reliance on forward-looking statements. Important factors that could cause our results to differ materially from those expressed or implied in the forward-looking statements include, but are not limited to, industry capacity utilization and competition from other specialty chemical companies; safety, health and environmental requirements and related constraints imposed on our business; regulatory and financial risks related to climate change developments; volatility in the price and availability of energy and raw materials, including with respect to the Russian invasion of Ukraine and the U.S.-China trade relationship; a significant adverse change in a customer relationship or the failure of a customer to perform its obligations under agreements with us; failure to achieve growth expectations from new products, applications and technology developments; failure to realize benefits from acquisitions, alliances, or joint ventures or achieve our portfolio management objectives; unanticipated delays in, or increased cost of site development projects; negative or uncertain worldwide or regional economic conditions and market opportunities, including from trade relations, global health matters or geo-political conflicts; litigation or legal proceedings; interest rates, tax rates, currency exchange controls and fluctuations in foreign currency rates such as the recent currency movements in Argentina; and the accuracy of the assumptions we used in establishing reserves for our share of liability for respirator claims. These factors are discussed more fully in the reports we file with the Securities and Exchange Commission (“SEC”), particularly under the heading “Risk Factors” in our annual report on Form 10-K for our fiscal year ended September 30, 2024, which is filed with the SEC at www.sec.gov.

We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Investors are advised, however, to consult any further disclosures Cabot makes on related subjects in future 10-K, 10-Q and 8-K reports filed with the Commission.

6 CABOT CORPORATION

2025 PROXY STATEMENT

Board Leadership, Governance and Composition, and Risk Management

As a leading global specialty and performance materials company, we value integrity, respect, excellence and responsibility. We are committed to living these values every day as they are an integral part of the way we conduct our business. Through our shared purpose — creating materials that improve daily life and enable a more sustainable future — we drive materials innovation, support our customers, and seek to create a more sustainable world. Our “Creating for Tomorrow” growth strategy articulates how we intend to deliver sustained and attractive total shareholder return, built on earnings growth and a balanced capital allocation framework. As part of this strategy, we aim: to Grow based on investing for advantaged growth, to Innovate by developing innovative products and processes that enable a better future, and to Optimize by driving continuous improvement in all we do. Our Board is responsible for overseeing the execution of our strategy, and in doing so, the Board seeks to provide leadership as the Company navigates critical issues, including matters related to climate change, diversity, equity and inclusion, a changing regulatory environment, and the evolving nature of information security and cybersecurity threats. The Governance Committee is charged with reviewing the composition of the Board and recommending board refreshment as appropriate so that the Board as a whole reflects a range of talents, skills, diversity and expertise needed to meet the evolving needs of our Company in this changing landscape and to oversee the execution of our strategy.

Important Factors in Assessing Director Qualifications

Director Qualifications. The Governance Committee strives to maintain an engaged, highly skilled, independent board with broad and diverse experience and viewpoints that is committed to representing the interests of our stakeholders. Board candidates as well as nominees for re-election are evaluated in the context of the current composition of the Board of Directors and in relation to the Board’s current and anticipated requirements. We expect our directors and any candidate or nominee to have integrity and to demonstrate high ethical standards. The Committee also considers a wide range of factors when assessing director qualifications, including:

Ensuring an experienced, qualified Board with expertise in areas relevant to Cabot. The Committee seeks directors who have held significant leadership positions and can bring to the Board specific types of experience relevant to Cabot. It is the Board’s policy that the Board as a whole reflect a range of talents, skills and expertise, particularly in these areas:

•

Management Leadership and Strategic Planning Experience. We believe that directors who have held significant leadership positions over an extended period of time possess strong leadership qualities and demonstrate a practical understanding of organizations, processes, strategy and risk management and know how to drive change and growth. As a publicly traded company, we value experience on the boards of other publicly traded companies and other complex organizations.

•

Specialty Chemicals or Adjacent Industry and Operations Experience. We seek directors with leadership, operational and risk management experience in specialty chemicals or adjacent industries and the value chains in which we operate, as well as experience addressing environmental issues and sustainability considerations. For our business, experience addressing sustainability considerations includes experience in the areas of Safety, Health, and Environment (“SH&E”) requirements, or managing an organization with significant environmental, health or safety considerations.

•

Global Experience. We value directors with global business experience because we have significant global manufacturing operations, and, as in recent years, a majority of our revenues came from outside of the U.S. in fiscal 2024.

•	Accounting and Finance Experience. We use a broad set of financial metrics to measure our performance, and accurate financial reporting and robust auditing and controls are critical to our success.
•

Technology and Market Experience. As an innovative science and technology company, we value directors with an understanding of technology, material science and the value chains in which we participate. Under our “Creating for Tomorrow” strategy, we believe this is critical as we seek to grow by developing new products and identifying new applications and high-growth markets for our materials.

CABOT CORPORATION 7

2025 PROXY STATEMENT

Board Leadership, Governance and Composition, and Risk Management (continued)

Enhancing the Board’s diversity of background. As a global company, diversity is an essential element of our culture. At the Board level and throughout our Company we value the benefits received from different perspectives, and strive for a talented and diverse workforce and Board that is representative of our global business, customers, employees, and stockholders. In evaluating the suitability of individual Board nominees, the Governance Committee considers many factors, including general understanding of the disciplines relevant to the success of a publicly traded company with global manufacturing operations in today’s business environment, professional experience, background, education, skill, age, race, gender, and national origin. Our Corporate Governance Guidelines include diversity of origin, gender, background, experience, and thought as important director selection criteria and, as a result, while we do not have a separate formal written policy that solely addresses diversity, gender and ethnic diversity are important elements in the Board’s new director searches. Taking into account Dr. Wolfgruber’s upcoming retirement, one-quarter of our current directors are women and one-third are ethnically diverse. The Governance Committee reviews its effectiveness in balancing these considerations when assessing the composition of the Board.

Individual Attributes. The Board believes that to function effectively, all directors should demonstrate sound judgment, compassion, and a willingness and ability to work with other members of the Board openly and constructively. In addition, they should have the ability to communicate clearly and persuasively, while dedicating sufficient time to ensure the diligent performance of their duties on our behalf.

Complying with the Board’s independence guidelines. When selecting and recruiting candidates, the Board looks at other positions the candidate has held or holds, including other board memberships, as well as the candidate’s other relationships, to determine whether any material relationship with Cabot exists that could impair the candidate’s independence.

8 CABOT CORPORATION

2025 PROXY STATEMENT

Board Leadership, Governance and Composition, and Risk Management (continued)

As highlighted in the graphics below, we believe the Board as a whole possesses a balanced mix of the talents, skills, diversity, expertise, tenure and independence needed to meet the evolving needs of the Company and to oversee the execution of our “Creating for Tomorrow” strategy. More details on each director’s qualifications and expertise are included in the director biographies on the following pages.

BOARD OF DIRECTORS COMPETENCIES

	Cynthia A. Arnold	Douglas G. Del Grosso	Juan Enriquez	Sean D. Keohane	William C. Kirby	Michael M. Morrow	Raffiq Nathoo	Thierry Vanlancker	Michelle E. Williams	Frank A. Wilson	Christine Y. Yan
Accounting and Finance		◆		◆		◆	◆	◆		◆	
Chemical Industry	◆			◆				◆	◆		
Corporate Governance	◆	◆	◆	◆	◆	◆	◆	◆	◆	◆	◆
Cybersecurity/ Information Systems						◆				◆	
International Markets/ Business	◆	◆	◆	◆	◆	◆	◆	◆	◆	◆	◆
Manufacturing	◆	◆		◆				◆	◆		◆
P&L Responsibility		◆		◆				◆	◆		◆
Public Co CEO		◆		◆				◆			
R&D/ Technology	◆		◆	◆				◆	◆		
Related Value Chain	◆	◆		◆				◆			
Risk Management	◆	◆	◆	◆	◆	◆	◆	◆	◆	◆	◆
Strategic Planning	◆	◆	◆	◆	◆	◆	◆	◆	◆	◆	◆
Sustainability	◆	◆	◆	◆	◆			◆	◆		

BOARD OF DIRECTORS COMPOSITION

AGE
57 – 60
4
61 – 65
3
66 – 73
4

DIVERSITY
3
Gender
(Both)
4
Ethnic

TENURE
≤3 Years
3
4 – 8 Years
6
9 ≥ Years
2

INDEPENDENCE
10 Independent

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Our Board’s Role in Risk Oversight and in Overseeing our Progression on Environmental, Social and Governance (“ESG”) Matters and Activities

Our Board oversees our enterprise-wide program of risk management. Cabot management is primarily responsible for day-to-day risk management practices and, together with other personnel, annually engages in an enterprise-wide risk assessment. This assessment includes a comprehensive review of a broad range of risks, including financial, operational, business, climate-related, legal, regulatory, reputational, governance, and managerial risks that may affect the Company. From this assessment, the most significant risks in terms of their likelihood and severity, and time to impact over the short, medium and long-term time horizon, are identified and plans to manage and mitigate these risks are developed. In light of the breadth of ESG matters, we have a management ESG Steering Committee (the “ESG Steering Committee”), which is composed of the members of our Management Executive Committee and chaired by our CEO. Separate committees with specific responsibilities related to environmental, social and governance matters, including sustainability reporting in these areas, are resourced by teams across our Company and chaired by one or more members of our Management Executive Committee, and these committees report to the ESG Steering Committee. The ESG Steering Committee meets twice a year at the Management Executive Committee’s offsite strategy and business meetings, and more frequently as deemed appropriate. Cabot management regularly reports to either the full Board or the relevant Committee of the Board our major risk exposures, their potential operational or financial impact on Cabot, and the steps we take to manage them. The Company has a robust risk management program, the strength of which, we believe, is not dependent on the Board’s leadership structure.

Our Board has ultimate responsibility for risk oversight and oversees our corporate strategy, business development, capital structure, and country-specific risks. This includes business continuity risks, including climate-related risks, that have been identified as having a material impact on our business, strategy, or operations. Each Committee also has responsibility for risk oversight within their areas of responsibility and expertise.

Our Board Committee structure assists the Board in fulfilling its oversight responsibility and provides for risk oversight as follows:

•

Audit Committee — focuses on financial risk, including internal controls and legal and compliance risks and receives regular reports from our independent registered public accounting firm, our CFO, our Controller, our Treasurer, our Director of Internal Audit, our Chief Digital Information Officer, and our General Counsel. In addition, at least quarterly our General Counsel, who is a member of Cabot’s Office of Compliance, reports critical concerns that have been raised through our hotline and other compliance reporting channels to the Audit Committee. The Audit Committee also oversees the Company’s enterprise risk management processes and cybersecurity program, and management periodically reviews our information security and cybersecurity program with the full Board.

•

SHE&S Committee — reviews the effectiveness of our safety, health, environment, and sustainability (“SHE&S”) programs and initiatives and oversees matters related to stewardship and sustainability of our products and manufacturing processes. The SHE&S Committee also focuses on issues around climate change, technological innovation, and the evolving regulatory landscape that affect our manufacturing operations.

•

Compensation Committee — considers human resources risks and evaluates and sets compensation programs that encourage decision-making predicated upon a level of risk consistent with our business strategy. The Committee reviews gender-based pay equity globally and pay equity among our employees in the United States based on racial/ethnic diversity.

•

Governance Committee — considers governance and Board and CEO succession risks and evaluates director skills and qualifications, and oversees our director continuing education program to ensure our Board as a whole is knowledgeable about topics that we believe are important to an understanding of the changing landscape affecting our Company, including topics addressing sustainable development.

More information describing our Board Committees, their responsibilities, and specific areas of risk oversight is below under the heading “How Our Board Operates”.

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Our purpose is to create materials that improve daily life and enable a more sustainable future. We aim to achieve this purpose in a manner that is consistent with our values of integrity, respect, excellence, and responsibility, and, as reflected in our “Creating for Tomorrow” strategy, we are committed to operating responsibly, reducing our environmental impact and developing innovative performance materials that address the sustainability challenges of our customers, communities and the world. We therefore work to incorporate environmental sustainability, employee safety and well-being, diversity, equity and inclusion and other values into our decision-making in a manner that we believe will both mitigate risk and drive long-term value.

In fiscal 2020, we adopted our 2025 Sustainability Goals to further articulate our commitment to ESG matters and facilitate the integration of this commitment into the operation of our business. These goals address 11 topics that we have identified as important to Cabot and are categorized under the following three pillars: Caring for our People and Communities, Acting Responsibly for the Planet, and Building a Better Future Together. Our work to achieve each of these goals is resourced by teams across our Company and each goal is sponsored by a member of our Management Executive Committee. With respect to Board oversight of ESG matters in general, rather than concentrating oversight of all ESG initiatives into any one Committee, the Board takes the approach that certain matters are most appropriately overseen by the Board as a whole and, for other topics, the most appropriate Committee should maintain oversight. The graphic below provides an overview of Board and SHE&S Committee oversight with respect to each of our three pillars.

Caring for our People and Communities	Acting Responsibly for the Planet	Building a Better Future Together
Our entire Board reviews talent management and management succession planning, as well as the Company’s diversity and inclusion objectives and achievements.

The SHE&S Committee oversees our goals related to community engagement and occupational health and safety.

	The SHE&S Committee focuses on issues around climate change and the evolving regulatory landscape, and oversees our goals related to emissions, energy, wastes and spills, water, and environmental compliance.	The entire Board has oversight of Cabot’s goals that address product sustainability, suppliers’ sustain ability, and economic value gen erated and distributed.

To further advance our sustainability agenda, we have committed to align our climate-related disclosures with the recommendations of the Task Force for Climate-related Financial Disclosure (“TCFD”), and have disclosed our analysis, based on the work we have done to date, in a climate scenario risks and opportunities matrix developed in accordance with the TCFD guidance. In addition, we have an ambition to align our sustainability agenda with the Paris Climate Agreement to achieve net zero carbon emissions globally by 2050. We believe our activities related to these matters will be most appropriately overseen by the Board as a whole, and that our SHE&S Committee should allocate significant time annually for discussion of these matters.

Our SHE & Sustainability Commitment, which has been approved by our Board, articulates the Company’s commitment and policy related to sustainable development. In addition, our Human Rights Policy, which has also been approved by our Board, sets out our commitment to business practices that reflect international principles aimed at promoting and protecting human rights and applies equally to our activities and business relationships. Further, our EVOLVE® Sustainable Solutions technology platform focuses on developing sustainable reinforcing carbons and other performance materials with reliable performance at industrial scale. Our ambition under this platform is to work with customers and technology partners to develop products across three sustainability categories: Renewable, Recovered and Reduced. These are products made with renewable materials or materials recovered from end-of-life tires and/or using processes that result in reduced greenhouse gas emissions.

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Board Leadership, Governance and Composition, and Risk Management (continued)

Information on our sustainability goals, our climate scenario risks and opportunities matrix, our EVOLVE® Sustainable Solutions technology platform, and the various ESG-related awards we have received is available on our website at www.cabotcorp.com/sustainability, which information is not part of, or incorporated by reference into, this proxy statement.

In addition, to reinforce the Company’s commitment to developing a more inclusive and diverse organization, management has included, in each of the last two years, diversity, equity, and inclusion (“DE&I”) objectives for the portion of the short-term incentive compensation awards payable on the basis of participant individual performance.

Assessment of Risk in Incentive Compensation Program

Our Compensation Discussion and Analysis (“CD&A”) section of this proxy statement describes our compensation policies, programs and practices for our named executive officers. The corporate goal-setting, assessment and compensation decision-making processes described in our CD&A apply to all participants in our corporate short- and long-term incentive programs.

Participants in our long-term incentive program receive awards consisting of time-based restricted stock units and performance-based restricted stock units and, in the case of members of the Management Executive Committee and a limited number of other participants, stock options. In addition to our corporate short- and long-term incentive programs, we also maintain a cash incentive plan for certain functional and business roles and our manufacturing facilities offer an annual cash incentive plan.

The Compensation Committee directed management, working with the Committee’s independent consultant, Meridian Compensation Partners, to provide an evaluation of the design of these incentive plans to assess whether any portion of our incentive compensation programs encourages excessive risk taking. That assessment was presented to and reviewed by the Compensation Committee. Among the program features evaluated were the types of compensation offered, the types and mix of performance metrics, the alignment between performance goals, payout curves and the Company’s business strategy, and the overall mix of incentive awards. The Company’s compensation programs are designed with features intended to mitigate risk without diminishing the incentive nature of the program. Specific features of the programs intended to mitigate risk include, as applicable, the following: caps limiting the amount that can be paid under the corporate short- and long-term incentive programs and all of the non-corporate cash incentive programs; a balanced mix of annual and longer-term incentive opportunities; a mix of cash and equity incentives; multiple performance metrics; management processes to oversee risk associated with each of our incentive programs; stock ownership guidelines for members of the Management Executive Committee; company compensation recoupment policies; and significant controls for important business decisions. In our CD&A we describe in more detail the features of our executive compensation programs that are designed to mitigate risk, including the oversight provided by the Compensation Committee, which reviews and approves the design, goals, and payouts under our corporate short- and long-term incentive programs and each executive officer’s compensation. Based on our assessment, we believe our compensation policies, programs and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

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Board Leadership, Governance and Composition, and Risk Management (continued)

Our Leadership Structure — Non-Executive Chair of the Board; Executive Sessions

Michael M. Morrow has served as Non-Executive Chair of the Board since October 1, 2023.

Although our Corporate Governance Guidelines do not require that our Chair and Chief Executive Officer positions be separate, our Board believes that this leadership structure is appropriate at this time because it allows our Chief Executive Officer to focus on the strategic and operational aspects of our business, while allowing the Non-Executive Chair of the Board to provide independent leadership for the Board. Our Board recognizes that future circumstances may lead it to change the leadership structure depending on Cabot’s needs at the time and, as such, believes that it is important to retain flexibility. In the future, if the Chief Executive Officer also serves as Chair of the Board, our Corporate Governance Guidelines require that an independent director be appointed annually as lead director to set the agenda for and lead the executive sessions of the non-management directors at Board meetings and to undertake such other responsibilities as the independent directors designate.

Key Responsibilities. Our Non-Executive Chair of the Board focuses on the Board’s processes and ensuring it is prioritizing the right matters. Specifically, the Chair has the following responsibilities, and may perform other functions at the Board’s request:

•	presiding over meetings of our Board and stockholders, including executive sessions of the non-management directors;
•	serving as an ex-officio member of each Board committee of which he or she is not a member and, upon invitation, attending those committee meetings where possible;
•	establishing an agenda for each Board meeting in collaboration with our CEO and meeting with our CEO following each meeting to discuss any open issues and follow-up items;
•	facilitating and coordinating communication among the non-management directors and our CEO and an open flow of information between management and our Board;
•	leading our Board’s annual performance review in collaboration with the Governance Committee;
•	meeting with each non-management director at least annually;
•	providing assistance to our CEO by attending selected internal business management meetings and meeting with our CEO as necessary;
•	coordinating the periodic review of management’s strategic plan;
•	leading our Board’s review of the succession plans for our CEO in collaboration with the Governance Committee; and
•	working with management on effective stockholder communication and engagement.

How Our Board Operates

Our Board of Directors has six scheduled Board meetings to review and discuss Cabot’s performance and prospects, with calls and communications between meetings as appropriate. The Board interacts directly with senior management during its meetings. The Board typically dedicates one multiple-day meeting a year to a discussion of longer-term strategic matters. During fiscal 2024, the principal focus of this meeting was the Company’s growth strategy and sustainability agenda. Our full Board participates in the SHE&S Committee meeting that is scheduled at this time and focused on a discussion of sustainability matters, including, in fiscal 2024, the Company’s progress against its 2025 Sustainability Goals and a preliminary view of management’s assessment of the Company’s sustainability strategy, objectives and priorities as the Company looks beyond its 2025 Sustainability Goals and objectives. As provided in the Board’s Corporate Governance Guidelines, in addition to a new director orientation program, the Company provides continuing education opportunities for all directors on topics that we believe are important to an understanding of the changing landscape affecting our Company, including topics addressing sustainable development. During fiscal 2024, the Board met seven times.

A significant portion of the Board’s oversight responsibility is carried out through its four operating committees.

Committee Composition. All of the members of our Audit Committee, Governance and Nominating Committee, SHE&S Committee and Compensation Committee satisfy the NYSE’s definition of an independent director.

Committee Operations. Each Committee meets periodically throughout the year, reports its actions to the Board, receives reports from senior management, annually evaluates its performance and can retain outside advisors. Each Committee’s meeting materials are available for review by all directors.

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Board Leadership, Governance and Composition, and Risk Management (continued)

Committee Responsibilities. The primary responsibilities of each Committee are listed below. For more detail about the responsibilities and functions of each Committee, see the Committee charters on our website (www.cabotcorp.com) under the heading “Company — About Cabot — Governance — Resources.”

Audit Committee

Members

Frank A. Wilson, Chair	Raffiq Nathoo
Thierry Vanlancker

Ten meetings in fiscal 2024

Financial Acumen. Mr. Wilson and Mr. Vanlancker are “audit committee financial experts” under SEC rules and both of these directors and Mr. Nathoo are “financially literate” under NYSE rules.

Primary Responsibilities

The Audit Committee assists the Board of Directors in its oversight of (i) the integrity of Cabot’s financial statements, (ii) our compliance with legal and regulatory requirements, (iii) the independent registered public accounting firm’s qualifications and independence, (iv) the performance of our internal audit function, and (v) our risk assessment and risk management processes, including with respect to information technology and cybersecurity risk. The Audit Committee, among other functions:

•	Has the sole authority to appoint, retain, terminate, and determine the compensation of our independent registered public accounting firm.
•

Monitors the qualifications, independence and performance of our independent registered public accounting firm and approves professional services provided by the independent registered public accounting firm.

•	Reviews with our independent registered public accounting firm the scope and results of the audit engagement.
•	Reviews the activities and recommendations of our independent registered public accounting firm.
•

Discusses Cabot’s annual audited financial statements, quarterly financial statements and earnings releases with management and Cabot’s independent registered public accounting firm, as well as our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

•

Reviews Cabot’s accounting policies, risk assessment and risk management processes, control systems, cybersecurity preparedness, legal matters and compliance activities which includes regular updates of critical concerns raised through our hotline and other compliance reporting channels.

During fiscal 2024, the Committee’s other priorities included treasury matters, including cash and debt management; internal controls practices; accounting matters, including those related to foreign exchange matters, the Company’s deferred tax assets, and the reserve established for potential respirator liabilities; and other tax matters. The Committee also discussed the Company’s cyber-security risk management programs.

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Board Leadership, Governance and Composition, and Risk Management (continued)

Compensation Committee

Members

Matthias L. Wolfgruber,* Chair	William C. Kirby
Douglas G. Del Grosso	Christine Y. Yan

* Dr. Wolfgruber is retiring, effective at the 2025 Annual Meeting.

Four meetings and one action by written consent in fiscal 2024

Primary Responsibilities

The primary responsibilities of the Compensation Committee are to:

•

Approve the corporate goals and objectives relevant to the compensation of our CEO, evaluate the CEO’s performance in light of those goals and objectives and, either as a Committee or together with the other independent directors (as directed by the Board), determine and approve the CEO’s compensation based on this evaluation.

•

Establish policies applicable to the compensation, severance, or other remuneration of Cabot’s Management Executive Committee, review and approve performance measures and goals under incentive compensation plans applicable to such employees, and approve their salaries, annual short-term and long-term incentive awards, any severance payments, and any other remuneration.

•	Review and approve the aggregate amount of bonuses to be paid to participants in Cabot’s annual corporate short-term incentive program.
•

Administer Cabot’s incentive compensation plans for members of the Company’s Management Executive Committee, equity-based plans, and supplemental benefits arrangements, which includes approving the aggregate number of shares of stock granted under Cabot’s long-term incentive program.

•	Monitor the activities of the Company’s Investment Committee.
•	Review on a periodic basis reports prepared by management of pay equity at the Company on the basis of elements of diversity.
•	Review disclosure describing the Company’s human capital resources.

Important items for fiscal 2024 included assessing the effectiveness of our executive compensation programs and establishing appropriate performance measures and goals under our incentive compensation plans for fiscal 2024. The Committee received regular updates on trends and regulatory developments affecting executive compensation, and assessed the market competitiveness of our executives’ compensation.

Governance and Nominating Committee

Members

Michael M. Morrow, Chair	Juan Enriquez
Frank A. Wilson	Matthias L. Wolfgruber*

* Dr. Wolfgruber is retiring, effective at the 2025 Annual Meeting.

Six meetings in fiscal 2024

Primary Responsibilities

The Governance Committee is charged primarily with:

•	Developing and recommending to the Board corporate governance policies and procedures.
•	Identifying individuals qualified to become directors of Cabot.
•	Recommending director candidates to the Board to fill vacancies and to stand for election at the annual meeting of stockholders.

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•	Recommending Committee assignments.
•	Recommending topics for the director continuing education program.
•	Leading the annual review of the Board’s performance.
•	Recommending compensation and benefit policies for Cabot’s directors.
•	Reviewing and making determinations regarding interested transactions under Cabot’s Related Person Transaction Policy and Procedures.
•	Assisting the Board in its process with respect to CEO succession planning, including succession planning in the event of unforeseeable events.

During fiscal 2024, the Governance Committee continued its focus on Board composition matters to ensure the Board as a whole has the skills, talents, diversity and expertise needed to meet Cabot’s evolving needs. During the year, the Committee oversaw the Board’s search for a new director which culminated in the election of Mr. Vanlancker as a Director effective in July, 2024.

Safety, Health, Environment & Sustainability Committee

Members

Juan Enriquez, Chair	Cynthia A. Arnold
Michelle E. Williams

Four meetings in fiscal 2024

Primary Responsibilities

The SHE&S Committee reviews aspects of Cabot’s safety, health, environmental and sustainability performance, process safety, security, product toxicology and registrations, community engagement and governmental affairs. In particular, the Committee reviews the following:

•	Cabot’s environmental reserve and risk management and remediation programs.
•	Environmental and safety audit programs, risk assessments, performance metrics and performance against such metrics.
•	Management processes related to our safety, health, environment and sustainability programs.

During fiscal 2024, particular areas of Committee focus included the Company’s corporate sustainability performance and priorities, including alternative approaches to achieving the Company’s net zero ambition; review of the Company’s progress against the Company’s 2025 Sustainability goals, the Company’s SH&E audit program, process safety management programs, planned and anticipated significant environmental-related capital expenditures, environmental remediation activities, as well as the Company’s ratings on third-party ESG-related assessments.

Executive Committee

Members

Michael M. Morrow, Chair	Sean D. Keohane
Frank A. Wilson

No meetings in fiscal 2024

Primary Responsibilities

The Executive Committee reviews and, where appropriate, approves corporate action with respect to the conduct of our business between Board of Directors’ meetings. Actions taken by the Executive Committee are reported to the Board at its next meeting.

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Board Leadership, Governance and Composition, and Risk Management (continued)

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines that address director qualifications (which include the Board’s policy on director overboarding) and independence, Board Committees, director compensation, Board performance evaluations, Board and Committee meetings, access to senior management, and Chief Executive Officer performance evaluation and succession planning, among other matters. Many of the Board’s practices and policies set out in these Guidelines are described throughout this discussion of Board Leadership, Governance and Composition and Risk Management. The Corporate Governance Guidelines are posted on our website (www.cabotcorp.com) under the heading “Company — About Cabot – Governance – Resources.”

How We Assess Director Independence

The Board’s Guidelines. Under our Corporate Governance Guidelines, it is the Board’s policy that at least the majority of the Board’s members must be independent. The Governance Committee annually reviews the independence of all directors and reports its findings to the full Board. All of our current directors are “independent” under the Board’s director independence standards, other than Mr. Keohane, our President and CEO. For a director to be considered independent, the Board must determine that he or she does not have any material relationship with Cabot. The Board’s guidelines for director independence are consistent with the independence requirements in the New York Stock Exchange’s listing standards. The Board evaluates all relevant facts and circumstances in making an independence determination. In assessing director independence, the Board considers all known relationships, transactions and arrangements among directors, their family members, and Cabot. The Board concluded that none of the non-management directors who served as directors during the 2024 fiscal year had a material relationship with Cabot.

How We Evaluate Our Board and Assess Director Recommendations

Each year, the Governance Committee leads our Board’s annual evaluation process. The process focuses on the effectiveness of the Board as a whole, prioritizing issues, and identifying specific matters for future discussion. For 2024, our General Counsel solicited feedback from each director based on a series of questions covering Board and Committee membership, operations, and responsibilities, as well as open-ended questions so that each director had leeway to provide feedback on the issues he or she believed to be the most pertinent. In addition, our Non-Executive Chair conducted one-on-one discussions with each director, during which feedback on individual director performance from other directors was sought. The key themes, observations, and suggestions with respect to the Board’s performance as a whole were summarized and discussed with the full Board. Based on these discussions, opportunities to further enhance the Board’s effectiveness have been and are being implemented.

Board Refreshment. A number of changes have occurred in the Board of Directors over the past several years as part of our continuing efforts to ensure that our Board has the right skills and tenures to best oversee management and the execution of our strategy and the associated risks. Three new directors have joined the Board within the last three years. Our Board does not have a mandatory retirement policy because the Board is of the view that a mix of tenures that takes into consideration appropriate levels of continuity, institutional memory and fresh perspectives is critical in achieving and maintaining a high-performing board. The Board will continue to proactively manage its composition and make-up to ensure it has the appropriate mix of tenures, diversity, and the requisite skills to address the Company’s current and future needs.

Candidate Recommendations. We identify candidates for election to the Board of Directors through the business networks of the directors and management and from recommendations made by third-party search firms upon the request of the Governance Committee. In fiscal 2024, the Governance Committee retained a search firm to help identify potential candidates with specific skills and professional experience identified by the Committee as important as it considers Board succession planning, as well as potential candidates whose membership on our Board would continue to enhance the Board’s gender and ethnic diversity. Mr. Vanlancker was initially identified as a candidate for election to the Board by a third-party search firm and, upon the recommendation of the Governance Committee, the Board elected Mr. Vanlancker as a director effective July 2024. In evaluating Mr. Vanlancker’s candidacy, the Board considered his

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extensive global and industrial expertise, his in-depth knowledge of strategy, product development, sales, and marketing, with specific know-how in chemicals markets and distributions. We evaluate candidates recommended by our stockholders in the same manner and on the same basis as candidates recommended by our directors, management, or third-party search firms.

Procedures for Stockholders to Recommend Director Nominees

The Governance Committee has a policy with respect to the submission of recommendations by stockholders of candidates for director nominees, which is available on our website at www.cabotcorp.com under the heading “Company— About Cabot—Governance—Resources”. A stockholder wishing to recommend a candidate must submit the recommendation by a date no later than the 120th calendar day before the first anniversary of the date that Cabot released its proxy statement to stockholders in connection with the previous year’s annual meeting. Recommendations should be submitted to the Company’s Secretary in writing at Cabot Corporation, Two Seaport Lane, Suite 1400, Boston, Massachusetts 02210. The notice to the Secretary should include all information about the candidate that Cabot would be required to disclose in a proxy statement in accordance with the rules promulgated under the Securities Exchange Act of 1934, as amended or as required by the Company’s by-laws, consent of the candidate to serve on the Board of Directors, if nominated and elected, and agreement of the candidate to complete, upon request, questionnaires customary for Cabot directors and to comply with applicable Company policies.

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Governance

Proposal 1 — Election of Directors

Board of Directors

Our Board of Directors currently has twelve members and is divided into three classes serving staggered three-year terms. Directors for each class are elected at the annual meeting of stockholders held in the year in which the term for their class expires. Four directors are proposed to be elected at the 2025 Annual Meeting. The terms of Michael M. Morrow, Thierry Vanlancker, Michelle Williams, and Frank A. Wilson expire at the 2025 Annual Meeting and our Board of Directors has nominated each of them for a three-year term that will expire at the annual meeting in 2028. All of them are current directors and, with the exception of Mr. Vanlancker, have been elected by stockholders at previous annual meetings.

Matthias L. Wolfgruber, whose term of office expires at the 2025 Annual Meeting, is not up for re-election at the 2025 Annual Meeting and will retire from the Board effective at such meeting. Upon the election of the nominated directors, and with Dr. Wolfgruber’s retirement, Cabot’s Board of Directors will have eleven members. We expect that all of the nominees will be available for election, but if any of the nominees are not available at the time of the 2025 Annual Meeting, proxies received will be voted for substitute nominees to be designated by the Board of Directors or, if no substitute nominees are identified by the Board, proxies will be voted for a lesser number of nominees. In no event will the proxies be voted for more than four nominees.

Vote Required

A nominee will be elected to the Board of Directors if the votes properly cast “for” his or her election exceed the votes properly cast “against” such nominee’s election. Abstentions and broker non-votes will have no effect on the results of this vote.

Recommendation

The Board of Directors recommends that you vote “FOR” the election of its four nominees.

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Proposal 1 — Election of Directors (continued)

Certain Information Regarding Directors

Michael M. Morrow Non-Executive Chair of the Board (Nominee for Election)

Director Since: 2017

Committee Memberships: Governance, Executive

Term of Office Expires: 2025

Age: 69

Independent

Business Experience:

•   Partner, PricewaterhouseCoopers, a public accounting firm, 1986 until retirement in 2016, as audit partner, including with responsibility for assessing cybersecurity risk at various audit clients, and in various leadership and governance roles, including Lead Director of PwC’s U.S. Board of Partners

•   Consultant, PwC, 2016 to 2017

Other Boards and Positions:

•   Chair, Financial Accounting Standards Advisory Committee (FASAC), an advisory body to the Financial Accounting Standards Board (FASB) (beginning 2020, and Member from 2019 to present)

•   Member, Board of Visitors, Wake Forest University School of Business (2011 to 2017)

•   Member, Business Advisory Council, University of Rhode Island School of Business (2010 to 2015)

Mr. Morrow has substantial expertise in accounting, finance and financial reporting matters, in risk management practices, including in the areas of cybersecurity and information systems, and significant leadership, business and corporate governance experience.

Thierry Vanlancker (Nominee for Election)

Director Since: 2024

Committee Memberships: Audit

Term of Office Expires: 2025

Age: 60

Independent

Business Experience:

•   Managing Director, Aliaxis Holding SA, a manufacturer of plastic piping systems for buildings, infrastructure, and industry (from September 2024 to present; Director from 2020 to present; and Chairman of the Board from September to 2024 to present)

•   Chief Executive Officer and Chair of Board of Management, AkzoNobel NV, a multinational paints and coatings company, 2017 until retirement in 2022

•   President, Fluoroproducts and the EMEA region, The Chemours Company, a global provider of performance chemicals, 2015 to 2016

•  General management positions, EI DuPont De Nemours & Company, a chemicals company, 1988 to 2015

Other Public Company Boards:

•   Director, SIKA AG, a Swiss multinational specialty chemical company that supplies to the building sector and motor vehicle industry (2019 to present; Chairman of the Board since April 2024)

Other Boards and Positions:

•   Director, Stahl, a leading provider of specialty coatings and treatments for flexible substrates (April 2024 to December 2024)

•   Director, Etex NV, a manufacturer of building materials (2021 to December 2024)

Mr. Vanlancker has extensive global and industrial experience, in-depth knowledge of strategy, product development, sales and marketing with specific know-how in chemicals markets and distribution, expertise in the management of international companies, management of differentiated channels to market and in-depth experience with sustainability strategy.

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Proposal 1 — Election of Directors (continued)

Michelle Williams (Nominee for Election)

Director Since: 2023

Committee Memberships: SHE&S

Term of Office Expires: 2025

Age: 63

Independent

Business Experience:

•   Global Group President of Altuglas International, a manufacturer of polymethyl methacrylate (PMMA) and a subsidiary of Arkema S.A., a manufacturer of specialty chemicals and advanced materials, 2015 until retirement in 2021

Other Public Company Boards:

•   Director, Brady Corporation, a manufacturer and supplier of identification solutions and workplace safety products (2019 to present)

Other Boards and Positions:

•  Advisory Committee, Polyvantis, portfolio company of Advent International (2023 to present)

Dr. Williams has extensive experience in strategic planning, commercial and operational excellence, including in the area of safety, health and environmental matters, new business development, and innovation across diverse specialty chemicals and advanced materials industries.

Frank A. Wilson (Nominee for Election)

Director Since: 2018

Committee Memberships: Audit (Chair), Governance

Term of Office Expires: 2025

Age: 66

Independent

Business Experience:

•   Senior Vice President and Chief Financial Officer, PerkinElmer, Inc., a life sciences diagnostics, discovery and analytical solutions company, 2009 until retirement in 2018

•   Finance, business development and investor relations leadership positions, Danaher Corporation, a life sciences and industrial conglomerate, 1997 to 2009

Other Public Company Boards:

•   Director, Alkermes, a fully integrated, global biopharmaceutical company (2019 to present)

•   Director, Novanta, Inc., a technology partner to medical and advanced industrial OEMs (2021 to present)

•   Director, Sparton Corporation, a provider of design, development and manufacturing services for electromechanical devices (2015 to 2018)

Other Boards and Positions:

•   Senior Advisor, Astor Place Holdings, the private investment arm of Select Equity Group, L.P. (2018 to present; interim Chief Executive Officer of portfolio company, Douglas Electrical Components, June 2023 to November 2023)

Mr. Wilson has significant financial expertise and skills in strategic planning, investor relations and business development within international public companies, and leadership experience in risk management practices, including in the areas of cybersecurity and information systems.

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Proposal 1 — Election of Directors (continued)

Juan Enriquez

Director Since: 2005

Committee Memberships: SHE&S (Chair), Governance

Term of Office Expires: 2026

Age: 65

Independent

Business Experience:

•   Chairman and Chief Executive Officer, Biotechonomy Ventures, a life sciences research and investment firm, since 2003

•   Managing Director, Excel Venture Management, a life sciences investment company, since 2008

Other Boards and Positions:

•   Director, various start-up and non-profit companies

•   Trustee, American Academy of Arts and Sciences

•   Trustee, GBH

•   Trustee, QuestBridge

Mr. Enriquez has significant expertise in technology, start-up companies and international business, leadership experience from his broad experience in technology ventures, and with respect to safety, health and environmental matters.

Sean D. Keohane

Director Since: 2016

Committee Memberships: Executive

Term of Office Expires: 2026

Age: 57

Business Experience:

•   President, Chief Executive Officer and Director, Cabot Corporation, since 2016

•   Executive Vice President, President, Reinforcement Materials, 2014 to 2016; Senior Vice President, President, Performance Chemicals, 2012 to 2014; Vice President and General Manager, Performance Chemicals, 2008 to 2012; Vice President in 2005; joined Cabot Corporation 2002

•   General management positions, Pratt & Whitney, a division of United Technologies, prior to 2002

Other Public Company Boards:

•   Director, The Chemours Company, a global provider of performance chemicals (2018 to present)

Other Boards and Positions:

•   Director, American Chemistry Council, a trade association representing the business of chemistry at the global, national and state levels (2016 to present)

Mr. Keohane has a deep understanding of Cabot’s businesses, strong knowledge of the chemicals industry and significant experience in management, strategic planning, manufacturing, international business and marketing, and in risk management practices, including with respect to safety, health and environmental matters.

22 CABOT CORPORATION

2025 PROXY STATEMENT

Proposal 1 — Election of Directors (continued)

William C. Kirby

Director Since: 2012

Committee Memberships: Compensation

Term of Office Expires: 2026

Age: 73

Independent

Business Experience:

•   Spangler Family Professor of Business Administration, Harvard Business School, since 2008

•   T.M. Chang Professor of China Studies, Harvard University, since 2008

•   Harvard University Distinguished Service Professor and Chairman of the Harvard China Fund, since 2006

•   Harvard faculty member since 1992, served as Chair of Harvard’s History Department, Director of the Harvard University Asia Center, Dean of the Faculty of Arts and Sciences and Director of the Fairbank Center for Chinese Studies

Other Public Company Boards:

•   Director, The Taiwan Fund, Inc., a diversified closed-ended management investment company (2013 to present)

•   Director, The China Fund, Inc., a non-diversified closed-ended management investment company (2007 to 2019)

Other Boards and Positions:

•   Director, Harvard University Press

•   Director, Harvard Magazine

•   Director, The American Council of Learned Societies, a federation of scholarly organizations whose mission is to promote the circulation of humanistic knowledge throughout society (2018 to present)

•   Director, JAMM Active Limited, a global producer of innovative performance fabrics for athletic use (2016 to 2021)

Mr. Kirby has extensive business knowledge, and particular expertise regarding the business, economic and political environment in China and international markets, as well as significant experience managing safety, health and environmental matters as Dean of Harvard University’s Faculty of Arts and Sciences.

Raffiq Nathoo

Director Since: 2022

Committee Memberships: Audit

Term of Office Expires: 2026

Age: 58

Independent

Business Experience:

•   Managing Partner, Tx3 Sage Rock, a private investment management firm, since 2019

•   Executive-in-Residence, New Mountain Capital, LLC, an alternative asset management firm (2015 to 2017)

•   Senior Managing Director, Blackstone, a global investment and advisory firm (2000 to 2014)

•   Managing Director and other positions, Blackstone (1991 to 1999)

Other Boards and Positions:

•   Director, IREX, a global development and education organization operating internationally (2020 to present)

Mr. Nathoo has significant leadership experience, international financial and capital markets expertise, both as an investor and an M&A advisor, and broad strategic planning and risk management experience.

CABOT CORPORATION 23

2025 PROXY STATEMENT

Proposal 1 — Election of Directors (continued)

Cynthia A. Arnold

Director Since: 2018

Committee Memberships: SHE&S

Term of Office Expires: 2027

Age: 66

Independent

Business Experience:

•   Chief Technology Officer, The Valspar Corporation, a global paints and coatings company, 2011 until retirement in 2017

•   Chief Technology Officer, Sun Chemical Corporation, a producer of inks, coatings and supplies, pigments, polymers, liquid compounds, solid compounds and application materials, 2004 to 2010

Other Public Company Boards:

•   Director, Fluence, a global provider of energy storage products and services and digital applications for renewables and storage (2021 to present)

•   Member, Supervisory Board, Avantium N.V., a technology company in renewable chemistry (2020 to 2022)

Other Boards and Positions:

•   Director, Milliken & Company, a global diversified industrial company for specialty chemicals, performance materials and textiles (2018 to present)

•   Director, Citrine Informatics, an AI/machine learning software provider for chemical and material companies (2018 to present)

Dr. Arnold has a depth of global experience in the specialty chemicals industry, particularly in technology and innovation, with an understanding of the value chains and markets in which Cabot participates.

Douglas G. Del Grosso

Director Since: 2020

Committee Memberships: Compensation

Term of Office Expires: 2027

Age: 63

Independent

Business Experience:

•   President, Chief Executive Officer and Director, Adient, plc, a global manufacturer of automotive seating, 2018 until retirement in December 2023

•   President and Chief Operating Officer, Chassix, Holdings, Inc., a supplier of chassis, brake and powertrain components, from 2016 to 2018

•   President and Chief Executive Officer, Henniges Automotive, a provider of sealing systems, anti-vibration components and encapsulated glass systems, from 2012 to 2015

•   Vice President and General Manager, TRW Automotive, a supplier of automotive systems, modules and components, from 2007 to 2012

•   President and Chief Operating Officer, Lear Corporation, a manufacturer of automotive seating and electrical distribution systems, from 2005 to 2007

Other Boards and Positions:

•   Director, Pangea Corporation, a global leather supplier to leading automotive brands (February 2024 to present)

•   Trustee, The Committee for Economic Development of the Conference Board, a global, independent business membership and research organization working in the public interest (2022 to present)

Mr. Del Grosso has significant leadership and global operational experience within the automotive sector and valuable experience in management, strategic planning, manufacturing, international business and marketing, and in risk management practices, including with respect to safety, health and environmental matters.

24 CABOT CORPORATION

2025 PROXY STATEMENT

Proposal 1 — Election of Directors (continued)

Christine Y. Yan

Director Since: 2019

Committee Memberships: Compensation

Term of Office Expires: 2027

Age: 59

Independent

Business Experience:

•   Stanley Black & Decker, a global leader in power tools, hand tools and storage solutions, engineered fastening systems and security services:

•  Vice President of Integration, 2018 until retirement in 2018

•  President, Asia, from 2014 to 2018

•  President, Stanley Storage and Workspace Systems, from 2013 to 2014

•  President Americas, Stanley Engineered Fastening, from 2008 to 2013

Other Public Company Boards:

•   Director, Modine Manufacturing Company, a thermal management company (2014 to present)

•   Director, onsemi, a provider of intelligent power and sensing technologies (2018 to present)

•   Director, Ansell Limited, a provider of protective industrial and medical gloves (2019 to present)

Other Boards and Positions:

•   Operating Director, Ammega Group, B.V., a maker of conveyer and transmission belting for a variety of industries (2023 to present)

Ms. Yan has extensive background in automotive, industrial and consumer markets with years of experience in global manufacturing and engineering, and significant experience with international business, particularly in Asia.

CABOT CORPORATION 25

2025 PROXY STATEMENT

Other Governance Policies and Practices

Transactions with Related Persons

Policy and Procedures for the Review of Related Person Transactions

Our Board has adopted a written policy for the review and approval of transactions involving related persons. “Related persons” consist of any person who is or was a director, nominee for director or executive officer of Cabot (since the beginning of the last fiscal year, even if they do not presently serve in that role), any greater than 5% stockholder of Cabot and the immediate family members of any of those persons. The Governance Committee is responsible for applying the policy with the assistance of our General Counsel.

Transactions covered by the policy consist of any transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements, or relationships in which (1) the aggregate amount involved will or may be expected to exceed $120,000 with respect to any fiscal year, (2) Cabot is a participant and (3) any related person has or will have a direct or indirect interest, other than solely as a result of being a director or a less than 10% beneficial owner of another entity (an “interested transaction”). Under the policy, the following interested transactions have a standing pre-approval from the Governance Committee, even if the aggregate amount is greater than $120,000:

•

Certain sales of stock by executive officers to Cabot. (1) Sales of Cabot stock by an executive officer (including the CEO) to Cabot pursuant to the terms of our long-term incentive program or (2) other sales by executive officers (excluding the CEO) provided that the sale has been approved by our CEO, the per share purchase price is the fair market value of our common stock on the date of sale, the proceeds from the sale to the executive officer do not exceed $500,000, and the sale does not take place during a quarterly blackout period.

•

Certain transactions with other companies. Any transaction between Cabot and another company if the aggregate amount involved does not exceed the greater of $1,000,000 or 2% of that company’s total revenues. This pre-approval applies if the related person’s only relationship is as an employee (other than executive officer), director or beneficial owner of less than 10% of the other company’s shares.

•

Employment of executive officers; director compensation. Any employment by Cabot of an executive officer if the related compensation is required to be reported in our proxy statement or if the compensation was approved by our Compensation Committee. Any compensation paid to a director if the compensation is required to be reported in our proxy statement.

•

Other transactions. Competitively bid or regulated public utility services transactions; transactions involving trustee-type services; and transactions where the related person’s interest arises solely from the ownership of our common stock and all common stockholders received the same benefit on a pro rata basis.

Each interested transaction by a related person that does not have standing pre-approval under the policy should be reported to our General Counsel for presentation to the Governance Committee for approval before its consummation. The Chair of the Governance Committee has the authority to pre-approve or ratify (as applicable) any interested transaction with a related person in which the aggregate amount involved is expected to be less than $500,000. In determining whether to approve or ratify an interested transaction, the Governance Committee and the Chair may take into account such factors as they deem appropriate, which may include whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

Transactions with Related Persons

Since the beginning of fiscal 2024, Cabot and its subsidiaries had no transactions, nor are there any currently proposed transactions, in which Cabot or its subsidiaries was or is to be a participant and the amount involved exceeds $120,000 and any related person (as defined above) had or will have a direct or indirect material interest reportable under SEC rules.

26 CABOT CORPORATION

2025 PROXY STATEMENT

Other Governance Policies and Practices
(continued)

Stockholder Engagement
The Company welcomes stockholder engagement. Our directors are available to answer questions from stockholders at the 2025 Annual Meeting about the business of the meeting. In addition, management of the Company conducts stockholder outreach throughout the year to ensure management and the Board understand and consider the issues that matter most to our stockholders. We provide regular updates regarding the Company’s performance and strategic actions to the investor community, and we participate in numerous investor conferences, one-on-one
meetings, earnings calls, investor days, and educational investor and analyst conversations. We also communicate with stockholders and other stakeholders through various media, including our annual report, proxy statement and other filings with the SEC, news releases and our website. We believe ongoing stockholder engagement allows us to respond effectively to stockholder concerns.
Director Attendance at Meetings
During fiscal 2024, each director attended at least 75% of the aggregate of the total Board meetings and the total meetings held by all of the Committees on which he or she served during the periods that he or she served. The 2024 Annual Meeting was held in a virtual meeting format by live webcast and each of our Directors attended and were available to respond to questions.
Code of Business Ethics and Training
We have adopted a code of ethics that applies to all of our
employees
and directors, including the Chief Executive Officer, the Chief Financial Officer, the Controller and other senior financial officers. In fiscal 2024, each of our directors completed our Code of Business Ethics on-line
compliance training program that we require our employees to complete. In addition, in fiscal 2024, as part of our compliance training and risk mitigation efforts, we provided employee training on anti-bribery and corruption, records retention, and cybersecurity. The Code of Business Ethics is posted on our website (
www.cabotcorp.com
) under the caption “Company —About Cabot — Code of Business Ethics.”
Insider Trading Policy
We have an insider trading policy that governs the purchase, sale, and/or any other dispositions of our securities by the Company and its directors, officers and employees and is designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company.
Communicating Concerns to the Board
Stockholders or other interested parties wishing to communicate with the Board, the non-management
directors or any individual director may contact the
Non-Executive
Chair of the Board by calling
1-800-853-7602;
or by sending an email through our website using the link that is located under the caption “Company — About Cabot — Governance — Contact the Board of Directors”.
Anyone who has a complaint or concern regarding our accounting, internal accounting controls or auditing matters may communicate that concern to the Chair of the Audit Committee by calling
1-800-853-7602;
or by sending an email through our website using the link that is located under the caption “Company — About Cabot — Governance — Contact the Board of Directors”. All such communications to the Board of Directors or the Audit Committee will also be sent to Cabot’s Office of Compliance.

CABOT CORPORATION

2025 PROXY STATEMENT

Director Compensation

Annual compensation for our non-employee directors is comprised of cash compensation and a grant of Cabot common stock. The Governance Committee is responsible for reviewing the form and amount of compensation paid to our non-employee directors and recommends changes to our Board of Directors as appropriate. In November 2023, the Governance Committee, with the assistance of Meridian, a national executive compensation firm, evaluated the competitiveness of the Company’s director compensation program, which included a review of director compensation data from the same peer group of companies our Compensation Committee uses for assessing its executive compensation decisions. Based on this evaluation and upon the recommendation of the Governance Committee, our Board of Directors approved changes to our non-employee director compensation program as follows: effective January 1, 2024, we (i) increased the annual equity retainer from $135,000 to $155,000; and (ii) increased the annual retainer paid to the Chair of the Compensation Committee from $15,000 to $20,000. Directors who are Cabot employees do not receive compensation for their services as directors.

Cash Compensation

With the changes described above, effective January 1, 2024, annual cash compensation for our non-employee directors consists of the following components:

•	$95,000 retainer
•	$20,000 for serving as Chair of the Audit Committee
•	$20,000 for serving as Chair of the Compensation Committee
•	$15,000 for serving as Chair of the SHE&S Committee
•	$15,000 for serving as Chair of the Governance & Nominating Committee
•	$120,000 for serving as Non-Executive Chair of the Board of Directors

Cash compensation is paid quarterly and, when changes occur in Board or Committee membership during a quarter, the compensation is pro-rated.

Stock Compensation

Under the Cabot Corporation 2015 Directors’ Stock Compensation Plan (the “2015 Directors’ Stock Plan”), each non-employee director is eligible to receive each calendar year shares of Cabot common stock as part of his or her compensation for services to be performed in that year. For calendar year 2024, each non-employee director who was serving as a director at the time the awards were granted in January and who continued to serve as a director for the remainder of 2024 received an award of shares having a grant date value as close as possible to $155,000 (2,035 shares). Sue Rataj, who retired effective May 31, 2024, received a pro-rated grant of 848 shares. The closing price of our common stock on January 11, 2024, the date such shares were granted, was $76.13. Cabot ceased making awards under the 2015 Directors’ Stock Plan effective March 7, 2024, the date that Cabot’s shareholders approved the Cabot Corporation 2024 Non-Employee Director Plan (the “Director Plan”). Under the Director Plan, upon his election to the Board, effective July 12, 2024, Mr. Vanlancker received a pro-rated award of shares having a grant date value as close as possible to $77,500 (816 shares) as compensation for his services as a non-employee director to be performed in calendar year 2024. The closing price of our common stock on July 12, 2024 was $94.99. For calendar year 2025, each non-employee director whose term of office will continue after the 2025 Annual Meeting received an award of shares having a grant date value as close as possible to $155,000 (1,788 shares). Dr. Wolfgruber received a pro-rated award of 344 shares.

As of January 15, 2025, there were 330,960 shares available for issuance under the Director Plan.

We believe that it is desirable for our directors to have an equity interest in Cabot and we encourage all directors to own a reasonable amount of Cabot stock to align director and stockholder interests and to enhance a director’s long-term perspective. Accordingly, our Corporate Governance Guidelines require non-employee directors to have an equity ownership in Cabot in an amount equal to five times the annual cash retainer paid for service as a director. It is expected that this ownership level will generally be achieved within a five-year period beginning when a director is first elected to

28 CABOT CORPORATION

2025 PROXY STATEMENT

Director Compensation (continued)

the Board. For purposes of determining a director’s compliance with this ownership requirement, any deferred shares held by a director are considered owned by the director. In addition, each non-employee director is required to retain the shares granted in any given year for a period of at least three years from the date of issuance or until the director’s earlier retirement.

Reimbursement of Certain Expenses

Our Corporate Governance Guidelines state that Cabot will not provide retirement or other benefits or perquisites to non-employee directors. Directors, however, are reimbursed for reasonable travel and out-of-pocket expenses incurred in connection with attending Board and Committee meetings and other Cabot business-related events and are covered by Cabot’s travel accident insurance policy for such travel. In connection with Ms. Rataj’s retirement from the Board on May 31, 2024 and in recognition of her many years of service to Cabot, the Cabot Corporation Foundation made a contribution on her behalf to a charity she selected.

Deferred Compensation

Under the Cabot Corporation Non-Employee Directors’ Deferral Plan (the “Deferred Compensation Plan”), directors can elect to defer receipt of any cash compensation payable in a calendar year for a specified minimum period of time or until they cease to be members of the Board of Directors. In any year, these deferred amounts are, at the director’s choice, either (i) credited with interest at a rate equal to the Moody’s Corporate Bond Rate for the month of November prior to the beginning of the applicable year or (ii) treated as invested in Cabot phantom stock units, based on the market price of shares of Cabot common stock at the time of deferral (with dividends paid on shares credited and treated as if reinvested in Cabot phantom stock units). Messrs. Enriquez and Nathoo and Dr. Wolfgruber elected to defer receipt of their calendar years 2023 and 2024 cash compensation, as applicable, and treat the deferred amounts as invested in Cabot phantom stock units. Mr. Kirby elected to defer receipt of his calendar years 2023 and 2024 cash compensation and have it credited with interest at a rate equal to the Moody’s Corporate Bond Rate. The Moody’s Corporate Bond Rate used to calculate interest during calendar year 2024 was 5.88%.

Under the Deferred Compensation Plan, directors also may defer receipt of the shares of common stock issuable to them under the 2015 Directors’ Stock Plan or Director Plan, as applicable. For each share of stock deferred, a director is credited with one Cabot phantom stock unit to a notional account created in the director’s name. Dividends that would otherwise be payable on the deferred shares accrue in the account and are credited with interest at a rate equal to the Moody’s Corporate Bond Rate for the month of November prior to the beginning of the year. The rate used to calculate interest during calendar year 2024 was 5.88%. At the end of the deferral period, the deferred shares of Cabot common stock are issued to the director, along with the accrued cash dividends and interest earned, either in one issuance or in installments over a period of up to ten years, as selected by the director. Messrs. Del Grosso, Enriquez, Kirby, Morrow, Nathoo, Vanlancker, and Wilson, Ms. Yan, and Drs. Williams and Wolfgruber elected to defer their calendar year 2024 stock awards.

CABOT CORPORATION 29

2025 PROXY STATEMENT

Director Compensation (continued)

Director Compensation Table

The following table sets forth the compensation earned by our non-employee directors in fiscal 2024:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings($)(3)	All Other Compensation ($)(4)	Total($)
Cynthia A. Arnold	95,000	154,925	26		249,951
Douglas G. Del Grosso	95,000	154,925	86		250,011
Juan Enriquez	110,000	154,925	1,335		266,260
William C. Kirby	95,000	154,925	6,296		256,221
Michael M. Morrow	220,000	154,925	215		375,140
Raffiq Nathoo	95,000	154,925	17		249,942
Sue H. Rataj	73,333	64,558	—	25,000	162,891
Thierry Vanlancker	20,096	77,152	—		97,608
Michelle E. Williams	95,000	154,925	1		249,926
Frank A. Wilson	115,000	154,925	168		270,093
Matthias L. Wolfgruber	113,750	154,925	404		269,079
Christine Y. Yan	95,000	154,925	137		250,062

1.

Cash compensation earned reflects changes in Board or Committee service that occurred during the fiscal year. The amounts reported in this column for Messrs. Enriquez, Kirby, and Nathoo and Dr. Wolfgruber were deferred under the Deferred Compensation Plan described above.

2.

Reflects the grant date fair value of shares of Cabot common stock granted to each non-employee director computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The grant date fair value was calculated by multiplying the number of shares granted to the director by the closing price of our common stock on the date of grant, which, for all directors, other than Mr. Vanlancker, was January 11, 2024 ($76.13). The date of grant for Mr. Vanlancker was July 12, 2024 ($94.99). The stock awards reported in this column for Messrs. Del Grosso, Enriquez, Kirby, Morrow, Nathoo, Vanlancker, and Wilson, Ms. Yan, and Drs. Williams and Wolfgruber were deferred under the Deferred Compensation Plan described above.

3.	Represents above-market interest (the portion exceeding 120% of the applicable long-term rate) on compensation deferred under the Deferred Compensation Plan.
4.	Consists of a charitable contribution made in connection with Ms. Rataj’s retirement from the Board of Directors.

30 CABOT CORPORATION

2025 PROXY STATEMENT

Beneficial Stock Ownership of Directors, Executive Officers and Persons Owning More Than Five Percent of Common Stock

The following table shows the amount of Cabot common stock beneficially owned as of January 15, 2025 (unless otherwise indicated) by each person known by Cabot to beneficially own more than 5% of our outstanding common stock, by each director of Cabot, by each of Cabot’s named executive officers and by all directors and executive officers of Cabot as a group. Unless otherwise indicated, each person has sole investment and voting power over the securities listed in the table.

Name	Total Number of Shares(1)		Percent of Class(2)

Holders of More than Five Percent of Common Stock

BlackRock, Inc.	6,888,619	(3)	12.70%

50 Hudson Yards

New York, NY 10001

The Vanguard Group	6,329,558	(4)	11.67%

100 Vanguard Blvd.

Malvern, PA 19355

Wellington Management Group LLP	4,903,849	(5)	9.04%

c/o Wellington Management Company LLP

280 Congress Street

Boston, MA 02210

EARNEST Partners, LLC	3,264,026	(6)	6.02%

1180 Peachtree Street NE, Suite 2300

Atlanta, GA 30309

Directors and Executive Officers

Cynthia A. Arnold	17,322	(7)	*

Douglas G. Del Grosso	12,781	(8)	*

Juan Enriquez	43,140	(9)	*

Karen A. Kalita	49,680	(10)	*

Hobart C. Kalkstein	55,138	(11)	*

Sean D. Keohane	1,114,434	(12)	2.02%

William C. Kirby	27,202	(13)	*

Erica McLaughlin	95,390	(14)	*

Michael M. Morrow	20,004	(15)	*

Raffiq Nathoo	6,968	(16)	*

Thierry Vanlancker	2,604	(17)	*

Michelle E. Williams	4,478	(18)	*

CABOT CORPORATION 31

2025 PROXY STATEMENT

Beneficial Stock Ownership of Directors, Executive Officers and Persons Owning More Than Five Percent of Common Stock (continued)

Name	Total Number of Shares(1)		Percent of Class(2)

Frank A. Wilson	16,254	(19)	*

Matthias L. Wolfgruber	22,099	(20)	*

Christine Y. Yan	14,873	(21)	*

Jeff Zhu	174,831	(22)	*

Directors and executive officers as a group (16 persons)	1,677,198	(23)	3.03%

*	Less than one percent.
1.

For Cabot’s executive officers, the number includes shares of Cabot common stock held for their benefit by the trustee of Cabot’s 401(k) Plan. The shares of common stock allocated to the accounts of Cabot’s executive officers in the 401(k) Plan constitute less than 1% of our common stock.

2.

The calculation of percentage of ownership of each listed beneficial owner is based on 54,221,416 shares of Cabot common stock, which represents the number of shares outstanding on January 15, 2025, plus any shares that such individual or entity has the right to acquire within 60 days of January 15, 2025, unless otherwise noted.

3.

Based on a Schedule 13G/A filed with the SEC on January 23, 2024 by BlackRock, Inc. (“BlackRock”). The Schedule 13G/A reports that BlackRock has sole voting power with respect to 6,779,946 shares and sole dispositive power with respect to 6,888,619 shares.

4.

Based on a Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group (“Vanguard”). The Schedule 13G/A reports that Vanguard has shared voting power with respect to 101,540 shares, sole dispositive power with respect to 6,168,603 shares and shared dispositive power with respect to 160,955 shares.

5.

Based on Schedule 13G/A filed with the SEC on February 9, 2024 by Wellington Management Group LLP (“Wellington”). The Schedule 13G/A reports that Wellington has shared voting power with respect to 4,058,430 shares and shared dispositive power with respect to 4,903,849 shares.

6.

Based on Schedule 13G/A filed with the SEC on February 12, 2024 by EARNEST Partners, LLC (“Earnest”). The Schedule 13G/A reports that Earnest has sole voting power with respect to 2,664,307 shares and sole dispositive power with respect to 3,264,026 shares.

7.	Includes 5,896 shares the receipt of which Dr. Arnold has deferred under applicable Cabot deferred compensation plans.
8.	Includes 9,139 shares the receipt of which Mr. Del Grosso has deferred under applicable Cabot deferred compensation plans.
9.	Includes 41,040 shares the receipt of which Mr. Enriquez has deferred under applicable Cabot deferred compensation plans. Mr. Enriquez has shared investment power with respect to 2,100 shares.
10.

Includes 23,318 shares of common stock that Ms. Kalita has the right to acquire within 60 days of January 15, 2025 upon the exercise of stock options and 587 shares of Cabot common stock held by the trustee for Cabot’s 401(k) Plan for her benefit.

11.

Includes 12,331 shares of common stock that Mr. Kalkstein has the right to acquire within 60 days of January 15, 2025 upon the exercise of stock options and 7,211 shares of Cabot common stock held by the trustee for Cabot’s 401(k) Plan for his benefit.

12.

Includes 834,194 shares of common stock that Mr. Keohane has the right to acquire within 60 days of January 15, 2025 upon the exercise of stock options and 13,741 shares of Cabot common stock held by the trustee for Cabot’s 401(k) Plan for his benefit.

13.	Mr. Kirby has deferred receipt of these shares under applicable Cabot deferred compensation plans.
14.	Includes 49,710 shares of common stock that Ms. McLaughlin has the right to acquire within 60 days of January 15, 2025 upon the exercise of stock options.
15.	Includes 18,004 shares the receipt of which Mr. Morrow has deferred under applicable Cabot deferred compensation plans.
16.	Mr. Nathoo has deferred receipt of these shares under applicable Cabot deferred compensation plans.
17.	Mr. Vanlancker has deferred receipt of these shares under applicable Cabot deferred compensation plans.
18.	Dr. Williams has deferred receipt of these shares under applicable Cabot deferred compensation plans.
19.	Mr. Wilson has deferred receipt of these shares under applicable Cabot deferred compensation plans.
20.	Dr. Wolfgruber has deferred receipt of these shares under applicable Cabot deferred compensation plans.
21.	Ms. Yan has deferred receipt of these shares under applicable Cabot deferred compensation plans.
22.	Includes 115,906 shares of common stock that Mr. Zhu has the right to acquire within 60 days of January 15, 2025 upon the exercise of stock options.
23.

Shares of our common stock shown as being beneficially owned by directors and executive officers as a group includes 21,539 shares of Cabot common stock held by the trustee for Cabot’s 401(k) Plan for the benefit of such persons, as applicable.

32 CABOT CORPORATION

2025 PROXY STATEMENT

Executive Compensation

Compensation Committee Report

The Compensation Committee of the Board of Directors (referred to as the “Compensation Committee” or the “Committee”) has reviewed the CD&A section included in this proxy statement. The Compensation Committee has also reviewed and discussed the CD&A with the members of management who are involved in the compensation process.

Based on these reviews and discussions, the Compensation Committee recommended to the Board of Directors that the CD&A be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended September 30, 2024.

Matthias L. Wolfgruber, Chair

Douglas G. Del Grosso

William C. Kirby

Christine Y. Yan

Compensation Discussion and Analysis

As context for our named executive officers’ fiscal 2024 compensation, below we summarize Cabot’s fiscal 2024 performance and provide an overview of the decisions made with respect to executive compensation in fiscal 2024 and our executive compensation programs for that fiscal year. We then describe our compensation philosophy and objectives, our compensation setting process and other compensation and governance related policies, and the compensation awarded, earned, and paid for fiscal 2024. For fiscal 2024, our named executive officers and their current positions are:

•	Sean D. Keohane, President and Chief Executive Officer;
•	Erica McLaughlin, Executive Vice President and Chief Financial Officer, and Head of Corporate Strategy;
•	Karen A. Kalita, Senior Vice President and General Counsel;
•	Hobart C. Kalkstein, Executive Vice President and President, Reinforcement Materials Segment and Americas Region, with executive responsibility for Digital; and
•	Jeff Zhu, Executive Vice President and President, Carbon and Silica Technologies, and Battery Materials businesses within Performance Chemicals Segment and Asia Pacific Region.

Executive Summary

Our Performance in Fiscal 2024

Under our Creating for Tomorrow strategy, introduced at our Investor Day in December 2021, we have charted a new path for growth and value creation for our Company and intend to leverage our existing strengths to lead in performance and sustainability: to Grow based on investing for advantaged growth, to Innovate by developing products and processes that enable a better future, and to Optimize by driving continuous improvement in all we do.

FISCAL 2024 FINANCIAL HIGHLIGHTS

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Executive Compensation (continued)

Overall, we had a very strong fiscal 2024 and continued to execute against our strategy and advance a number of strategic initiatives. Most notably, fiscal 2024 was the last year in the three-year goal period we established at our 2021 Investor Day, and we concluded this period having achieved an adjusted earnings per share (“EPS”)* compound annual growth rate (“CAGR”) of 12%, which was at the top end of our target range of 8%-12%. Over this three-year period, we also generated $1.2 billion of cumulative discretionary free cash flow (“DFCF”)*, a very strong result compared to the goal we announced at our 2021 Investor Day of greater than $1 billion. In addition, in fiscal 2024, we

•

generated strong diluted EPS of $6.72 and adjusted EPS* of $7.06; generated income before income taxes and equity in earnings of affiliated companies of $529 million and total segment earnings before income and tax (“EBIT”)* of $701 million, with EBIT in our Reinforcement Materials segment of $537 million, an 11% increase from fiscal 2023, and EBIT in our Performance Chemicals segment of $164 million, a 31% increase from fiscal 2023;

•	generated cash flow from operating activities of $692 million and DFCF* of $479 million; and
•

maintained a strong balance sheet and liquidity position, ending the year with a cash balance of $223 million and with liquidity, measured as cash balance plus available borrowing capacity under our credit facilities, of $1.4 billion.

We also made progress on a number of strategic initiatives and growth investments that we believe will allow us to continue to grow in our core markets and to participate in the growth anticipated with the global transition to electric vehicles and to digital printing, while continuing to advance our focus on sustainability. During the year, we

•

introduced several new products made with sustainable materials, including our universal circular black masterbatches designed for multiple applications and our PROPEL® E8 engineered reinforcing carbon black for EV and high-performance tire formulations;

•	advanced an expansion project at our Cilegon, Indonesia plant to add approximately 80,000 metric tons of capacity for reinforcing carbons;
•	were selected for a $50 million grant from the U.S. Department of Energy to establish the first U.S. production facility for battery-grade carbon nano-tubes and conductive additive dispersions;
•

returned $93 million in cash to our stockholders through dividends, which included an 8% increase in our dividend as of May 2024, and repurchased $172 million of shares of our common stock, which combined, represented approximately 55% of our DFCF* in fiscal 2024; and

•

received continued recognition for our commitment to sustainability leadership, including a Platinum rating from EcoVadis, an independent sustainability monitoring organization, for our Sustainability Report for the fourth consecutive year.

*

Adjusted EPS, Total Segment EBIT, and DFCF are not measures of performance under U.S. generally accepted accounting principles (“GAAP”). Please see Appendix B for reconciliations to the most comparable GAAP financial measures and other information regarding these measures.

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Executive Compensation (continued)

Highlights of our Fiscal Year 2024 Named Executive Officer Compensation Decisions and the Impact of Company Performance on Compensation.

We believe fiscal 2024 compensation strongly aligned our named executive officers’ compensation with our corporate performance, with a significant portion of the compensation paid to our named executive officers either based on our performance against pre-established corporate financial goals or aligned with stock price performance. Specifically, 66% of the total direct compensation opportunity for our CEO (base salary, target short-term incentive (“STI”) award and long-term incentive (“LTI”) awards (with performance-based restricted stock units (“PSUs”) valued at target)) was performance-based and not guaranteed, and, on average, the percentage of total direct compensation opportunities for our other named executive officers that was performance- based was 56%. The charts below show the total direct compensation opportunities provided to our named executive officers for fiscal 2024, as well as the mix between short-and long-term compensation, noting the elements that constitute performance-based compensation.

Base Salary. All of our named executive officers, except Mr. Keohane, received a base salary increase for calendar 2024 during our annual salary review process that took place in November 2023. The Compensation Committee approved merit-based salary increases for each of our named executive officers ranging from 1% to 5% for 2024, as further described below. With these increases, we believe the base salaries of our named executive officers for fiscal 2024 were aligned and consistent with our compensation philosophy, which considers individual performance and leadership, scope of responsibilities, the experience the executive has obtained while he or she has held his or her position, and benchmark compensation data to arrive at a market competitive base level of compensation appropriate for the individual. (See pages 47-50 for further details).

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Executive Compensation (continued)

STI Awards and Payouts. Under our STI program, 70% of each award is based on the achievement against pre-established corporate financial goals and the remaining 30% of each award is based on achievement against pre-established individual performance objectives. The corporate financial goals established for each metric under this plan and our actual performance with respect to each metric are presented below. Based on this performance, payout with respect to the corporate financial goals portion of the fiscal 2024 STI awards was 138.4% of target.

Fiscal 2024 STI Achievement on Financial Performance

Adjusted EBIT*
(60% Weighting)
Millions
$800
$700
$600
$500
$400
$300
$200
$100
$0
Max
Target
$633M
Threshold
NWC Days
(20% Weighting)
Days
65
68
71
74
77
80
83
Max
73 Days
Target Range
Threshold
DFCF*
(20% Weighting)
Millions
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Max
$479M
Target Range
Payout
95%-105%
Threshold

*	Non-GAAP financial measure. See Appendix B.

The balance of the amounts paid with respect to STI awards to our named executive officers reflected their individual performance and demonstrated leadership and ranged from 130% to 150% of target. The total STI awards made to our named executive officers ranged from 136% to 142% of the named executive officer’s target award. (See pages 47-50 for further details about awards and payouts made to our named executive officers.) We believe these STI awards were aligned with our fiscal 2024 financial performance, individual performance, and our pay-for-performance philosophy.

LTI Awards and Payouts. Our LTI program is 70% performance-based and 30% time-based, consisting of a combination of PSUs (35%), stock options (35%) and time-based restricted stock units (“TSUs”) (30%) (with percentages measured based on the awards’ grant date values, assuming target level achievement of applicable performance goals in the case of PSUs). The grant date value of the awards granted in fiscal 2024 to each named executive officer was based on an assessment of the named executive officer’s position, role and responsibilities within the Company, the overall competitiveness of his or her total direct compensation, and internal equity (the relationship of pay among the executive officers in the context of their responsibilities) and retention considerations. (See pages 47-50 for further details.)

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Executive Compensation (continued)

Further, as described on page 44, each PSU award is allocated evenly into three tranches, with each tranche having a separate fiscal year performance period and the entire award generally having a cumulative three-year overall vesting period. All performance goals for each performance period are established at the time of grant to cover the full three-year performance period. Our financial performance in each fiscal year determines the percentage of the target award earned for that fiscal year performance period in three outstanding PSU awards. The percentage of the target awards earned for fiscal 2024 performance with respect to outstanding PSUs is set forth below. For each performance metric, adjusted EPS and adjusted RONA, achieving the target level of performance results in 100% of the portion of the award that relates to that metric being earned. We believe that the PSUs earned based on our fiscal 2024 financial results properly aligned our LTI compensation with our very strong fiscal 2024 financial performance, consistent with the role that these awards have in advancing our pay-for-performance philosophy.

LTI Award	FY’24 Performance Metrics and Achievement Relative to Target	Composite, Weighted Achievement (%) of FY’24 Tranche

Year 3 of Fiscal 2022 Grant (covering fiscal 2022-2024), with all targets established November 2021	Adjusted EPS (171.6%); Adjusted RONA (200.0%)	181.5%

Year 2 of Fiscal 2023 Grant (covering fiscal 2023-2025), with all targets established November 2022	Adjusted EPS (89.4%); Adjusted RONA (186.7%)	123.5%

Year 1 of Fiscal 2024 Grant (covering fiscal 2024-2026), with all targets established November 2023	Adjusted EPS (177.9%); Adjusted RONA (200.0%)	185.6%

Characteristics of our Executive Compensation Programs

Our executive compensation programs include a number of practices intended to align the interests of management with those of our stockholders.

What We Do	What We Don’t Do

✓  Link pay to performance; significant portion of executive pay is not guaranteed

✓  Tie performance-based awards to achievement of pre-established financial metrics

✓  Use our STI awards to recognize individual performance and leadership and achievement of corporate goals

✓  Review actual compensation paid to or realized by our CEO, CFO and other named executive officers as compared to the value of compensation awarded

✓  Balance the mix of pay components, including cash, stock options, and restricted stock units (both performance- and time-based)

✓  Cap incentive awards under our STI and LTI programs

✓  Incentivize long-term focus by setting multiple years of performance goals for PSU grants at the time of grant

✓  Maintain stock ownership guidelines

✓  Subject STI and LTI program compensation to our recoupment policies

✓  Provide modest perquisites to U.S.-based executives consisting primarily of financial planning and an executive physical examination

✘ Enter into employment contracts with our CEO and other named executive officers (other than Mr. Zhu, who is based in China)

✘ Provide for excise tax gross ups in our management severance plan in the event of a change in control

✘ Reprice underwater stock options without shareholder approval

✘ Permit hedging or short sales of Company stock by directors and participants in the Company’s LTI program

✘ Permit pledging of Company stock by directors and participants in the Company’s LTI program

✘ Provide single-trigger change in control vesting in our equity awards

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Executive Compensation (continued)

Consideration of Results of Shareholder Advisory Votes on Executive Compensation

At our 2024 Annual Meeting, we conducted an advisory (non-binding) shareholder vote on executive compensation, as required by the Dodd-Frank Act. 98% of the shares voted approved the executive compensation discussed and disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and other related tabular and narrative disclosures contained in our 2024 proxy statement. In considering the results of this most recent favorable advisory vote on executive compensation, among other things, the Compensation Committee determined that the Company’s executive compensation programs have been effective in implementing the Company’s stated compensation philosophy and objectives, and directly aligning compensation paid or earned with Company performance and the performance of our stock. Therefore, the Committee did not make any changes in the structure of these programs or in response to this vote.

The Compensation Committee recognizes that executive pay practices and corporate governance principles continue to evolve. Accordingly, the Compensation Committee will continue to monitor executive compensation practices and make adjustments as necessary to ensure that our executive compensation programs continue to support our corporate goals and objectives, appropriately incentivize management and reflect good corporate governance principles.

In addition to our advisory shareholder vote on executive compensation, shareholders may provide feedback on the executive compensation programs directly to the Compensation Committee or the Board. You may contact the Board of Directors through our website at “Company — About Cabot — Governance — Contact the Board of Directors”.

Compensation Philosophy, Objectives and Process

Continuing to position Cabot for future success requires the talent to support our business and strategy. Our executive compensation programs are designed to provide a competitive and internally equitable compensation and benefits package that incentivizes and rewards individual and Company performance and reflects job complexity and the strategic value of the individual’s position while also promoting long-term retention. We seek to accomplish these goals in a way that is aligned with the long-term interests of our stockholders.

To achieve these goals, our executive compensation programs adhere to these principles:

•	Offer a total compensation opportunity and a benefits package that are competitive in our industry;
•	Reward executives based on our business performance by closely aligning a majority of their compensation with the performance of the Company on both a short- and long-term basis;
•	Set challenging performance goals that support the Company’s short- and long-term financial goals;
•	Motivate individual performance by rewarding the specific performance and achievements of individual executives and their demonstrated leadership; and
•	Align the interests of our executives with those of our stockholders through performance-based compensation, equity grants and stock ownership guidelines.

Our Compensation Setting Process

The Compensation Committee

As discussed under “Board Leadership, Governance and Composition, and Risk Management — How Our Board Operates — Compensation Committee”, on page 15, the Compensation Committee is responsible for all compensation decisions related to members of the Company’s Management Executive Committee, which includes all our named executive officers.

The annual compensation planning process for the preceding fiscal year concludes at the Committee’s meeting in November. During that meeting, the Committee evaluates the Company’s performance against the corporate performance goals set for the just-concluded fiscal year and also evaluates each executive officer’s individual performance. Based on this evaluation, the Committee determines the amounts payable or earned, as applicable, in the fiscal year under our STI and LTI programs. Each November, the Compensation Committee also (i) determines any adjustments to

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Executive Compensation (continued)

base salaries, with any adjustment typically effective the following January, (ii) sets corporate performance metrics applicable to our STI and LTI programs for the current fiscal year, (iii) grants LTI awards, and (iv) establishes performance goals and maximum payout levels under our STI and LTI programs for awards granted in the current fiscal year, in each case, for each named executive officer.

A description of the Compensation Committee’s roles and responsibilities is set forth in its written charter adopted by the Board of Directors, which can be found at www.cabotcorp.com under “Company — About Cabot — Governance — Resources.”

Role of the Compensation Consultant

The Compensation Committee has retained Meridian Compensation Partners (“Meridian”) as its independent compensation consultant for purposes of advising on executive compensation matters. During fiscal 2024, Meridian provided the Committee with advice on a broad range of executive compensation matters, including the following:

•	Apprising the Committee of compensation-related trends and developments in the marketplace;
•	Informing the Committee of regulatory developments relating to executive compensation practices;
•	Reviewing and assessing the composition of the group of peer companies used for compensation benchmarking purposes;
•	Providing the Committee with an assessment of the market competitiveness of our executive compensation programs;
•	Assessing the relationship between executive compensation actually paid and corporate performance;
•

Identifying potential changes to our executive compensation programs to maintain market competitiveness and consistency with business strategies, good governance practices and alignment with shareholder interests;

•	Providing advice with respect to the 2025 Long-Term Incentive Plan (see Proposal 3 included in this proxy statement); and
•	Reviewing the disclosure of our executive compensation programs in this proxy statement.

Meridian attended all regularly scheduled meetings of the Compensation Committee during fiscal 2024. Meridian also provides advice periodically with respect to non-employee director compensation matters to the Governance and Nominating Committee.

The Compensation Committee has assessed the independence of Meridian pursuant to SEC rules and concluded that no conflict of interest exists that prevents Meridian from independently advising the Compensation Committee.

Role of the Chief Executive Officer and Other Officers

Each year, our CEO and our Chief Human Resources Officer (“CHRO”), working with internal resources as well as Meridian, review the design of our executive compensation programs and recommend modifications to existing, and/or the adoption of new, plans and programs to the Compensation Committee. In addition, our CEO recommends to the Committee the performance metrics and goals to be used to determine future payouts under our STI and LTI programs, and each named executive officer’s individual performance goals (other than the CEO’s) are jointly developed by the executive and the CEO.

Before the Compensation Committee makes compensation decisions regarding the compensation of our named executive officers, the CEO provides his assessment of each named executive officer’s performance, other than his own, taking into consideration factors such as the officer’s achievement of individual goals, leadership accomplishments, contribution to Cabot’s performance and the achievement of Company goals, and areas of strength and areas for development. The CEO then makes specific award recommendations for these officers. In preparing compensation recommendations for the Committee, our CEO, our CHRO and other members of management involved in the process review compensation and survey data compiled by Meridian for similarly-situated executives at our peer group of companies and other external competitive market data provided by such consultant, as described below. Our CEO attends Compensation Committee meetings but is not present for, and does not participate in, discussions concerning his own compensation. All decisions relating to the compensation of our named executive officers are made solely by the Committee and are reported to the full Board of Directors.

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Executive Compensation (continued)

Use of Benchmarking Comparison Data

Our fiscal 2024 compensation peer group consisted of companies in the diversified chemicals or specialty chemicals industries with similar products and services and with revenues and a market capitalization generally between one-third and three times the Company’s revenue and market capitalization. The Compensation Committee reviews executive compensation data for executives with comparable positions at these peer group companies to gauge the reasonableness of its executive compensation decisions and the competitiveness of our executive compensation programs. The Compensation Committee believes maintaining market-competitive executive compensation programs allows us to successfully attract and retain experienced executives who are critical to our long-term success.

The Compensation Committee annually reviews the companies included in our compensation peer group and may add or eliminate companies as it determines to be appropriate. For purposes of fiscal 2024 compensation matters, our compensation peer group consisted of the following 19 companies:

•  Albemarle Corporation

•  Ashland Global Holdings, Inc.

•  Avient Corporation

•  Axalta Coating Systems

•  Celanese Corporation

•  The Chemours Company

•  Element Solutions, Inc.

•  FMC Corporation

•  H.B. Fuller Company

•  Huntsman Corporation

• Innospec Inc. • Minerals Technologies • NewMarket Corporation • Olin Corporation • Orion S.A. • RPM International Inc. • Stepan Company • Trinseo S.A. • Tronox Limited

In preparation for the fiscal 2025 executive compensation review season and the decisions that the Compensation Committee has made and will make with respect to fiscal 2025 compensation, the Compensation Committee reviewed, with Meridian, the peer group companies listed above and determined that it was appropriate to add Eastman Chemical Company to the peer group. With this addition, the Committee confirmed the appropriateness of the peer group for benchmarking the Company’s executive compensation programs.

The Compensation Committee and management also consider executive compensation data derived from a segment of Willis Towers Watson’s Executive Compensation annual survey pertaining to the Chemical Industry when evaluating the compensation of our named executive officers.

Each year, the Compensation Committee reviews tally sheets that detail all elements of each named executive officer’s compensation and benefits for the current and prior fiscal years, as well as a projection of his or her compensation for the upcoming fiscal year. These are provided to the Committee as a means to review the total compensation and benefits package for each named executive officer and the impact of any compensation decisions on such compensation and benefits levels.

Factors Considered in Determining Amounts of Compensation

The Compensation Committee considers the following factors in determining each named executive officer’s total annual and long-term incentive compensation opportunities:

•	the officer’s role, level of responsibility, performance, demonstrated leadership, and experience;
•	the number of years the officer has held his or her position;
•	the current target total compensation for the officer;
•	employee retention and internal equity considerations; and
•	external competitiveness.

The Compensation Committee has adopted a targeting strategy for executive compensation decisions that defines competitiveness as a “range around the market 50th percentile” for total direct compensation (the sum of base salary, target STI awards and LTI awards (with PSUs valued at target)). For members of the Management Executive Committee

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Executive Compensation (continued)

who are promoted from within Cabot and whose total direct compensation is not competitive at the time of their promotion under our targeting strategy, our philosophy is to bring such executive’s total direct compensation to within the median competitive range of the benchmark compensation data used by the Committee over a three-year period from the time of their promotion. The Committee believes that the use of a range provides the Committee with the framework to target the market median of the benchmarking data used by the Committee, as described under “Use of Benchmarking Comparison Data” above, but to vary compensation opportunities as it deems appropriate based on individual and Company performance and circumstances.

Developing Company Performance Metrics

The five financial performance metrics we have used for our STI and LTI programs in recent years, including in fiscal 2024, are intended to support our short- and long-term business plans and strategies. Our philosophy in setting goals for each of the financial metrics under our STI and LTI awards is to set challenging target goals that, in addition to promoting well-rounded Company and individual management performance:

•

drive achievement of our strategy to improve our profitability, achieve our adjusted EPS CAGR goal (which, during the three-year performance period fiscal 2022 through 2024, was 8-12% over time under our Creating for Tomorrow strategy), and manage our cash flow; and

•	will be realized as a result of strong execution by management and strong Company performance.

For our STI awards, we used three financial metrics that align with our business strategy to determine the amount earned with respect to such awards. Adjusted EBIT was the principal financial performance metric under our STI program because it reflects an important near-term goal of improving our operating profitability and is a key driver of TSR. To increase the focus on efficiently managing our working capital, and to measure our short-term financial health, we used a NWC days metric, and to incentivize cash flow management, we used discretionary free cash flow (“DFCF”) as the third financial metric. Adjusted EBIT had a weighting of 60%, and NWC days and DFCF each had a weighting of 20%.

For our PSU awards, we used adjusted EPS as the principal financial performance metric because it reflects an important longer-term financial goal of improving our after-tax profitability and it reflects the depreciation burden of capital investments made to drive long-term earnings growth. Because our business is capital intensive, we believed it was also appropriate to include a capital efficiency metric under our LTI program and, as a result, we used adjusted return on net assets (“RONA”), which measures how effectively and efficiently we use our operating assets to generate earnings. Adjusted EPS and adjusted RONA have a 65% and 35% weighting, respectively.

When setting financial targets, typically we begin with our performance in the just completed fiscal year and set growth targets from that base that align with the execution of our strategy. Accordingly, in setting our adjusted EBIT and adjusted EPS goals for fiscal 2024, we began with our performance in fiscal 2023 and set a growth target based on that performance. In setting adjusted EPS targets, we set targets over the three-year term of the PSU awards that would result in payouts based on our then strategic long-term goal of achieving an 8%-12% adjusted earnings per share CAGR over time. In setting NWC and DFCF targets, our goals in 2024 were to maintain and continue to build on the structural and process improvements we had made in recent years (and, with respect to DFCF, to achieve our then strategic long-term goal of achieving $1 billion DFCF over the fiscal 2022-2024 period), and, in setting adjusted RONA targets, we sought to drive earnings growth at return levels greater than our weighted average cost of capital. We recognize that from time to time we may need to change the metrics we use under our STI and PSU awards to reflect new priorities and business circumstances and we expect to continue to reassess our performance metrics and goal setting process annually.

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Executive Compensation (continued)

Our Performance-based Compensation Philosophy

How Did our Fiscal 2024 STI Program Operate?

We provide annual STI awards to drive the achievement of key short-term business results and to recognize individuals based on their contributions to those results and Cabot’s overall performance. Each named executive officer has an annual target incentive opportunity under our STI program, which is expressed as a percentage of his or her base salary, as summarized in the table below. For fiscal 2024, the Committee increased Mr. Keohane’s STI target from 120% of his base salary to 125% of this base salary.

Name	FY24 STI Target	FY24 STI Target Amount
Sean D. Keohane	125%	$1,375,000
Erica McLaughlin	80%	$486,033
Karen A. Kalita	70%	$373,536
Hobart C. Kalkstein	70%	$408,139
Jeff Zhu	70%	$392,456

The actual amounts payable under the STI program range from 0% to 200% of the target award opportunity, with 70% of each award based on the achievement of pre-established corporate financial goals and the remaining 30% of each award based on individual performance and achievements. The Committee established threshold, target, and maximum performance level goals for each financial metric under the STI program: adjusted EBIT, NWC days, and DFCF, with payout for performance between performance levels determined on a straight-line basis. For NWC days, the target levels utilized a narrow “dead band” of days. For DFCF, the target levels utilized a cash flow range. This approach prevents small variations around demonstrated performance levels on these two metrics from being rewarded or penalized. Under our STI program, the Committee retains the discretion, after determining the amount that would otherwise be payable under an award for a performance period, to adjust the actual payment, if any, to be made under such award. Consistent with prior years, the Committee did not exercise such discretion with respect to fiscal 2024 awards.

As it relates to the 30% of the STI award that is based on individual performance and achievements, at the beginning of each fiscal year, the non-Executive Chair, with input from the other independent directors, develops the individual performance goals for our CEO, which are then approved by the Committee. Each of our other executive officers develops with the CEO his or her individual performance goals for the year. In assessing each executive officer’s individual performance, the Committee considers the officer’s personal achievements, including his or her achievement against these pre-established individual performance goals, as well as individual contributions to the management team and to the Company, and leadership and management of the executive officer’s business, region, or function, as applicable, including with respect to advancing the Company’s DE&I objectives.

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Executive Compensation (continued)

The Committee does not assign specific numerical weightings or ratings to the individual performance goals and the performance of each officer is evaluated as a whole. Furthermore, there are no formal threshold levels of achievement applicable to the individual performance component of our STI program. Ultimately, the determination of the payout of the portion of the STI awards based on individual performance is based on the judgment of the Committee (with respect to our CEO) and our CEO and the Committee (with respect to our CEO’s direct reports), in each case, after reviewing all relevant factors, with the final determination made by the Committee.

The adjusted EBIT, NWC days and DFCF targets for the fiscal 2024 STI awards and our actual fiscal 2024 performance were as follows:

Fiscal 2024 STI Program Targets and Results

	Threshold Level (50% payout)	Target Level (100% payout*)		Maximum Level (200% payout)	Fiscal 2024 Results	Performance Modifier

Adjusted EBIT* (60%) (in millions)	$488	$610		$671	$633	137.7%

NWC Days (20%)	80	75-73		68	73	100.0%

DFCF* (20%) (in millions)	$270	$365-405	**	$500	$479	179.0%

Weighted average payout						138.4%

*	Non-GAAP financial measure. See Appendix B.
**	Payout range at target level performance for DFCF is 95% to 105% of target.

The portion of the STI award that was earned by each named executive officer based on individual performance reflected his or her individual performance and achievements in fiscal 2024 (ranging from 130% to 150% of target), with the total STI awards earned ranging from 136% to 142% of the named executive officers’ overall target awards. Detailed information about each named executive officer’s fiscal 2024 STI payout is set forth in the discussion below under the heading “Fiscal 2024 Compensation Decisions”.

How Did our Fiscal 2024 LTI Program Operate?

We provide our named executive officers with LTI awards to incentivize sustainable growth and long-term value creation, to further align the interests of our executives with those of our stockholders by tying the executives’ realized compensation to stock price changes during the performance and/or vesting periods, and to promote retention. The grant date value of LTI awards granted to each named executive officer for a given year is based on an assessment of the individual’s position, role and responsibilities within the Company, the overall competitiveness of his or her total direct compensation opportunity, and internal equity considerations. The Committee also considers a number of other factors

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Executive Compensation (continued)

in developing each named executive officer’s grant date value of his or her LTI awards including: (i) data derived from our compensation peer group and compensation survey, (ii) the impact of the grants on equity incentive plan usage and share dilution, (iii) the compensation expense associated with potential awards, and (iv) employee retention concerns.

70% of the target value of our executives’ LTI awards is performance-based, consisting of a combination of PSUs and stock options, the latter of which only provide value when our share price increases above the share price on the date of grant.

When making LTI awards for fiscal 2024, the Compensation Committee first determined the total grant date value of the awards to be granted to each executive, and then delivered that value in three components: PSUs representing 35%, stock options representing 35%, and TSUs representing 30%, respectively, of the total grant date value of the award, assuming target level achievement of applicable performance goals for PSUs. The terms of each type of LTI award are described in further detail below. These terms are generally applicable to LTI awards granted in fiscal 2024 and in previous fiscal years.

PSUs reward performance and the execution of our goal to deliver year-over-year and long-term growth in earnings and to increase the operating profit we generate relative to the capital we invest in our businesses. Stock options are performance-based because no value is created unless the value of our common stock appreciates after grant, and they encourage employee retention through the use of a time-based vesting schedule. TSUs encourage employee retention by providing some level of value to executives who remain employed for three years. PSUs, stock options and TSUs also support an ownership culture and thereby encourage our executives to take actions that are best for Cabot’s long-term success. Importantly, although each of these equity awards provides a competitive economic value on the date of grant, their ultimate value to an executive will depend upon the degree to which we achieve objectively measurable performance metrics and/or the market value of our common stock after the end of the relevant vesting period. That value will be largely dependent upon our performance and the performance of our stock.

PSUs

To reinforce the long-term nature of the PSU awards and to reward performance and the execution of our long-term growth goals, at the time of grant, the performance metrics and goals for each of the three consecutive one-year performance periods of the award are established. Specifically, each award of PSUs is allocated evenly into three tranches, with each tranche having a one-year performance period and the entire award generally having a three-year vesting period. When the award vests at the end of the applicable three-year period, the number of shares of stock issuable, if any, will depend on the degree of achievement of corporate performance goals for each year within the overall three-year performance period. Based on the degree to which we achieve the performance goals, an executive may earn between 0% to 200% of the target number of PSUs allocated to each tranche of his or her award.

To drive long-term performance, threshold, target and maximum goals are established for the corporate performance metrics for each tranche in the three-year performance period at or before the time of grant of the PSUs. In November 2021, November 2022 and November 2023, at the time the Compensation Committee approved the grant of PSU awards

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Executive Compensation (continued)

for fiscal 2022, fiscal 2023 and fiscal 2024, respectively, the Committee established the specific performance metrics and goals for the fiscal 2024, fiscal 2025 and fiscal 2026 performance periods of these awards, as applicable, based on our strategic long-term goal of achieving an 8-12% adjusted EPS CAGR over time.

Setting metrics and goals for each performance period at the time of grant of the PSUs serves to both reinforce the long-term nature of these awards and to incentivize our executive officers to achieve incrementally more challenging goals for each fiscal year included in the award. Our actual performance against those goals determines the number of shares that will be issued in respect of the PSUs when the awards vest, with the number of shares issued for performance between performance levels interpolated on a straight-line basis.

3–Year Performance Period
Year 1 Performance Period
Year 2 Performance Period
Year 3 Performance Period
Annual Grant
Annual goals for each performance period are established at grant for the 3-year period
Tranche 1 performance multiplier applied to determine number of shares earned
No vesting occurs
Tranche 2 performance multiplier applied to determine number of shares earned
No vesting occurs
3–Year Overall Vesting Period
Tranche 3 performance multiplier applied to determine number of shares earned
Award fully vests to the extent earned

To reinforce the cash management goals under our corporate strategy, dividend equivalent payments are made in cash in respect of PSUs that are earned based on the achievement of applicable performance metrics, but that have not vested based on time, when and if dividends are declared and paid on the Company’s common stock. The objective of providing such dividend equivalent payments is to help focus our executives on, and to reward them for, managing the business to produce cash that is capable of being distributed to stockholders in the form of a dividend. Dividend equivalents also mirror the income generation associated with stock ownership.

Stock options

Stock options are granted with an exercise price equal to 100% of the closing price of Cabot’s common stock on the date of grant. They generally vest, subject to continued employment, over a three-year period (30% on each of the first and second anniversaries of the date of grant and 40% on the third anniversary of the date of grant) and have a ten-year term.

TSUs

TSUs generally vest, subject to continued employment, in their entirety at the end of three years. When the TSUs vest, they are settled in shares of Cabot common stock. During the vesting period, dividend equivalents are paid in cash on each TSU when and if dividends are declared and paid on the Company’s common stock for the reasons described above under “PSUs”.

Retirement Vesting Terms

At the beginning of fiscal 2024, the Committee amended the terms of outstanding equity awards to provide for retirement vesting provisions, which provisions were also included in PSUs, stock options and TSUs granted in fiscal 2024.

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Executive Compensation (continued)

These provisions generally result in pro rata vesting of a portion of the equity award based on when the retirement-eligible participant retires, with extended post-termination exercisability for stock options and PSUs vesting based on actual performance. Retirement is generally defined as a participant attaining 60 years of age after having worked for Cabot continuously for at least 10 years and given at least six months prior notice of retirement. The Committee implemented these provisions in response to market conditions, following a review of trends in executive compensation and market survey data gathered for the Committee by Meridian, and as an incentive and reward to longer-service Cabot employees to continue to act in the best interest of Cabot as they are nearing retirement, and to assist in succession planning.

Practices Regarding the Grant of Equity Awards

Annual equity grants are made at the Compensation Committee’s regularly scheduled meeting in November, which is typically scheduled more than a year in advance, to align the timing of grants with our fiscal year, most importantly for PSUs, which are earned based on a fiscal year performance period. The exercise price of stock options is the closing price of Cabot stock on the NYSE on the date the options are granted. From time to time, equity awards outside of the annual grant program are made for recruiting or retention purposes or in connection with promotions or to recognize specific achievements or performance. We do not have a program, plan, or practice to time “off-cycle” awards in coordination with the release of material non-public information.

PSUs Earned under Outstanding PSU Awards on the Basis of Fiscal 2024 Performance

The following tables show the performance metrics and goals and the relative weighting of each metric that the Committee set for the fiscal 2024 performance period of PSUs granted in fiscal 2022, 2023, and 2024, our degree of attainment of these goals and the percentage of the awards earned, measured against the target award.

Performance Goals (set in November 2021) and Results for

Performance Year 3 of the PSUs that Vested in November 2024

	Threshold Level (50% payout)	Target Level (100% payout)	Maximum Level (200% payout)	Fiscal 2023 Results	Percent Earned

Adjusted EPS* (65%)	$5.43	$6.39	$7.35	$7.06	171.6%

Adjusted RONA* (35%)	11.0%	17.0%	20.0%	20.6%	200.0%

Composite					181.5%

*	Non-GAAP financial measure. See Appendix B

Performance Goals (set in November 2022) and Results for

Performance Year 2 of the PSUs that Vest in November 2025

	Threshold Level (50% payout)	Target Level (100% payout)	Maximum Level (200% payout)	Fiscal 2023 Results	Percent Earned

Adjusted EPS* (65%)	$6.20	$7.29	$8.38	$7.06	89.4%

Adjusted RONA* (35%)	13.0%	18.0%	21.0%	20.6%	186.7%

Composite					123.5%

*	Non-GAAP financial measure. See Appendix B

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Executive Compensation (continued)

Performance Goals (set in November 2023) and Results for

Performance Year 1 of the PSUs that Vest in November 2026

	Threshold Level (50% payout)	Target Level (100% payout)	Maximum Level (200% payout)	Fiscal 2023 Results	Percent Earned

Adjusted EPS* (65%)	$5.37	$6.32	$7.27	$7.06	177.9%

Adjusted RONA* (35%)	13.0%	17.0%	20.0%	20.6%	200.0%

Composite					185.6%

*	Non-GAAP financial measure. See Appendix B.

PSUs Earned under PSU Award that Vested in 2024

The chart below shows the composite achievement under the fiscal 2022 PSU awards granted in November 2021 that vested in November 2024. The annual performance periods of these awards were our 2022, 2023, and 2024 fiscal years.

Results for PSUs granted in Fiscal 2022 that Vested in 2024

Performance Year	Adjusted EPS* Target (100% Payout)	Adjusted EPS* Actual	% Achieved	Adjusted RONA* Target (100% Payout)	Adjusted RONA* Actual	% Achieved	Overall Achievement

2022 (Y1)	$5.30	$6.28	200.0%	17.0%	19.3%	176.7%	191.8%

2023 (Y2)	$5.82	$5.38	74.7%	17.0%	16.5%	95.8%	82.1%

2024 (Y3)	$6.39	$7.06	171.6%	17.0%	20.6%	200.0%	181.5%

Composite							151.8%

*	Non-GAAP financial measure. See Appendix B.

Fiscal 2024 Compensation Decisions

The compensation decisions the Committee made with respect to our named executive officers for fiscal 2024 are described below.

In considering each executive officer’s individual performance in fiscal 2024 and determining his or her STI award payout for fiscal 2024 and making the other compensation decisions discussed above, the Committee specifically considered the following:

Sean D. Keohane, President and CEO.

Fiscal 2024 Performance Summary

The Committee believes that Mr. Keohane performed very well in fiscal 2024. The Committee specifically recognized Mr. Keohane’s outstanding leadership of Cabot and recognized his role in:

•

the Company’s strong financial and operational performance during the year, which resulted in diluted EPS of $6.72 and adjusted EPS* of $7.06, income before income taxes and equity in earnings of affiliated companies of $529 million and total segment EBIT* of $701 million, and strong cash flow generation during the year that resulted in cash flow from operating activities of $692 million and DFCF* of $479 million; and the total shareholder return experienced during the fiscal year;

•

the continued execution of our Creating for Tomorrow strategy, and, in particular, the Company’s achievement over the three-year measurement period of the financial growth targets it established at the Company’s 2021 Investor Day;

*	Non-GAAP financial measure. See Appendix B.

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Executive Compensation (continued)

•	the overall effective management of the Company;
•	advancing a strong culture of compliance throughout the organization;
•

the advancement of strategic capacity expansion projects, particularly to increase the manufacturing capacity for our Reinforcing Carbons in Cilegon, Indonesia to provide local supply to meet anticipated demand in Southeast Asia;

•

the selection of the Company for a U.S. Department of Energy grant, which the Company expects to use to develop a new U.S.-based manufacturing facility to produce battery-grade carbon nanotubes and conductive additive dispersions to meet anticipated demand growth in North America;

•	the continued strengthening of our investor outreach program; and
•	the Company’s overall sustainability performance, including against its 2025 sustainability goals and external recognition of its leadership on sustainability matters.

Compensation Decisions for Fiscal 2024

Base Salary	Base Salary Increase	STI Target Amount	Actual STI Payout(1)	FY24 LTI Grant Amount(2)	FY24 LTI Grant(2)

$1,100,000	0.0%	$1,375,000	$1,951,043	$6,200,000	29,166 PSUs 25,000 TSUs 79,139 Options

(1)	The STI payout was based on the achievement of 138.4% of target against corporate performance and 150% of target against individual performance, resulting in a payout of 142% of target.
(2)	The number and grant date value of PSUs assumes target level of achievement of applicable performance goals.

Erica McLaughlin, EVP and CFO, and Head of Corporate Strategy.

Fiscal 2024 Performance Summary

Among Ms. McLaughlin’s key achievements that the Committee considered were the following:

•

her strong leadership of the Company’s strategic agenda, including her focus on driving the Company’s balanced approach on capital allocation priorities in advancing the Company’s strategy, which resulted in $265 million of cash returned to shareholders, representing approximately 55% of our DFCF* in the year, and investments in targeted growth areas;

•	her role in driving an effective management process to ensure execution against our financial targets;
•	her leadership in advancing a strong culture of compliance, particularly around internal controls;
•	her effective leadership in strengthening the Company’s investor outreach and communications program;
•	her role in leading the Company’s cash management activities;
•	her role ensuring the Company maintained a strong balance sheet and liquidity position; and
•	her role as a member of the Management Executive Committee in developing and driving enterprise policy.

*	Non-GAAP financial measure. See Appendix B.

Compensation Decisions for Fiscal 2024

Base Salary	Base Salary Increase	STI Target Amount	Actual STI Payout(1)	FY24 LTI Grant Amount(2)	FY24 LTI Grant(2)

$607,541	5%	$486,033	$689,652	$1,350,000	6,350 PSUs 5,443 TSUs 17,231 Options

(1)	The STI payout was based on the achievement of 138.4% of target against corporate performance and 150% of target against individual performance, resulting in a payout of 142% of target.
(2)	The number and grant date value of PSUs assumes target level of achievement of applicable performance goals.

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Executive Compensation (continued)

Karen A. Kalita, SVP and General Counsel.

Fiscal 2024 Performance Summary

Among Ms. Kalita’s key achievements that the Committee considered were the following:

•	her continued service as a trusted advisor to Mr. Keohane, the Company’s CEO, and the strong legal guidance and support she provides in respect of the Company’s M&A and strategic activities;
•	her role in overseeing the negotiation of key commercial agreements and providing risk management counsel;
•	her strong leadership within the Company’s Office of Compliance and with respect to ethics and compliance matters, and in managing our regulatory compliance programs;
•	her effective oversight of complex litigation and environmental matters;
•	her continued service as a trusted advisor to the Board and, in particular, her assistance to the Board on governance matters; and
•	her role as a member of the Management Executive Committee in developing and driving enterprise policy.

Compensation Decisions for Fiscal 2024

Base Salary	Base Salary Increase	STI Target Amount	Actual STI Payout(1)	FY24 LTI Grant Amount(2)	FY24 LTI Grant(2)

$533,623	5%	$373,536	$507,613	$800,000	3,763 PSUs 3,225 TSUs 10,211 Options

(1)	The STI payout was based on the achievement of 138.4% of target against corporate performance and 130% of target against individual performance, resulting in a payout of 136% of target.
(2)	The number and grant date value of PSUs assumes target level of achievement of applicable performance goals.

Hobart C. Kalkstein, EVP, and President, Reinforcement Materials Segment and Americas Region, with executive responsibility for Digital.

Fiscal 2024 Performance Summary

Among Mr. Kalkstein’s key achievements that the Committee considered were the following:

•	his strong leadership of the Company’s Reinforcement Materials segment, which delivered an 11% increase in EBIT results as compared to fiscal 2023 results;
•

his effective oversight of commercial excellence within the Reinforcement Materials Segment, particularly in the negotiation of our key tire customer contracts and the improvement of product mix and pricing structures with pass-through cost formulas to mitigate commodity price volatility;

•	his leadership in driving operational excellence at our manufacturing plants, including overall equipment effectiveness, product yields, and energy recovery;
•	the advancement of the Company’s E2C growth vector and his oversight of our EVOLVE® Sustainable Solutions technology platform;
•	his roles in leading our Digital function and our Americas Region;
•	the Company’s overall sustainability performance, including against its 2025 sustainability goals and external recognition of its leadership on sustainability matters; and
•	his role as a member of the Management Executive Committee in developing and driving enterprise policy.

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Executive Compensation (continued)

Compensation Decisions for Fiscal 2024

Base Salary	Base Salary Increase	STI Target Amount	Actual STI Payout(1)	FY24 LTI Grant Amount(2)	FY24 LTI Grant(2)

$583,055	5%	$408,139	$579,125	$1,100,000	5,174 PSUs 4,435 TSUs 14,040 Options

(1)	The STI payout was based on the achievement of 138.4% of target against corporate performance and 150% of target against individual performance, resulting in a payout of 142% of target.
(2)	The number and grant date value of PSUs assumes target level of achievement of applicable performance goals.

Jeff Zhu, EVP, and President, Carbon and Silica Technologies, and Battery Materials businesses within Performance Chemicals Segment and Asia Pacific Region.

Fiscal 2024 Performance Summary

Among Mr. Zhu’s key achievements that the Committee considered were the following:

•	his leadership of the Carbon and Silica Technologies business within the Performance Chemicals segment, with the segment overall reporting a 31% increase in EBIT as compared with fiscal 2023 results;
•	his leadership of our Battery Materials business;
•

his role in the management of the asset capacity roadmap for the Battery Materials business to meet anticipated demand growth in North America and Europe, including his role in connection with the Company being selected for a U.S. Department of Energy grant as described above;

•	his role in leading our Asia Pacific Region;
•	the Company’s overall sustainability performance, including against its 2025 sustainability goals and external recognition of its leadership on sustainability matters; and
•	his role as a member of the Management Executive Committee in developing and driving enterprise policy.

Compensation Decisions for Fiscal 2024

Base Salary	Base Salary Increase	STI Target Amount	Actual STI Payout(1)	FY24 LTI Grant(2) Amount	FY24 LTI Grant(2)

$560,652	1%	$392,456	$533,325	$1,050,000	4,939 PSUs 4,233 TSUs 13,402 Options

(1)	The STI payout was based on the achievement of 138.4% of target against corporate performance and 130% of target against individual performance, resulting in a payout of 136% of target
(2)	The number and grant date value of PSUs assumes target level of achievement of applicable performance goals.

Risk Assessment

We monitor the risks associated with our executive compensation programs and policies on an on-going basis. In May 2024, management presented the Committee with the results of a study it conducted of our compensation programs to assess the potential risks arising from these programs. We believe the following policies and practices reflect sound risk management practices within our compensation programs and mitigate excessive risk-taking that could harm our value or reward poor judgment by our executives and other employees:

•	Use of balanced mix of annual and longer-term incentive opportunities;
•	Employ multiple levels of tiered performance (threshold, target, and maximum) in both our STI and LTI programs;
•	Targeting pay within a reasonable range of market median;
•	Use of maximum payout caps in both the STI and LTI programs;

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Executive Compensation (continued)

•	Use of different financial performance metrics across the STI and LTI programs covering multiple dimensions of performance (income statement, balance sheet, share price, etc.);
•	Ability of the Committee to use discretion to modify STI awards;
•	Annual Committee review and approval of the STI and LTI program design, performance metrics and goals and earned payouts;
•	Mix of equity awards and multi-year vesting used in the LTI program;
•

Adoption of a Company recoupment policy in accordance with Section 10D of the Securities Exchange Act of 1934, as amended, and the regulations thereunder, as well as the availability of a discretionary recoupment policy; and

•	Use of share ownership guidelines.

Based on these mitigating factors, the Committee agreed with the study’s findings that our compensation programs do not pose inappropriate or unacceptable risk to the Company, and that any risks are within our ability to effectively monitor and manage and are not reasonably likely to have a material adverse effect on the Company.

Share Ownership Guidelines

To further align the interests of our executives and our stockholders, we maintain share ownership guidelines for members of our Management Executive Committee. Under these guidelines, we expect our CEO to own equity in the Company in an amount equal to five times his or her annual base salary, and each other officer who reports directly to the CEO to own equity in an amount equal to three times his or her annual base salary. Each executive has five years from the date he or she becomes subject to the share ownership guidelines to meet his or her target. The Committee reviews compliance with these guidelines annually. At the time of this filing, all of the members of the Management Executive Committee who have been subject to these guidelines for five years or longer had satisfied such share ownership guidelines.

Recoupment of Compensation

In September 2023, the Company adopted a policy that requires Cabot to recover from members of its Management Executive Committee (which includes our named executive officers) incentive compensation (such as certain portions of STI and LTI compensation) that would not have been earned based on specified accounting restatements (the “Dodd-Frank policy”). This policy is effective for compensation received from and after October 2, 2023, and is consistent with the requirements of the SEC’s final compensation clawback rules under the Dodd-Frank Act and the NYSE listing standards. At the same time, the Company amended its existing recoupment (clawback) policy that applies to performance-based compensation (such as STI and LTI compensation) paid to participants in our LTI program (which includes our named executive officers). Under this policy, as amended, the Company has the right to recoup (without duplication), in the discretion of the Compensation Committee, erroneously received incentive compensation in the event of an accounting restatement, and certain compensation in the event a participant’s employment with Cabot is terminated for “Cause”, or under circumstances that in the Company’s discretion would have constituted grounds for such participant’s employment to have been terminated for “Cause”.

Other Information

Retirement and Other Benefit Programs

Except for Mr. Zhu, our named executive officers participate in the full range of benefit programs and are covered by the same retirement plans on the same terms as are generally provided to our full-time U.S. salaried employees, are eligible to participate in and/or receive benefits under our Deferred Compensation Plan and our Death Benefit Protection Plan, and participate in our Senior Management Severance Protection Plan. These plans are described in the footnotes and text that accompany the compensation tables that follow this CD&A.

Mr. Zhu is a participant in our Senior Management Severance Protection Plan, but as a China-based employee, does not participate in the other retirement and benefit programs described above. Instead, Mr. Zhu participates in the China Supplemental Pension Plan, which is provided to full-time Cabot employees in China, and participates in insurance and

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Executive Compensation (continued)

other benefit programs consistent with those made available to other employees who are on an international assignment. These benefits, and their costs to Cabot, are described in the footnotes and text that accompany the compensation tables that follow this CD&A.

Health and Welfare Plans

The health and welfare plans offered to our named executive officers are the same as those offered to all other employees working in the same country. Mr. Zhu is also covered by the health and welfare plans and life and disability benefits offered to our employees who are on an international assignment.

Perquisites

We provide our named executive officers a modest level of perquisites, consisting principally of financial planning and tax assistance services and an executive physical examination. We provide these benefits to help our executives maintain their health and manage their finances, in each case, so that they can focus their attention on Cabot’s business. Mr. Zhu receives certain benefits because of his international assignment as described further below.

Employment Arrangements

Except for Mr. Zhu, our named executive officers serve without employment agreements.

Under the terms of Mr. Zhu’s relocation and employment arrangements, described in his February 2012 offer letter, he receives additional benefits, many of which are offered to employees who are on an international assignment. These benefits consist of tax equalization, housing (including utilities), a car allowance, annual home leave, and a travel allowance. The tax equalization benefit is intended to ensure that Mr. Zhu’s tax obligations are equal to the taxes he would have paid on his earnings had he remained a resident in Singapore, with the Company paying all other Chinese taxes associated with the income Mr. Zhu earns while based in China. In addition, under the terms of Mr. Zhu’s offer letter with the Company, if Mr. Zhu’s employment is terminated at Cabot’s initiation while based in China, for any reason other than dismissal due to a violation of law or applicable Company policy, Cabot will pay the costs to repatriate Mr. Zhu and his family back to Singapore. Mr. Zhu’s base salary and short-term incentive and equity awards are determined and paid in U.S. Dollars.

Hedging and Pledging Policy

The Company’s insider trading policy prohibits directors, all participants in the Company’s LTI program, their family members who share the same address as, or whose transactions in the Company’s securities are directed by them or are subject to their influence or control, and entities owned or controlled by any such persons, from, among other things, (i) engaging in any “short sales”, including short sales “against the box”, or purchases, sales, or other arrangements involving, puts, calls or other derivative securities on the Company’s securities, (ii) issuing any standing or limit orders for the sale of the Company’s common stock that remain outstanding for more than one day, other than in connection with a Rule 10b5-1 trading plan adopted in compliance with the policy, or (iii) holding the Company’s securities in a margin account or pledging the Company’s securities as collateral for a loan. No categories of hedging transactions are specifically permitted and, other than the transactions described above, no other categories of hedging transactions are specifically disallowed.

Tax and Accounting Information

We consider the tax and accounting rules associated with various forms of compensation when designing our compensation programs. However, to maintain flexibility to compensate our executive officers in a manner designed to promote short- and long-term corporate goals and objectives, the Compensation Committee has not adopted a policy that all compensation must be deductible or have the most favorable accounting treatment to the Company and has paid, and will continue to pay, compensation that is not deductible.

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Executive Compensation (continued)

Summary Compensation Table

The following table and footnotes describe the compensation for our named executive officers for the three most recently completed fiscal years. Each component of our executive compensation program is described herein under the heading “Compensation Discussion and Analysis,” which begins on page 33.

Name and Principal Position	Year	Salary ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)

Sean D. Keohane President and CEO	2024	1,100,000	4,029,950	2,170,625	1,951,043	23,978	324,558	9,600,154
	2023	1,083,750	3,509,911	1,890,051	1,045,704	26,843	235,251	7,791,510
	2022	1,035,000	3,087,436	1,662,485	1,838,657	16,097	308,354	7,948,029

Erica McLaughlin Executive Vice President, CFO, & Head of Corp Strategy	2024	600,308	877,399	472,612	689,652	794	150,825	2,791,590
	2023	571,069	812,388	437,500	415,303	41	119,184	2,355,485
	2022	543,809	666,201	358,748	608,939	—	132,266	2,309,963

Karen A. Kalita Senior Vice President and General Counsel	2024	527,270	519,907	280,068	507,613	348	121,373	1,956,579
	2023	496,662	487,417	262,495	287,161	1,040	95,927	1,630,702
	2022	453,300	422,457	227,495	422,052	1,240	104,139	1,630,683

Hobart C. Kalkstein Executive Vice President & President, Reinforcement Materials Segment & Americas Region, & executive responsible for Digital	2024	576,114	714,910	385,089	579,125	5,551	129,553	2,390,342
	2023	546,818	682,356	367,514	372,067	7,080	100,533	2,076,368
	2022	517,603	601,230	323,737	540,316	5,735	115,142	2,103,763

Jeff Zhu(1) Executive Vice President and President, Carbon and Silica Technologies, and Battery Materials businesses within Performance Chemicals Segment & Asia Pacific Region	2024	559,264	682,397	367,590	533,325	—	1,498,903	3,641,479
	2023	546,631	682,356	367,514	267,026	—	1,062,763	2,926,290
	2022	517,426	601,230	323,737	540,131	—	1,046,492	3,029,016

1.

Under the terms of Mr. Zhu’s employment arrangements, his base salary, short-term incentive award, and equity-based compensation are determined in U.S. Dollars. For purposes of the disclosure in this proxy statement, certain amounts that were paid and recorded in China RMB have been converted to U.S. Dollars using the average monthly exchange rate during the 12-month period ended September 30, 2024 of U.S.D. 7.1858417 to one China RMB, and, with respect to his fiscal years 2023 and 2022 compensation, using the average monthly exchange rate during the 12-month period ending September 30, 2023 of U.S.D. 7.0771667 to one China RMB and the 12-month period ending September 30, 2022 of U.S.D. 6.579325 to one China RMB.

2.

We review base salaries annually in November and any changes are generally effective on January 1 of the following calendar year. The amounts reported in this column reflect salary earned during each fiscal year.

3.

The amounts reported in this column reflect the aggregate grant date fair value of TSUs and PSUs granted in the applicable fiscal year to each named executive officer, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The grant date fair value per unit of the TSUs and PSUs is equal to the closing price of Cabot common stock on the date of grant, with the grant date fair value of the PSUs calculated based on the probable outcome of applicable performance conditions, which assumes that the target level of performance is achieved, and, for PSUs granted in fiscal 2024, these amounts are as follows: Mr. Keohane: $2,169,950; Ms. McLaughlin: $472,440; Ms. Kalita: $279,967; Mr. Kalkstein: $384,946; and Mr. Zhu: $367,462. If the maximum level of performance were to be achieved under the PSUs granted in fiscal 2024, the grant date fair value of these awards would be as follows: Mr. Keohane: $4,339,900; Ms. McLaughlin: $944,880; Ms. Kalita: $559,934; Mr. Kalkstein: $769,892; and Mr. Zhu: $734,924. We pay dividend equivalents on all TSU awards, and on PSUs (to the extent earned) if, and when, we pay dividends on our common stock, which is factored into the grant date fair value for these awards. The assumptions used to calculate the grant date fair value of stock awards are set forth in Note N to our Consolidated Financial Statements filed with our Annual Report on Form 10-K for fiscal 2024.

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Executive Compensation (continued)

4.

The amounts reported in this column reflect the aggregate grant date fair value of stock option awards granted in the applicable fiscal year to each named executive officer, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures, determined using the Black-Scholes option-pricing model. The assumptions used to calculate the grant date fair value of option awards under the Black-Scholes model are set forth in Note N to our Consolidated Financial Statements filed with our Annual Report on Form 10-K for fiscal 2024.

5.	The amounts reported in this column consist of:
a.

The amount attributable to the change in actuarial present value for the benefits under the Supplemental Cash Balance Plan measured in fiscal 2024 is reflected as follows: for Mr. Keohane: $15,974; for Ms. McLaughlin $794; and for Mr. Kalkstein: $3,184. Amounts attributable to the change in actuarial present value of the benefits under the Supplemental Cash Balance Plan measured in fiscal 2023 is reflected as follows: for Mr. Keohane: $4,763; for Ms. McLaughlin $41; and for Mr. Kalkstein: $630. No amounts are attributable to the change in actuarial present value of the benefits under the Supplemental Cash Balance Plan measured in 2022 because they were negative as follows: for Mr. Keohane: $(34,261); for Ms. McLaughlin: $(2,538); and for Mr. Kalkstein: $(7,962) in fiscal 2022. Mr. Zhu and Ms. Kalita do not have a balance under the Supplemental Cash Balance Plan. These amounts are presented in accordance with SEC rules, which require the use of the same assumptions as required by FASB ASC Topic 715. When such amounts are negative, they are not reflected in the amount reported in the column. The Supplemental Cash Balance Plan is frozen and, therefore, the change in the present value of accrued benefits (PVAB) is due to (i) one less year to accumulate benefits to normal retirement, resulting in a shorter discounting period and an increase to the PVAB; and (ii) a change in the discount rate assumption for the plan, the net effect of which increased the PVAB in fiscal 2024. Details on the Supplemental Cash Balance Plan and the actuarial assumptions to calculate the amounts above can be found below under the heading “Pension Benefits.”

b.

Above-market interest (the portion exceeding 120% of the applicable federal long-term rate) credited to deferrals under Cabot’s Deferred Compensation Plan as follows: for Mr. Keohane: $16,097 in fiscal 2022, $22,080 in fiscal 2023, and $8,004 in fiscal 2024; for Ms. Kalita: $1,240 in fiscal 2022, $1,040 in fiscal 2023, and $348 in fiscal 2024; and for Mr. Kalkstein: $5,735 in fiscal 2022, $6,450 in fiscal 2023, and $2,367 in fiscal 2024.

6.

The table below identifies the amounts shown for fiscal 2024 in the “All Other Compensation” column. All of the amounts reflect the actual cost to Cabot of providing the payment or benefit described below.

	Company Contributions to 401(k) Plan ($)(a)	Company Contributions to Supplemental 401(k) Plan ($)(a)	Company Contributions to China Supplemental Pension Plan ($)(a)	Company Contributions to Deferred Compensation Plan ($)(a)	Financial Planning and Tax Assistance ($)(b)	Additional Benefits and Tax Equalization ($)(c )	Other ($)(d)	Total ($)

Sean D. Keohane	34,500	270,604	—	—	16,790	—	2,664	324,558

Erica McLaughlin	34,500	94,440	—	—	16,642	—	5,243	150,825

Karen A. Kalita	34,500	68,939	—	—	16,529	—	1,405	121,373

Hobart C. Kalkstein	34,500	75,518	—	10,000	8,000	—	1,535	129,553

Jeff Zhu	—	—	38,440	—	25,624	1,312,640	122,199	1,498,903

a.	The 401(k) Plan, the Supplemental 401(k) Plan, the Deferred Compensation Plan, and the China Supplemental Pension Plan are described under the heading “Deferred Compensation” beginning on page 59.
b.	Consists of amounts paid or reimbursed by Cabot for financial planning and tax assistance services during fiscal 2024.
c.

Mr. Zhu receives additional benefits that amounted to $1,312,640 for fiscal 2024. These benefits included the payment by Cabot of expenses related to his assignment to China, consisting of $146,816 for rent and utilities for housing in China, $8,529 for home leaves during the year, and $25,207 for a travel allowance. Mr. Zhu will also receive an estimated $1,132,088 in tax equalization benefits with respect to fiscal 2024. The tax equalization benefit is intended to ensure that Mr. Zhu’s tax obligations are equal to the taxes he would have paid on his earnings had he remained a resident in Singapore, with the Company paying all other Chinese taxes associated with the income Mr. Zhu earns, including on the vesting of his equity awards and his exercise of stock options, while based in China. Certain of these amounts were paid in China RMB and have been converted to U.S. dollars as described above.

d.

Consists of the amount paid by Cabot for an annual physical exam (Ms. McLaughlin $3,644 in 2024); and for each U.S.-based named executive officer, the cost to Cabot of insurance premiums under our Death Benefit Protection Plan, which provides a death benefit equal to three times a named executive officer’s annual base salary at the time of his or her death, up to a maximum benefit of $3,000,000. These premiums are paid directly to the life insurance carriers. For Mr. Zhu, this amount includes the insurance premium paid by Cabot under the Company’s international benefits program for health and welfare, life, and disability insurance, as well as $79,172 for his car allowance. The life insurance plan for employees on international assignment provides a benefit equal to two times base salary up to a maximum benefit of $400,000.

The table does not include any amounts related to the use of tickets for sporting and cultural events by the named executive officers because no incremental costs are incurred by Cabot in providing these benefits. Cabot purchases season tickets to sporting and cultural events for business outings with customers and vendors. If the tickets are not being used for business purposes, the named executive officers and other employees may have opportunities to use these tickets.

54 CABOT CORPORATION

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Executive Compensation (continued)

Grant of Plan-Based Awards Table

The following table reports plan-based awards granted to the named executive officers during fiscal 2024. The material terms of our STI and LTI awards are described herein under the heading “Compensation Discussion and Analysis — Our Performance-based Compensation Philosophy” beginning on page 42.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Sean D. Keohane
TSU	11/10/2023	—	—	—	—	—	—	25,000	—	—	1,860,000
PSU	11/10/2023	—	—	—	14,583	29,166	58,332	—	—	—	2,169,950
Options	11/10/2023	—	—	—	—	—	—	—	79,139	74.40	2,170,625
STI	—	481,250	1,375,000	2,750,000	—	—	—	—	—	—	—
Erica McLaughlin
TSU	11/10/2023	—	—	—	—	—	—	5,443	—	—	404,959
PSU	11/10/2023	—	—	—	3,175	6,350	12,700	—	—	—	472,440
Options	11/10/2023	—	—	—	—	—	—	—	17,231	74.40	472,612
STI	—	170,111	486,033	972,065	—	—	—	—	—	—	—
Karen A. Kalita
TSU	11/10/2023	—	—	—	—	—	—	3,225	—	—	239,940
PSU	11/10/2023	—	—	—	1,882	3,763	7,526	—	—	—	279,967
Options	11/10/2023	—	—	—	—	—	—	—	10,211	74.40	280,068
STI	—	130,738	373,536	747,072	—	—	—	—	—	—	—
Hobart C. Kalkstein
TSU	11/10/2023	—	—	—	—	—	—	4,435	—	—	329,964
PSU	11/10/2023	—	—	—	2,587	5,174	10,348	—	—	—	384,946
Options	11/10/2023	—	—	—	—	—	—	—	14,040	74.40	385,089
STI	—	142,849	408,139	816,277	—	—	—	—	—	—	—
Jeff Zhu
TSU	11/10/2023	—	—	—	—	—	—	4,233	—	—	314,935
PSU	11/10/2023	—	—	—	2,470	4,939	9,878	—	—	—	367,462
Options	11/10/2023	—	—	—	—	—	—	—	13,402	74.40	367,590
STI	—	137,360	392,456	784,913	—	—	—	—	—	—	—

1.

The amounts in these columns represent bonus opportunities under our STI program and assume that performance goals for adjusted EBIT, NWC days, and DFCF, the financial metrics for corporate performance for fiscal 2024 as described in the CD&A section of this proxy statement, are achieved at the threshold, target, and maximum levels, as applicable. The amounts included in the “Threshold” column reflect 50% of the target bonus opportunity payable for corporate performance, which is weighted 70% under our STI program, and do not reflect any payout for individual performance because there is no formal threshold payout level for individual performance. The amounts included in the “Target” column reflect 100% of the total target bonus opportunity payable for both corporate and individual performance. The amounts included in the “Maximum” column reflect 200% of the total target bonus opportunity payable for both corporate and individual performance. Actual bonus payments made under our STI program for fiscal 2024 are included in the Summary Compensation Table on page 53 in the column “Non-Equity Incentive Plan Compensation.”

2.

The amounts in these columns represent PSU awards. These awards vest three years after the date of grant, generally subject to the named executive officer’s continued employment through the vesting date, and the number of shares issuable, if any, when the award vests will depend on the degree of achievement of corporate performance goals for each year within the three-year performance period. For fiscal 2024 awards, the two financial metrics used to measure corporate performance were adjusted EPS and adjusted RONA. The amount included in the “Target” column reflects the total number of shares that would be issued when the award vests if the Company achieves target financial performance against the adjusted EPS and adjusted RONA goals each year. The amount in the “Threshold” column reflects 50% of the target award and the total number of shares that would be issued when the award vests if the Company achieves threshold financial performance each year, and the amount in the “Maximum” column reflects 200% of the target award and the total number of shares that would be issued when the award vests if the Company achieves maximum financial performance each year.

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Executive Compensation (continued)

3.

The amounts in this column represent TSU awards. These awards vest three years after the date of grant, generally subject to the named executive officer’s continued employment through the vesting date.

4.

All stock options were granted with an exercise price equal to the closing price of our common stock on the date of grant and generally vest, subject to continued employment, over a three-year period (30% on each of the first and second anniversaries of the date of grant and 40% on the third anniversary of the date of grant).

5. a.

Reflects the grant date fair value of TSUs, PSUs and option awards, calculated in accordance with FASB ASC Topic 718 as described in more detail in footnotes 3 and 4 to the Summary Compensation Table above.

b.

The grant date fair value per TSU and PSU is equal to the closing price of Cabot common stock on the date of grant ($74.40) and, for PSUs, was calculated based on the probable outcome of applicable performance conditions, which assumes that the target level of performance is achieved. The grant date fair value of these awards assuming the maximum level of performance is achieved is set forth in footnote 3 to the Summary Compensation Table. We pay dividend equivalents on all TSU awards, and on PSUs (to the extent earned), if, and when, we pay dividends on our common stock, which is factored into the grant date fair value for these awards. Option awards are valued using the Black-Scholes option pricing model. The assumptions used to calculate the grant date fair value of these awards are set forth in Note N to our Consolidated Financial Statements filed with our Annual Report on Form 10-K for fiscal 2024.

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Executive Compensation (continued)

Outstanding Equity Awards at Fiscal Year-End Table

The following table shows information regarding outstanding equity awards held by our named executive officers as of September 30, 2024.

		Option Awards				Stock Awards
Name	Grant Date of Awards	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#)(1) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(6)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(6)

Sean D. Keohane	3/21/2016	26,455	—	49.26	3/20/2026
	11/11/2016	87,981	—	50.46	11/10/2026

	11/10/2017	91,923	—	62.24	11/9/2027

	11/9/2018	137,674	—	50.00	11/8/2028

	11/8/2019	147,471	—	50.23	11/7/2029

	11/13/2020	171,568	—	40.97	11/12/2030

	11/12/2021	62,538	41,693	58.27	11/11/2031	24,455	(2)	2,733,335	—		—

	11/12/2021					43,309	(3)	4,840,647	—		—

	11/11/2022	21,575	50,342	73.84	11/10/2032	21,939	(2)	2,452,122	—		—

	11/11/2022					13,079	(4)	1,461,840	11,518	(7)	1,287,367

	11/10/2023	—	79,139	74.40	11/9/2033	25,000	(2)	2,794,250	—		—

	11/10/2023					18,044	(5)	2,016,778	38,888	(8)	4,346,512

Erica McLaughlin	11/10/2017	3,151	—	62.24	11/9/2027
	5/15/2018	8,910	—	61.17	5/14/2028

	11/12/2021	13,495	8,997	58.27	11/11/2031	5,277	(2)	589,810	—		—

	11/12/2021					9,345	(3)	1,044,491	—		—

	11/11/2022	4,994	11,653	73.84	11/10/2032	5,078	(2)	567,568	—		—

	11/11/2022					3,027	(4)	338,328	2,666	(7)	297,979

	11/10/2023	—	17,231	74.40	11/9/2033	5,443	(2)	608,364	—		—

	11/10/2023					3,927	(5)	438,921	8,468	(8)	946,468

Karen A. Kalita	11/12/2021	8,557	5,706	58.27	11/11/2031	3,346	(2)	373,982	—		—
	11/12/2021					5,926	(3)	662,349	—		—

	11/11/2022	2,996	6,992	73.84	11/10/2032	3,047	(2)	340,563	—		—

	11/11/2022					1,816	(4)	202,974	1,600	(7)	178,832

	11/10/2023	—	10,211	74.40	11/9/2033	3,225	(2)	360,458	—		—

	11/10/2023					2,327	(5)	260,089	5,018	(8)	560,862

Hobart C. Kalkstein	11/12/2021	12,178	8,119	58.27	11/11/2031	4,762	(2)	532,249	—		—
	11/12/2021					8,433	(3)	942,556	—		—

	11/11/2022	4,195	9,789	73.84	11/10/2032	4,265	(2)	476,699	—		—

	11/11/2022					2,543	(4)	284,231	2,240	(7)	250,365

	11/10/2023	—	14,040	74.40	11/9/2033	4,435	(2)	495,700	—		—

	11/10/2023					3,200	(5)	357,664	6,900	(8)	771,213

Jeff Zhu	11/9/2018	24,475	—	50.00	11/8/2028

	11/8/2019	26,217	—	50.23	11/7/2029

	11/13/2020	32,507	—	40.97	11/12/2030

	11/12/2021	12,178	8,119	58.27	11/11/2031	4,762	(2)	532,249	—		—

	11/12/2021					8,433	(3)	942,556	—		—

	11/11/2022	4,195	9,789	73.84	11/10/2032	4,265	(2)	476,699	—		—

	11/11/2022					2,543	(4)	284,231	2,240	(7)	250,365

	11/10/2023	—	13,402	74.40	11/9/2033	4,233	(2)	473,122	—		—

	11/10/2023					3,055	(5)	341,457	6,586	(8)	736,117

1.

Under our LTI Program, options generally vest over a three-year period as follows, generally subject to the named executive officer’s continued employment through the vesting date: 30% on each of the first and second anniversaries of the date of grant and 40% on the third anniversary of the date of grant. All options have a date of grant that is ten years prior to the “Option Expiration Date” listed in the table.

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Executive Compensation (continued)

2.	Reflects the number of unvested TSUs that vest three years after the date of grant, generally subject to the named executive officer’s continued employment through the vesting date.
3.

Reflects the portion of fiscal 2022 PSUs earned based on the degree of achievement of the annual financial performance goals (adjusted EPS and adjusted RONA goals) for each of the three years within the three-year performance period of the award. These units vested on November 12, 2024, which was the third anniversary of the date of grant for all awards, and were settled on November 18, 2024, the date the Compensation Committee determined the achievement of the adjusted EPS and adjusted RONA goals used to determine the number of PSUs earned during fiscal year 2024.

4.

Reflects the portion of fiscal 2023 PSUs earned based on the degree of achievement of the annual financial performance goals (adjusted EPS and adjusted RONA goals) for the first two years within the three-year performance period of the award. These units will vest on November 11, 2025, generally subject to the named executive officer’s continued employment through the vesting date.

5.

Reflects the portion of fiscal 2024 PSUs earned based on the degree of achievement of the annual financial performance goals (adjusted EPS and adjusted RONA goals) for the first year within the three-year performance period of the award. These units will vest on November 10, 2026, generally subject to the named executive officer’s continued employment through the vesting date.

6.

The value of unvested TSUs and PSUs was calculated by multiplying the closing price of our common stock on September 30, 2024 ($111.77) by the number of unvested TSUs and PSUs (with the number of PSUs determined as described in notes 7 and 8 below).

7.

Reflects the portion of fiscal 2023 PSUs that may be earned based on the degree of achievement of the annual financial performance goals (adjusted EPS and adjusted RONA goals) for the third year within the three-year performance period of the award. These units, to the extent earned, will vest on November 11, 2025, generally subject to the named executive officer’s continued employment through the vesting date. The number of shares shown for each named executive officer’s PSU award assumes the Company will achieve the target adjusted EPS goal and maximum adjusted RONA goal with respect to such award, based on fiscal 2024 performance.

8.

Reflects the portion of fiscal 2024 PSUs that may be earned based on the degree of achievement of the annual financial performance goals (adjusted EPS and adjusted RONA goals) for the second and third years within the three-year performance period of the award. These units, to the extent earned, will vest on November 10, 2026, generally subject to the named executive officer’s continued employment through the vesting date. The number of shares shown for each named executive officer’s PSU award assumes the Company will achieve the maximum adjusted EPS goal and maximum adjusted RONA goal with respect to such award, based on fiscal 2024 performance.

Option Exercises and Stock Vested Table

The following table shows the options exercised by our named executive officers and the TSUs and PSUs that vested for each named executive officer during fiscal 2024. The value of options realized on exercise is the difference between the closing price of our common stock on the exercise date and the exercise price, multiplied by the number of shares acquired on exercise. The value of stock realized on the vesting of TSUs is the product of the number of shares that vested and the closing price of our common stock on the vesting date. The value of stock realized on the vesting of PSUs is the product of the number of shares that vested and the closing price of our common stock on the settlement date.

	Option Awards		Stock Awards
Name	Number of Shares Acquired On Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired On Vesting (#)	Value Realized on Vesting ($)

Sean D. Keohane	43,474	2,292,081	115,937	8,897,817

Erica McLaughlin	86,865	4,048,967	24,406	1,873,087

Karen A. Kalita	36,338	1,539,774	15,254	1,170,700

Hobart C. Kalkstein	83,199	3,160,491	21,966	1,685,824

Jeff Zhu	55,233	1,655,110	21,966	1,685,824

Pension Benefits

Cabot’s salaried employees in the U.S. who were employees prior to January 1, 2014 (including each of our U.S.-based named executive officers) participated in Cabot’s Cash Balance Plan and, in certain cases, our Supplemental Cash Balance Plan. The Cash Balance Plan and the Supplemental Cash Balance Plan were each frozen on December 31, 2013, with no further benefits accruing under those plans after that date. The Cash Balance Plan was terminated in fiscal 2019 and fully settled in fiscal 2020.

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Executive Compensation (continued)

The Supplemental Cash Balance Plan is an unfunded, non-qualified defined benefit plan created to provide benefits in circumstances where maximum limits established under the Internal Revenue Code prevented participants from receiving some of the benefits that would otherwise have been provided under the tax-qualified Cash Balance Plan. The Internal Revenue Code limited the amount of compensation that could be considered annually to determine benefits under the Cash Balance Plan. The Supplemental Cash Balance Plan was intended to provide eligible employees the same benefits they would have earned under the Cash Balance Plan if this compensation limit did not apply. While the plan is frozen, interest-based credits are earned on account balances during each calendar year at the one-year U.S. Treasury bill rate determined as of November of the previous year until the participant begins receiving benefit payments. At retirement at any age or other termination of employment, a participant eligible for benefits may receive his or her vested account balance in a lump sum payment or in annual installment payments. Participants were 100% vested in their accounts after three years of employment with Cabot.

As of September 30, 2024, all of our U.S.-based named executive officers who are participants in the Supplemental Cash Balance Plan were fully vested in their account balances.

Pension Benefits Table

For each of our U.S.-based named executive officers, the following table shows the actuarial present value of each named executive officer’s accumulated benefits under the Supplemental Cash Balance Plan as of September 30, 2024, the last day of our most recent fiscal year, and the pension plan measurement date used for financial statement reporting purposes for our fiscal 2024 financial statements. Ms. Kalita does not have a balance under the Supplemental Cash Balance Plan.

Name	Plan Name	Number of Years of Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)

Sean D. Keohane	Supplemental Cash Balance Plan	11	117,210

Erica McLaughlin	Supplemental Cash Balance Plan	11	3,931

Hobart C. Kalkstein	Supplemental Cash Balance Plan	9	20,299

1.	Credited service for the Supplemental Cash Balance Plan represents years of service with Cabot as of December 31, 2013, the date the plan was frozen, rounded to the nearest whole year.
2.	The following assumptions were used in the calculations in the table above:

Supplemental Cash Balance Plan

Measurement Date	9/30/2024

Discount Rate (for present value calculation)	5.05%

Form of benefit	Lump sum

Retirement Date	Age 65

Deferred Compensation

The following narrative describes benefits provided under Cabot’s Deferred Compensation Plan, 401(k) Plan, Supplemental 401(k) Plan and China Supplemental Pension Plan.

Deferred Compensation Plan

Our Deferred Compensation Plan is a non-qualified plan that permits certain employees in the U.S. to voluntarily defer in any year up to 50% of their base salary and up to 100% of any short-term incentive and sales incentive bonus awarded.

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Executive Compensation (continued)

Under this plan, participants receive a credit equal to 10% of the amount they defer, which is intended to account for the fact that any compensation that is deferred is not eligible compensation for purposes of Company contributions under the 401(k) Plan or the Supplemental 401(k) Plan. All of our U.S.-based named executive officers are eligible to participate in the Deferred Compensation Plan. Mr. Kalkstein made contributions to the plan for fiscal 2024.

All deferred amounts are credited with interest at a rate equal to the Moody’s Corporate Bond Rate for the month of November prior to the beginning of the applicable calendar year. Amounts that are deferred in a particular year are credited to a participant’s account as if they were invested in the account on the first day of the applicable calendar year and notional interest is applied as if the participant had earned the deferred amount on the first day of the calendar year. Earnings are compounded daily. The Moody’s rate used to calculate interest payable for calendar year 2024 was 5.88%. Participants in the Deferred Compensation Plan can elect to defer receipt of their eligible compensation until a specified date (an “in-service election”) or until they cease to be employees of Cabot (a “termination/retirement election”). Participants may elect to receive deferred amounts in a lump sum payment, in installments over a period of up to five years in the case of an in-service election or, if the participant’s account balance is at least $50,000, in installments over a period of up to ten years for a termination/retirement election.

401(k) Plan and Supplemental 401(k) Plan

Under the 401(k) Plan, which is a tax-qualified defined contribution plan in which Cabot’s U.S.-based named executive officers and other employees in the U.S. participate, Cabot makes a retirement contribution equal to 4% of a participant’s eligible compensation (consisting of base salary and cash bonuses) and a matching contribution of 100% of a participant’s contribution, up to 6% of the participant’s eligible compensation. These Company contributions are allocated to the participant’s account in accordance with his or her investment elections.

The Supplemental 401(k) Plan is an unfunded, non-qualified defined contribution plan under which we provide credits to our U.S.-based named executive officers and certain other employees in the U.S. that cannot be made under the 401(k) Plan due to limitations imposed by the Internal Revenue Code. Credits to the Supplemental 401(k) Plan are made at the same percentage of pay that Company contributions would have been made under the 401(k) Plan were it not for the limitations imposed by the Internal Revenue Code. To receive Company contributions equal to the 401(k) Plan retirement contribution under the Supplemental 401(k) Plan, the participant must meet the annual IRS compensation limit. To receive Company contributions equal to the 401(k) Plan matching contribution under the Supplemental 401(k) Plan, the participant is required to have made contributions under the 401(k) Plan to the maximum extent permissible within the annual IRS contribution limit. Amounts credited to the Supplemental 401(k) Plan are treated as if invested in Cabot common stock. Participants may elect to receive distributions in a lump sum payment after separation from service or, if a participant’s account balance is at least $50,000, in installments over a period of two to ten years beginning after separation from service. All distributions are made in shares of Cabot common stock.

Under both the 401(k) Plan and Supplemental 401(k) Plan, participants are immediately vested in the matching contributions and vested in other Cabot retirement contributions after two years of employment with Cabot. All of our named executive officers are fully vested in their account balances under these plans.

China Supplemental Pension Plan

All full-time Cabot China employees are eligible to participate in the China Supplemental Pension Plan. The China Supplemental Pension Plan is a funded noncontributory plan under which Cabot China makes a contribution equal to 5%-11% of a participant’s monthly base salary (excluding overtime pay, where applicable, and allowances and subsidies) based on years of service and job level. These contributions are allocated to the participant’s account into investment options selected by Cabot China and managed by external managers appointed by Cabot China. Participants are vested in these contributions after five years of employment. Mr. Zhu is our only named executive officer eligible to participate in the China Supplemental Pension Plan. Mr. Zhu currently receives a company contribution in an amount equal to 9% of his base salary. He is fully vested in his account balance, and will receive a lump sum distribution in cash upon his retirement or separation from service without cause.

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Executive Compensation (continued)

Nonqualified Deferred Compensation Table

The following table provides information with respect to the Supplemental 401(k) Plan and the Deferred Compensation Plan for fiscal 2024. As noted above, all of our named executive officers other than Mr. Zhu are eligible to participate in these plans. This table also provides information with respect to the China Supplemental Pension Plan.

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions in Last FY ($)	Aggregate Balance at Last FYE ($)(4)

Sean D. Keohane Deferred Compensation Plan Supplemental 401(k) Plan	— —	— 270,604	172,104 1,737,067	— —	3,139,286 4,708,097

Erica McLaughlin Deferred Compensation Plan Supplemental 401(k) Plan	— —	— 94,440	— 328,467	— —	— 943,468

Karen A. Kalita Deferred Compensation Plan Supplemental 401(k) Plan	— —	— 68,939	7,467 140,745	— —	136,130 433,732

Hobart C. Kalkstein Deferred Compensation Plan Supplemental 401(k) Plan	100,000 —	10,000 75,518	54,280 404,532	— —	1,017,061 1,110,303

Jeff Zhu China Supplemental Pension Plan	—	38,440	9,687	—	364,408

1.

The amount contributed by Mr. Kalkstein to the Deferred Compensation Plan represent a portion of his STI award earned with respect to fiscal 2024 as reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 53. Mr. Keohane, Ms. McLaughlin, and Ms. Kalita did not make deferrals under the Deferred Compensation Plan in calendar 2024.

2.

These amounts represent credits made by Cabot that are accrued under the Deferred Compensation Plan and the Supplemental 401(k) Plan and after tax contributions made by Cabot to the China Supplemental Pension Plan, and are reported in the Summary Compensation Table on page 53 under the heading “All Other Compensation.”

3.

For the Deferred Compensation Plan, earnings represent the amount credited based on the Moody’s interest rate for the year. For the Supplemental 401(k) Plan, earnings represent the value of dividends earned and investment gains or losses as if the account balance had been invested in Cabot common stock. For the China Supplemental Pension Plan, earnings represent the value of dividends earned and investment gains and losses, converted from China RMB to U.S. Dollars. The portion of the earnings that represents above-market interest (the portion exceeding 120% of the applicable federal long-term rate) under Cabot’s Deferred Compensation Plan is reported in the Summary Compensation Table on page 53 under the heading “Change in Pension Value and Nonqualified Deferred Compensation Earnings”.

4.

The aggregate balance amounts under the Deferred Compensation Plan and the China Supplemental Pension Plan include deferrals or contributions, as the case may be, made for prior fiscal years. For individuals who were named executive officers in the fiscal years in which the deferrals were made, the amount of the compensation deferred under the Deferred Compensation Plan was included in such individuals’ compensation as reported in the Summary Compensation Table included in the proxy statement for each such fiscal year.

Potential Payments Upon Termination or Change in Control

Our named executive officers are eligible to receive certain benefits if their employment is terminated, including following a change in control. This section describes various termination of employment scenarios and the payments and benefits payable under those scenarios. A table quantifying the estimated payments and benefits assuming a termination of employment and/or a change in control, as applicable, occurred on September 30, 2024 follows this narrative description. The account balances under the Supplemental Cash Balance Plan, 401(k) Plan and Supplemental 401(k) Plan immediately vest and become payable upon a change in control of Cabot. All of our named executive officers who participate in these plans are vested in their account balances under these plans.

CABOT CORPORATION 61

2025 PROXY STATEMENT

Executive Compensation (continued)

Potential Payments Following a Change in Control

Severance Plan

Participants in our Senior Management Severance Protection Plan (the “Severance Plan”) are the members of our Management Executive Committee and other employees as determined by our Compensation Committee and, as of September 30, 2024, consisted of eleven employees, including all of our named executive officers.

Under the Severance Plan, participants are entitled to severance payments if their employment with Cabot terminates within two years following a change in control (for any reason other than cause, disability, death, or a termination initiated by the participant without good reason). Under the Severance Plan, Mr. Keohane is entitled to a lump sum payment equal to three times the sum of his base salary and bonus (each, as determined below) and continued health and welfare benefits for a period of three years (i.e., medical and dental benefits, long-term disability coverage, and life insurance) and Mses. McLaughlin and Kalita and Messrs. Zhu and Kalkstein are each entitled to a lump sum payment equal to two times the sum of their base salary and bonus (each, as determined below) and continued health and welfare benefits for a period of two years. In addition, under the Severance Plan, each participant is entitled to receive a pro-rated bonus with respect to the fiscal year in which the termination occurs and outplacement services in an amount up to 15% of his or her base salary.

Base salary under the Severance Plan is calculated at the greater of the rate in effect (i) immediately before the change in control or (ii) as of the participant’s employment termination date. The bonus is calculated at the greater of (i) the participant’s target annual incentive bonus for the fiscal year in which the change in control occurs or the fiscal year in which the participant’s employment is terminated, whichever was greater, or (ii) the highest annual incentive bonus amount paid or payable to the participant for any of the three fiscal years preceding the fiscal year in which the change in control occurs.

The Severance Plan also includes a “better of” provision. Under this provision, a participant will be entitled to receive either the full amount of payments (and pay any applicable excise tax imposed by Section 4999 of the Internal Revenue Code) or such lesser amount that is not subject to the excise tax, whichever results in the greater after-tax benefit to him or her.

The provision of severance benefits under any other plan or program provided by Cabot or its affiliates, or pursuant to any agreement with Cabot or its affiliates, or by law, counts toward our obligation to provide the benefits under the Severance Plan so that the benefits are not duplicative.

The economic compensation benefits Mr. Zhu is eligible to receive under China Labor Contract Law in the event of his disability as described below under the heading “Termination of Employment Upon Disability or Death” may also be available to him in the event of his separation from service in connection with a change in control. We have not included a value for these benefits in the table on page 64 because these benefits do not discriminate in terms of scope, terms, or operation in favor of our named executive officer compared with the benefits available to all salaried employees in China. Further, the provision of these benefits would count toward our obligations to provide Mr. Zhu benefits under the Severance Plan.

Retirement and Equity Incentive Plans

The accrued account balances under the Supplemental Cash Balance Plan, 401(k) Plan, and Supplemental 401(k) Plan immediately vest and become payable upon a change in control of Cabot. All of our named executive officers are vested in their account balances under the plans in which they participate.

Upon a change in control of Cabot, the Compensation Committee, as administrator of our Amended and Restated 2017 Long-Term Incentive Plan, will have discretion to provide for the assumption or continuation of some or all outstanding awards or any portion of an award, the grant of new awards in substitution by the acquirer or survivor, or the cash-out of some or all awards. Further, the Compensation Committee retains authority to accelerate the vesting of awards. The Compensation Committee has provided, and intends to continue to provide, for “double trigger” vesting upon a change in control. This means that if an award remains outstanding following a change in control, such as if the acquiring company assumes the award, vesting would be accelerated only if the participant’s employment was involuntarily terminated without cause or by the participant for good reason within two years following the change in control.

62 CABOT CORPORATION

2025 PROXY STATEMENT

Executive Compensation (continued)

Termination of Employment Upon Disability or Death

For Cabot’s full-time employees based in the U.S., including our U.S.-based named executive officers, a termination of employment upon disability is generally determined under the terms of Cabot’s long-term disability plan and is deemed to occur one year following the date of disability. A U.S.-based employee who becomes disabled would receive (i) benefits under our long-term disability plan, and (ii) continued participation in our medical, dental, and life insurance plans in accordance with the terms of those plans if the employee has completed ten years of service with Cabot. We have not included a value for these benefits in the table on page 64 because the plans do not discriminate in scope, terms, or operation in favor of our named executive officers compared to the benefits offered to all salaried U.S. employees. Under the terms of our disability plan for employees on an international assignment, in the event Mr. Zhu becomes disabled, he is entitled to a monthly benefit of up to $10,000 while he remains disabled, until he reaches age 65. Further, Mr. Zhu is eligible for economic compensation payments in the case of disability under China Labor Contract Law, which provides for a tax-exempt lump sum payment based on the number of his years of service, up to a maximum of 12 years, times his average monthly compensation which is subject to an upper limit of 36,921 China RMB. In the table on page 64, we have not included a value for these benefits, which would be payable by the Company or the Chinese government, depending on the circumstances, because these benefits do not discriminate in scope, terms, or operation in favor of our named executive officer compared to the benefits available to all salaried employees in China. In addition, the accrued account balances under the Supplemental Cash Balance Plan, 401(k) Plan, Supplemental 401(k) Plan and China Supplemental Pension Plan immediately vest and become payable upon termination of employment by reason of death or disability. All of our named executive officers are vested in their account balances under the plans in which they participate.

Under the terms of Cabot’s Amended and Restated 2017 Long-Term Incentive Plan, if any participant (including a named executive officer) ceases to be an employee because of disability or death, his or her unvested stock options and unvested TSUs would immediately vest. In the case of PSUs, the total number of units that vests is the sum of the units that have been earned based upon performance as of the date of the termination of employment.

We provide each of our U.S.-based named executive officers with a death benefit under our Death Benefit Protection Plan equal to three times their base salary up to a maximum benefit of $3,000,000, which is payable to their beneficiary at the time of their death. Mr. Zhu is provided with life insurance coverage under the life insurance plan for international assignees that provides a benefit equal to two times base salary up to a maximum benefit of $400,000, which is payable to his designated beneficiary in a lump sum in the event of his death.

Termination of Employment Upon Retirement

Upon retirement, participants in the Supplemental Cash Balance Plan are entitled to receive benefit payments, and participants in the 401(k) Plan, the Supplemental 401(k) Plan and China Supplemental Pension Plan may receive a distribution of their account balances. Participants in the U.S. retirement plans are eligible for early retirement upon attaining age 55 and completing at least 10 years of service. As of September 30, 2024, Mr. Keohane is the only named executive officer that meets the eligibility criteria for early retirement under these plans.

As discussed in more detail under the heading “Retirement Vesting Terms” in the CD&A section of this proxy statement, at the beginning of fiscal 2024, the Committee amended the terms of outstanding equity awards to provide for retirement vesting. These provisions generally result in pro rata vesting of a portion of the equity award based on when the retirement-eligible participant retires. As of September 30, 2024, no named executive officer met the age and service requirements for retirement vesting.

Termination for Cause or Voluntarily Without Good Reason

As described above, no severance payments under the terms of the Severance Plan are payable if a participant’s employment is terminated for cause or if he or she terminates employment without good reason. In addition, no benefits are payable under the terms of our Supplemental 401(k) Plan or Supplemental Cash Balance Plan or the China Supplemental Pension Plan if a participant’s employment is terminated for cause.

CABOT CORPORATION 63

2025 PROXY STATEMENT

Executive Compensation (continued)

Potential Payments Upon Termination or Change in Control Table

The following table and footnotes present potential payments to each of our named executive officers under various circumstances as if the named executive officer’s employment had been terminated on September 30, 2024, the last day of fiscal 2024, and/or if a change in control had occurred on such date.

	Severance Pay(1)($)	Accelerated Unvested Equity(2)($)	Benefits and Perquisites(3)($)	Total($)(4)

Sean D. Keohane

Death	—	23,396,444	3,000,000	26,693,444

Disability	—	23,396,444	—	23,396,444

Voluntary Termination/Involuntary Termination (without cause)	—	—	—	—

Involuntary Termination (for cause)	—	—	—	—

Involuntary Termination within 2 years following a Change in Control (without cause or for good reason)	11,031,556	26,523,322	260,479	37,815,357

Erica McLaughlin

Death	—	5,154,742	1,822,622	6,977,364

Disability	—	5,154,742	—	5,154,742

Voluntary Termination/Involuntary Termination (without cause)	—	—	—	—

Involuntary Termination (for cause)	—	—	—	—

Involuntary Termination within 2 years following a Change in Control (without cause or for good reason)	3,057,126	5,848,722	152,530	9,058,378

Karen A. Kalita

Death	—	3,152,479	1,600,869	4,753,348

Disability	—	3,152,479	—	3,152,479

Voluntary Termination/Involuntary Termination (without cause)	—	—	—	—

Involuntary Termination (for cause)	—	—	—	—

Involuntary Termination within 2 years following a Change in Control (without cause or for good reason)	2,363,160	3,565,357	85,343	6,013,860

Hobart C. Kalkstein

Death	—	4,419,437	1,749,166	6,168,603

Disability	—	4,419,437	—	4,419,437

Voluntary Termination/Involuntary Termination (without cause)	—	—	—	—

Involuntary Termination (for cause)	—	—	—	—

Involuntary Termination within 2 years following a Change in Control (without cause or for good reason)	2,772,657	4,990,470	148,391	7,911,518

Jeff Zhu

Death	—	4,356,811	400,000	4,756,811

Disability	—	4,356,811	120,000	4,476,811

Voluntary Termination/Involuntary Termination/Retirement (without cause)	—	—	—	—

Involuntary Termination (for cause)	—	—	—	—

Involuntary Termination within 2 years following a Change in Control (without cause or for good reason)	2,711,760	4,910,296	170,151	7,792,207

64 CABOT CORPORATION

2025 PROXY STATEMENT

Executive Compensation (continued)

1.

For Mr. Keohane, severance pay is equal to three times the sum of (x) base salary and (y) the greater of (i) his highest bonus in the three fiscal years preceding fiscal 2024 or (ii) his target bonus under our STI program for fiscal 2024. For each of our other named executive officers, severance pay is equal to two times the sum of (x) base salary and (y) the greater of (i) his or her highest bonus in the three fiscal years preceding fiscal 2024 or (ii) his or her target bonus under our STI program for fiscal 2024. The amounts in this column include the target bonus amount for fiscal 2024 and have not been prorated because the table assumes the termination occurred on the last day of the fiscal year.

2.

The amounts for accelerated unvested equity include the following: (i) in the case of death or disability, the value of unvested TSUs, unvested PSUs that have been earned based upon performance as of September 30, 2024 and unvested options; and (ii) in the case of a qualifying termination following a change in control, the value of unvested TSUs, unvested PSUs (consisting of units earned based on performance as of September 30, 2024 and unearned units assuming target performance is achieved) and unvested options. The value of unvested TSUs and PSUs that become vested as described herein for all named executive officers was calculated by multiplying the closing market price of our common stock on September 30, 2024 ($111.77) by the number of shares underlying unvested TSUs and PSUs. The value of unvested options that become vested as described herein for all named executive officers was calculated by multiplying the number of shares underlying the unvested options by the difference between the closing market price of our common stock on September 30, 2024 and the option exercise price.

3.	Continued perquisites and benefits include only those benefits provided to a named executive officer that are not generally provided to all employees located in the same country.

The amount reported in the event of death, with the exception of Mr. Zhu, represents an amount equal to three times base salary up to a maximum benefit of $3,000,000, which is payable in a lump sum to the named executive officer’s designated beneficiary under our Death Benefit Protection Plan, which is an insured benefit applicable to all U.S.-based named executive officers. The amount reported for Mr. Zhu represents an amount equal to two times base salary up to a maximum benefit of $400,000, which is payable in a lump sum to his designated beneficiary under the terms of our life insurance plan for employees on an international assignment. In the event Mr. Zhu’s death is the result of an accident, his designated beneficiary may be entitled to receive an additional benefit in the amount of $500,000 (which is not reflected in the table above). The amount reported for Mr. Zhu in the event of disability reflects 12 monthly payments of $10,000, which he is eligible to receive annually while he is disabled until age 65 under the terms of our disability plan for employees on an international assignment, subject to the terms of the plan. For each of our named executive officers, the amount reported in the event of a termination following a change in control represents the cost to Cabot of continued health and welfare benefits (for a period of three years for Mr. Keohane and for a period of two years for each of our other named executive officers) and outplacement services in an amount equal to 15% of the officer’s base salary. For Ms. Kalita, the amount in the table does not include the cost to Cabot of all of the health and welfare benefits for which she could be entitled in this event because currently she has not elected to participate in all such plans for which she is eligible. In addition to the amounts included in the table, if Mr. Zhu’s employment is terminated at Cabot’s initiation, while based in China, for any reason other than dismissal due to a violation of law or applicable company policy, Cabot will pay the costs to repatriate Mr. Zhu and his family back to Singapore. No amount is included in this table with respect to a potential future repatriation.

4.	Payments do not take into account the “better of” provision in the Severance Plan described above on page 62, which, under certain circumstances, could reduce the amount of the payment.

CABOT CORPORATION 65

2025 PROXY STATEMENT

Executive Compensation (continued)

CEO Pay Ratio

As required by Item 402(u) of Regulation S-K, we are required to report on the relationship between the annual total compensation of our CEO, Mr. Keohane, and the median of the annual total compensation of our employees. In accordance with SEC requirements, the median-paid employee may be identified once every three years if there has been no change to our employee population or compensation arrangements that we reasonably believe would result in a significant change to our pay ratio disclosure. There were no such changes to the global employee population or compensation arrangements, therefore Cabot is using the same individual as last year for the CEO Pay Ratio.

We calculated the annual total compensation of the median employee and our CEO in the following manner:

•

The median employee’s annual total compensation represents the amount of such employee’s compensation for fiscal 2024 that would have been reported in the Summary Compensation Table in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K if the employee were a named executive officer for fiscal 2024.

•	The annual total compensation of our CEO represents the amount reported in the “Total” column of our 2024 Summary Compensation Table included on page 53 of this proxy statement.

For fiscal 2024, our CEO’s annual total compensation was $9,600,154 and the median of the annual total compensation of all employees of Cabot (excluding our CEO) was $60,904. Based on this information, our pay ratio is approximately 158 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

Our CEO’s annual total compensation and the median of the annual total compensation of all employees of Cabot (excluding our CEO) both increased in fiscal 2024 as compared with fiscal 2023. The CEO annual total compensation increased by 23.2% and the median of the annual total compensation of all employees of Cabot (excluding our CEO) increased by 6.2%, resulting in a ratio of the percentage increase for the CEO to the median of all employees of approximately 4 to 1.

In calculating the pay ratio, the SEC allows companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions reflecting their unique employee populations. Therefore, our reported pay ratio may not be comparable to that reported by other companies due to differences in industries and geographical dispersion, as well as the different estimates, assumptions, and methodologies applied by other companies in calculating their pay ratios.

66 CABOT CORPORATION

2025 PROXY STATEMENT

Executive Compensation
(continued)

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Act Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation
S-K,
we are providing the following information about the relationship between executive compensation actually paid (as computed in accordance with SEC rules) and certain financial performance of the Company. For further information concerning the Company’s pay for performance philosophy and how the Company’s executive compensation program
aligns executive compensation with the Company’s performance, refer to the CD&A section of this proxy statement.
Pay Versus Performance Table

					Value of Initial Fixed $100 Investment Based on:
Year (a)	SCT Total Compensation For PEO (1) (b)	Compensation Actually Paid to PEO (2) (c)	Average SCT Total Compensation for Other NEOs (1) (d)	Average Compensation Actually Paid to Other NEOs (3) (e)	Total Shareholder Return (4) (f)	Peer Group Total Shareholder Return (5) (g)	Net Income (6) (h)	Adjusted EBIT (7) * (i)
2024	$9,600,154	$26,149,106	$2,694,998	$5,694,632	$339	$156	$380M	$633M
2023	$7,791,510	$8,106,840	$2,247,211	$2,279,259	$206	$135	$445M	$553M
2022	$7,948,029	$17,160,056	$2,268,356	$3,901,604	$186	$117	$209M	$583M
2021	$8,242,487	$17,132,578	$2,251,536	$3,758,111	$143	$136	$250M	$492M

*	Non-GAAP financial measure. See Appendix B.
(1)
Our Principal Executive Officer (PEO) for each of the years reported was Sean D. Keohane, our CEO and President. The names of each of the NEOs, other than our PEO, included for the purposes of calculating the average amounts in each applicable year are as follows: Ms. McLaughlin, Ms. Kalita, Mr. Kalkstein, and Mr. Zhu. The dollar amounts reported in column (b) are the amounts of total compensation for our PEO reported in our Summary Compensation Table (“SCT”) for each applicable fiscal year and the dollar amounts reported in column (d) are the average of the total compensation amounts reported for the Company’s NEOs as a group (excluding our PEO) in our SCT for each applicable fiscal year.

(2)
The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned or realized by or paid to an NEO during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation to determine the compensation actually paid:

PEO SCT CAP Reconciliation

Year	Reported Summary Compensation Table Total for PEO	Minus: Reported Value of Equity Awards (a)	Minus: Pension values reported in SCT for covered fiscal year (b)	Plus: Equity Awards Adjustments (c)	“Compensation Actually Paid” to PEO
2024	$9,600,154	$6,200,575	$15,974	$22,765,501	$26,149,106
2023	$7,791,510	$5,399,962	$4,763	$5,720,055	$8,106,840
2022	$7,948,029	$4,749,921	—	$13,961,948	$17,160,056
2021	$8,242,487	$4,749,610	—	$13,639,701	$17,132,578

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the SCT for the
applicable year. The value of dividends paid on stock awards is reflected in the value of the award in the SCT for each applicable year.

(b)
The amounts included in this column are the amounts reported in the “Change in Pension and Nonqualified Deferred Compensation Earnings” column of the SCT for each applicable year. There are no pension benefits adjustments as the Supplemental Cash Balance Plan was frozen on December 31, 2013, resulting in no service costs or prior service costs
.

CABOT CORPORATION

2025 PROXY STATEMENT

Executive Compensation
(continued)

(c)
The equity award adjustments for each applicable year were calculated in accordance with the methodology required by item 402(v) of Regulation
S-K.
The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments for the PEO are provided in the table below.

Year	Year End Fair Value of Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Total Equity Award Adjustments
2024	$12,981,123	$8,301,455	$1,316,950	$165,973	$22,765,501
2023	$3,775,328	$313,488	$1,394,821	$236,419	$5,720,055
2022	$7,430,835	$5,145,861	$1,191,627	$193,625	$13,961,948
2021	$8,655,360	$4,231,688	$617,361	$135,292	$13,639,701

(3)
The dollar amounts reported represent the average amount of “compensation actually paid” to the NEOs as a group (excluding our CEO), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our CEO) during the applicable year. In accordance with the SEC rules, the following adjustments were made to average total compensation for the NEOs as a group (excluding our CEO) for each year to determine the compensation actually paid, using the same methodology described above in footnote 2.

Average
Non-PEO
SCT CAP Reconciliation

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Minus: Average Reported Value of Equity Awards (a)	Minus: Pension values reported in SCT for covered fiscal year (b)	Plus: Average Equity Awards Adjustments (c)	Average “Compensation Actually Paid” to Non-PEO NEOs
2024	$2,694,998	$1,074,993	$995	$4,075,622	$5,694,632
2023	$2,247,211	$1,024,885	$168	$1,057,100	$2,279,259
2022	$2,268,356	$881,209	—	$2,514,456	$3,901,604
2021	$2,251,536	$856,145	—	$2,362,720	$3,758,111

(a)
The grant date fair value of equity awards represents the
Non-PEO
NEOs average of the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the SCT for the applicable year. The value of dividends paid on stock awards is reflected in the value of the award in the SCT for each applicable year.

(b)
The amounts included in this column are the average of the
Non-PEO
NEOs amounts reported in the “Change in Pension and Nonqualified Deferred Compensation Earnings” column of the SCT for each applicable year. There are no pension benefits adjustments as the Supplemental Cash Balance Plan was frozen on December 31, 2013, resulting in no service costs or prior service costs.

(c)
The average
Non-PEO
NEO equity award adjustment for each applicable year were calculated in accordance with the methodology required by Item 402(v) of Regulation
S-K.
The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments for the
Non-PEO
NEOs are provided in the table below.

Year	Average Year End Fair Value of Equity Awards Granted in the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Total Average Equity Award Adjustments
2024	$2,250,551	$1,555,910	$238,702	$30,459	$4,075,622
2023	$716,547	$53,871	$243,399	$43,282	$1,057,100
2022	$1,378,593	$904,541	$197,037	$34,285	$2,514,456
2021	$1,560,173	$689,457	$90,383	$22,707	$2,362,720

(4)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end of each applicable fiscal year and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(5)	Represents the cumulative TSR for the peer group for each measurement period. The peer group for this purpose is the S&P 400 Chemicals index.
(6)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(7)
The Company has determined that Adjusted EBIT is the financial performance measure that represents the most important financial measure used to link compensation actually paid to the Company’s NEOs to the Company’s financial performance for the most recently completed fiscal year.

 CABOT CORPORATION

2025 PROXY STATEMENT

Executive Compensation
(continued)

Financial Performance Measures
The most important financial performance measures used by the Company to link executive “compensation actually paid” to the Company’s NEOs in fiscal 2024 to the Company’s financial performance are listed below. These metrics are in our incentive awards and are further described in the CD&A section of this proxy statement.

•	Adjusted EBIT
•	Adjusted EPS
•	Adjusted RONA
•	Net Working Capital Days
•	Discretionary Free Cash Flow
Description of Certain Relationships of Information Presented in the Pay Versus Performance Table
The Company uses several performance measures to align executive compensation with Company performance, which are described in the CD&A section of this proxy statement. Not all of these measures are presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and does not specifically align the Company’s performance measures with “compensation actually paid” (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the graphical descriptions of the relationships between information presented in the Pay versus Performance table.
The following graphical comparisons describe the relationships between certain figures included in the Pay Versus Performance Table for each of fiscal 2024, 2023, 2022 and 2021 including (a) a comparison between our cumulative total shareholder return and the total shareholder return of the peer group and (b) comparisons between (i) the compensation actually paid to the PEO and the average compensation paid to our non-PEO
NEOs and (ii) each of Cabot’s total shareholder return, net income and Adjusted EBIT.

CABOT CORPORATION

2025 PROXY STATEMENT

Executive Compensation
(continued)

 CABOT CORPORATION

2025 PROXY STATEMENT

Proposal 2 — Advisory Approval of Executive

Compensation

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are providing stockholders the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our named executive officers as disclosed on pages 33-65 of this proxy statement (commonly referred to as “say-on-pay”).

We had a strong fiscal 2024 and continued to execute against our strategy and advance a number of strategic initiatives. We believe that the compensation received by our named executive officers for fiscal 2024 aligned executive pay with our corporate performance, with a meaningful portion of the compensation paid either based on our performance against pre-established corporate financial goals or aligned with stock price performance. The portion of the STI awards earned on the basis of our corporate performance paid out at 138.4% of target awards. The balance of the amounts paid reflected each named executive officer’s performance and demonstrated leadership and ranged from 130% to 150% of target, resulting in total STI awards made to our named executive officers ranging from 136% to 142% of the named executive officer’s target award. The PSU awards issued under our LTI program are designed to produce the greatest rewards when strong results are sustained over time. Specifically, the number of shares issuable upon their vesting depends on the degree of achievement of financial performance metrics for each year within a three-year performance cycle. On the basis of our level of achievement in fiscal 2024 against the adjusted EPS and adjusted RONA goals applicable to the PSU awards that were granted in November 2021 and vested in November 2024, our named executive officers earned 181.5% of their target awards. Our fiscal 2024 performance is summarized in the Executive Summary of the CD&A section of this proxy statement.

The types of performance goals that we use for establishing the metrics for our executive compensation programs are the same as the ones we use when setting the strategic objectives of the Company. The use of these metrics is intended to motivate behavior and executive decisions that will lead to the successful execution of our strategy. Our executive compensation programs also align the interests of our stockholders and executives by tying compensation to the Company’s short- and long-term financial and strategic growth objectives. We believe this will create value for our stockholders over time.

For these reasons, the Board is asking stockholders to approve, on an advisory basis, the compensation of our named executive officers.

The text of the resolution is as follows:

“VOTED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and the narrative discussion, is hereby APPROVED.”

Vote Required

Because the vote we are asking you to cast is non-binding, there is no minimum vote required for approval. Our Board and the Compensation Committee value the views of our stockholders and will review the voting results and consider the outcome of the vote when making future compensation decisions for our named executive officers. We believe that Cabot benefits from constructive dialog with our stockholders. We will continue to reach out to our stockholders on these and other important issues and we encourage our stockholders to contact us. Stockholders who wish to communicate with our Board should refer to “Communicating Concerns to the Board” in this proxy statement for additional information on how to do so.

Recommendation

The Board of Directors believes that the compensation of our named executive officers is appropriate and recommends a vote “FOR” the approval of the compensation of our named executive officers.

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Proposal 3 — Approval of the Cabot Corporation 2025 Long-Term Incentive Plan

We are asking stockholders to approve the Cabot Corporation 2025 Long-Term Incentive Plan (the “2025 Plan”). The Board, upon the recommendation of the Compensation Committee (the “Committee”), approved the 2025 Plan, subject to stockholder approval, to replace the Cabot Corporation Amended and Restated 2017 Long-Term Incentive Plan (the “2017 Plan”). The 2017 Plan was originally approved by our stockholders on March 9, 2017 and an amendment and restatement of the plan was approved by our stockholders effective March 11, 2021. The 2025 Plan will not become effective unless it is approved by our stockholders. If the 2025 Plan is approved by our stockholders, we will no longer make grants under the 2017 Plan. The material terms of the 2025 Plan are described under “Summary of the 2025 Plan” below.

The Board believes that the 2025 Plan will promote the interests of our stockholders and is consistent with principles of good corporate governance, including the following:

•

Fungible Share Design. Each stock option and stock appreciation right (“SAR”) granted under the 2025 Plan will be counted against the share pool as one share and each other equity award will be counted against the share pool as 2.4 shares.

•

No Liberal Share Recycling. Shares underlying stock options and other awards delivered under the 2025 Plan will not be recycled into the share pool if they are withheld in satisfaction of tax withholding obligations or the exercise price of the award.

•

No Discounted Stock Options or SARs. All stock options and SARs granted under the 2025 Plan must have an exercise or base price that is not less than the closing price of a share of our common stock on the date of grant (or the prior date that is a trading day).

•

No Repricing or Cash Buyouts. Other than in connection with certain corporate transactions or changes to our capital structure, the 2025 Plan prohibits the repricing or cash buyouts of stock options or SARs without obtaining stockholder approval.

•	No Reload Rights. Awards granted under the 2025 Plan do not contain provisions entitling participants to automatic grants of additional awards in connection with the exercise of an option or SAR.
•	No Single-Trigger Vesting upon a Change in Control. The 2025 Plan does not provide for the automatic acceleration of equity awards in connection with a change in control.

Reasons for Seeking Stockholder Approval

The Board believes that equity awards are a critical part of our overall compensation program and allow us to attract and retain key talent, incentivize sustainable growth and long-term value creation, and align the interests of our employees with those of our stockholders. The Board approved the 2025 Plan because it believes, based in part on input from Meridian, the independent compensation consultant to the Committee, that in the future we will not have a sufficient number of shares available under the 2017 Plan to continue to provide equity incentives at our current levels, which would place us at a competitive disadvantage.

As of November 30, 2024, there were 2,273,064 shares available for grant under the 2017 Plan. In setting the size of the share pool under the 2025 Plan, the Board considered the historical amounts of equity awards granted by Cabot in the last three fiscal years. In fiscal 2022, 2023 and 2024, we made equity awards under the 2017 Plan totaling 521,733 shares, 381,390 shares, and 416,126 shares, respectively (with performance-based awards measured at target, and all awards determined without regard to the fungible share ratio in the 2017 Plan). The weighted-average number of shares of our common stock outstanding in fiscal 2022, 2023 and 2024 was 56.5 million, 56.1 million, and 55.1 million, respectively. As a result, our three-year fiscal year average burn rate was 0.8%. Like the 2025 Plan, the 2017 Plan has a fungible share design under which each stock option and SAR granted under the 2017 Plan counts against the share pool as one share and each other equity award counts against the share pool as 2.4 shares. Applying the fungible share ratio contained in the 2017 Plan, equity awards granted during the last three fiscal years, on average, have counted each fiscal year as 1,039,280 shares against the share pool available for issuance under the 2017 Plan (with performance-based awards measured at maximum). In setting the size of the share pool under the 2025 Plan, the Board also considered the total

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Proposal 3 — Approval of Cabot Corporation 2025 Long-Term Incentive Plan (continued)

amount of equity awards outstanding under existing grants as of November 30, 2024, as further shown in the chart below. Based on an analysis by Meridian of the remaining shares available for grant under the 2017 Plan, the number of equity awards outstanding under the 2017 Plan, our historic burn rate, current and proposed plan features and the equity plan guidelines established by proxy advisory firms, the Board approved the 2025 Plan and the share pool authorized under it to ensure that we continue to have the ability to provide industry competitive long-term incentive compensation to our key contributors. Based on these same factors, we estimate that the availability of 1,400,000 new shares, plus the 2,273,064 shares that remain available for issuance under the 2017 Plan together with certain shares that could otherwise have become available again for grant under the 2017 Plan under its terms, will provide a sufficient number of shares to enable us to continue to make equity awards at our historical average annual rates for approximately the next four years.

If the 2025 Plan is not approved by our stockholders, the 2025 Plan will not become effective and we will continue to make awards under the 2017 Plan, but the shares that remain available would be insufficient following our annual grant of equity awards in November 2026 to continue to provide equity incentives at our current levels, which would materially affect our ability to attract and retain key talent. We believe that the terms of the 2025 Plan, including its share pool, are reasonable, appropriate, and in the best interests of our stockholders.

Existing Equity Plan Information

The 2017 Plan is the only current long-term incentive plan of the Company under which equity awards may be granted to our employees and other service providers (not including non-employee directors). As of November 30, 2024, 2,273,064 shares were available for grant under the 2017 Plan. If the 2025 Plan is approved by our stockholders, we will cease granting awards under the 2017 Plan and the 2025 Plan will be our only equity plan under which we may grant future equity awards to our employees. Awards to non-employee directors will continue to be made under the Company’s 2024 Non-Employee Director Plan.

The table below includes aggregated information regarding awards outstanding under the 2017 Plan, the Cabot Corporation 2009 Long-Term Incentive Plan (the “2009 Plan”), our prior equity plan under which awards remain outstanding, and the 2024 Non-Employee Director Plan as of November 30, 2024, the number of shares available for future awards under each of our 2017 Plan and the 2024 Non-Employee Director Plan as of November 30, 2024, and the proposed number of shares to be issuable under the 2025 Plan. Our outstanding awards consist of time-based and performance-based restricted stock units and stock options. The Company has not issued any SARs.

	Number of shares (as of November 30, 2024)		As a percentage of stock outstanding (54,495,914 shares as of November 30, 2024)
Outstanding stock options(2)	1,456,216		2.67%
Outstanding restricted stock units (including performance-based restricted stock units)	762,779	(3)	1.40%
Total shares subject to outstanding awards	2,218,995		4.07%
Total shares available for future awards under 2017 Plan(1), (4)	2,273,064		4.17%
Total shares available for future awards under the 2024 Non-Employee Director Plan	349,184		0.64%
Total overhang (total shares outstanding under existing equity awards and total shares available under existing plans)	4,841,243		8.88%
Proposed shares available for future awards under 2025 Plan(5)	1,400,000		2.57%
Total shares outstanding under existing equity awards, available for future awards under existing plans, and proposed to be reserved for issuance under 2025 Plan	6,241,243		11.45%

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Proposal 3 — Approval of Cabot Corporation 2025 Long-Term Incentive Plan (continued)

(1)

We will cease granting new awards under the 2017 Plan if the 2025 Plan is approved by our stockholders. However, the shares remaining available for future grants under the 2017 Plan as of the effective date of the 2025 Plan will be transferred to the 2025 Plan’s share pool.

(2)	As of November 30, 2024, the weighted-average exercise price of outstanding stock options was $60.81 and the weighted-average remaining duration of stock options that were outstanding was 6.02 years.
(3)

Includes 327,180 shares issuable upon vesting of time-based restricted stock units and 435,599 shares issuable upon vesting of performance-based restricted stock units (RSU). The number of shares of outstanding performance-based RSU awards assumes performance at the maximum level.

(4)

For purpose of determining total shares available for future awards under the 2017 Plan, each outstanding RSU has been counted against the pool as 2.4 shares and performance-based RSU awards assume performance at maximum level.

(5)

Shares proposed to be available under the 2025 Plan, without regard to shares subject to outstanding awards under the 2017 Plan. For purposes of determining shares available under the 2025 Plan, each share subject to a stock option or SAR will count as one share and each share subject to any other award will count as 2.4 shares. Because the 2025 Plan does not specify a mix of stock options and SARs, on the one hand, and other awards, on the other, it is not possible to determine the amount of subsequent dilution that may ultimately result from such awards. Other share-counting provisions, including adjustments to the numbers of shares available under the 2025 Plan, are described below under “Authorized Shares.”

Summary of the 2025 Plan

The following is a brief summary of the material terms of the 2025 Plan. A copy of the 2025 Plan is attached as Appendix A to this Proxy Statement, and we urge stockholders to read it in its entirety. The following summary is qualified in its entirety by reference to the full text of the 2025 Plan.

Administration. The 2025 Plan is administered by the Committee, which has the discretionary authority to, among other things, interpret the 2025 Plan, determine eligibility for and grant awards, determine, modify or waive the terms and conditions of any award, determine the form of settlement of awards, prescribe forms, rules and procedures for awards and otherwise do all things necessary to carry out the purposes of the 2025 Plan. Determinations of the Committee under the 2025 Plan will be conclusive and bind all parties. The Committee may delegate certain of its powers under the 2025 Plan to one or more of its members or members of the Board, officers of the Company or other employees or persons. As used in this summary, the term “Committee” refers to the Committee or its authorized delegates, as applicable.

Eligibility. Employees, consultants and advisors of the Company or its affiliates, and certain other individuals who are reasonably anticipated to begin providing direct services to the Company or its affiliates within twelve (12) months after the date of grant of an award, are eligible to participate in the 2025 Plan. Eligibility for stock options intended to be incentive stock options (“ISOs”) is limited to employees of the Company or certain affiliates. Non-employee directors are not eligible to participate in the 2025 Plan for so long as the Company’s 2024 Non-Employee Director Plan is in effect. As of January 15, 2025 we estimate that approximately 160 employees and no consultants or advisors would have been eligible to participate in the 2025 Plan.

Authorized Shares. Subject to adjustment as described below, the maximum number of shares of our common stock that may be delivered in satisfaction of awards under the 2025 Plan is (i) 1,400,000 plus (ii) the number of shares that as of the effective date of the 2025 Plan remain available for issuance under the 2017 Plan, together with the number of shares that are subject to awards under the 2017 Plan or the 2009 Plan (which shall not exceed 4,492,059 shares in the aggregate in the case of this subclause (ii) prior to the application of the fungible share ratio) and that on or after the effective date of the 2025 Plan expire or are terminated, surrendered or cancelled without the delivery of shares, or are forfeited or reacquired by the Company under the terms of the 2017 Plan or the 2009 Plan, as applicable, including any fungible share ratio set forth therein (the “Share Pool”). The following rules apply in respect of the Share Pool:

•	Each share subject to an award of stock options or SARs will reduce the Share Pool by one share and each share subject to any other award will reduce the Share Pool by 2.4 shares.
•

All shares covering a SAR, any portion of which is settled in stock, and all shares withheld in satisfaction of tax withholding obligations or the exercise or purchase price of an award will reduce the Share Pool.

•	Shares underlying awards that are settled in cash will not reduce the Share Pool.
•	Shares underlying awards that expire, become unexercisable, or that terminate or are forfeited to or repurchased by the Company due to failure to vest will not reduce the Share Pool.
•

Shares delivered under awards in substitution for awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition (“Substitute Awards”) will not reduce the Share Pool.

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Proposal 3 — Approval of Cabot Corporation 2025 Long-Term Incentive Plan (continued)

Shares that may be delivered under the 2025 Plan may be authorized but unissued shares or previously issued shares acquired by the Company. The closing price of our common stock as reported on the New York Stock Exchange on January 15, 2025 was $90.98 per share.

Types of Awards. The 2025 Plan provides for the grant of stock options, SARs, restricted and unrestricted stock and stock units, performance awards, and other awards that are convertible into or otherwise based on our common stock. Dividend equivalents may also be provided in connection with awards under the 2025 Plan, but in no event will any dividend or dividend equivalents be paid in respect of any stock option or SAR or portion thereof until the stock option or SAR or portion thereof, as applicable, has vested.

•

Stock Options and SARs. The Committee may grant stock options, including ISOs, and SARs. A stock option is a right entitling the holder to acquire shares of our common stock upon payment of the applicable exercise price. A SAR is a right entitling the holder upon exercise to receive an amount (payable in cash or shares of equivalent value) equal to the excess of the fair market value of the shares subject to the right over the base value from which appreciation is measured. The exercise price of each stock option, and the base value of each SAR, granted under the 2025 Plan shall be no less than 100% of the closing price of a share of our common stock on the date of grant (or the prior date that is a trading day) (110% in the case of certain ISOs). Other than in connection with certain corporate transactions or changes to our capital structure, stock options and SARs granted under the 2025 Plan may not be repriced or substituted for by new stock options or SARs having a lower exercise price or base value, nor may any consideration be paid upon the cancellation of any stock options or SARs that have a per share exercise or base price greater than the fair market value of a share of our common stock on the date of such cancellation, in each case, without stockholder approval. Each stock option and SAR will have a maximum term not more than ten years from the date of grant (or five years, in the case of certain ISOs).

•

Restricted and Unrestricted Stock and Stock Units. The Committee may grant awards of stock, stock units, restricted stock and restricted stock units. A stock unit is an unfunded and unsecured promise, denominated in shares, to deliver shares or cash measured by the value of shares in the future, and a restricted stock unit is a stock unit that is subject to the satisfaction of specified performance or other vesting conditions. Restricted stock is stock subject to restrictions requiring that it be redelivered or offered for sale to us if specified conditions are not satisfied.

•	Performance Awards. The Committee may grant performance awards, which are awards subject to performance criteria.
•

Other Stock-Based Awards. The Committee may grant other awards that are convertible into or otherwise based on shares of our common stock, subject to such terms and conditions as are determined by the Committee.

•	Substitute Awards. The Committee may grant Substitute Awards, which may have terms and conditions that are inconsistent with the terms and conditions of the 2025 Plan.

Vesting; Terms of Awards. The Committee determines the terms of all awards granted under the 2025 Plan, including the time or times an award will vest or become exercisable, the terms on which awards will remain exercisable and the effect of termination of a participant’s employment or service on awards. The Committee may at any time accelerate the vesting or exercisability of an award.

Transferability of Awards. Except as the Committee may otherwise determine, awards may not be transferred other than by will or by the laws of descent and distribution. In no event may any stock option be transferred for value or for consideration.

Performance Criteria. The 2025 Plan provides for grants of performance awards subject to “performance criteria.” Performance criteria are specified criteria, other than the mere continuation of employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an award. Performance criteria and any related targets need not be based on an increase, a positive or improved result or avoidance of loss and may be applied to a participant individually, or to a business unit or division of the Company or to the Company as a whole. A performance criterion may also be based on individual performance and/or subjective performance criteria. The Administrator may adjust performance criteria in its discretion, including to reflect events (for example, the impact of charges for restructurings, discontinued operations, mergers, acquisitions, other unusual or infrequently occurring items, and the cumulative effects of tax or accounting changes, each as defined by U.S. generally accepted accounting principles) occurring during the applicable performance period that affect the applicable performance criteria.

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Proposal 3 — Approval of Cabot Corporation 2025 Long-Term Incentive Plan (continued)

Effect of Certain Transactions. In the event of a consolidation, merger or similar transaction in which the Company is not the surviving corporation, a sale of all or substantially all of the Company’s assets or common stock, a change in control or a dissolution or liquidation of the Company, the Committee may, with respect to outstanding awards, provide for:

•	The assumption, substitution or continuation of some or all awards (or any portion thereof) by the acquirer or surviving entity;
•

The cash payment in respect of some or all awards (or any portion thereof) equal to the difference between the fair market value of the shares subject to the award and its exercise or base price, if any, on such terms and conditions as the Administrator determines; and/or

•	The acceleration of exercisability or delivery of shares in respect of some or all awards.

Adjustment Provisions. In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in our capital structure, the Committee shall make appropriate adjustments to the maximum number of shares that may be delivered under the 2025 Plan; the number and kind of securities subject to, and, if applicable, the exercise price of, outstanding awards; and any other provisions affected by such event.

Clawback. The Committee may cancel, rescind or otherwise limit or restrict awards if a participant is not in compliance with the provisions of the 2025 Plan or the applicable award agreement or if the participant breaches any restrictive covenant agreement with the Company. In addition, each award under the 2025 Plan will be subject to recoupment to the extent a participant is or becomes subject to the Company’s Policy for Recoupment of Incentive Compensation and/or the Company’s Amended and Restated Policy for Recoupment of Compensation, as such policies may be amended and in effect from time to time. The Committee may also recover any awards or payments or shares received in respect of awards or gain in respect of any award in accordance with any other applicable Company clawback or recoupment policy.

Effective Date, Amendments and Termination. If the 2025 Plan is approved by our stockholders, the 2025 Plan will become effective as of the date of such approval. No awards will be granted after the tenth anniversary of such approval. The Committee may at any time amend the 2025 Plan or any outstanding award and may at any time terminate the 2025 Plan as to future grants of awards. However, except as expressly provided in the 2025 Plan, the Committee may not alter the terms of an award so as to materially and adversely affect a participant’s rights without the participant’s consent (unless the Committee expressly reserved the right to do so at the time the award was granted). Any amendments to the 2025 Plan will be conditioned on stockholder approval to the extent required by law or applicable stock exchange requirements.

Certain Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences associated with certain awards granted under the 2025 Plan. The summary does not purport to cover federal employment tax or other U.S. federal tax consequences that may be associated with the 2025 Plan, nor does it cover state, local or non-U.S. taxes, except as may be specifically noted.

Stock Options (other than ISOs). In general, a participant has no taxable income upon the grant of a stock option that is not intended to be an ISO (an “NSO”) but realizes income in connection with the exercise of the NSO in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. A corresponding deduction is generally available to the Company. Upon a subsequent sale or exchange of the shares, any recognized gain or loss is treated as a capital gain or loss for which the Company is not entitled to a deduction.

ISOs. In general, a participant realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the participant. Generally, a disposition of shares acquired pursuant to an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the participant (and generally a deduction to the Company) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which the Company is not entitled to a deduction. If the participant does not dispose of the shares until after the expiration of

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Proposal 3 — Approval of Cabot Corporation 2025 Long-Term Incentive Plan (continued)

these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale of shares acquired pursuant to an ISO is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

SARs. The grant of a SAR does not itself result in taxable income, nor does taxable income result merely because a SAR becomes exercisable. In general, a participant who exercises a SAR for shares of stock or receives payment in cancellation of a SAR will have ordinary income equal to the amount of any cash and the fair market value of any stock received. A corresponding deduction is generally available to the Company.

Unrestricted Stock Awards. A participant who purchases or is awarded unrestricted stock generally has ordinary income equal to the excess of the fair market value of the shares at that time over the purchase price, if any, and a corresponding deduction is generally available to the Company.

Restricted Stock Awards. A participant who is awarded or purchases shares subject to a substantial risk of forfeiture generally does not have income until the risk of forfeiture lapses. When the risk of forfeiture lapses, the participant has ordinary income equal to the excess of the fair market value of the shares at that time over the purchase price, if any, and a corresponding deduction is generally available to the Company. However, a participant may make an election under Section 83(b) of the Code to be taxed on restricted stock when it is acquired rather than later, when the substantial risk of forfeiture lapses. A participant who makes an effective 83(b) election will realize ordinary income equal to the fair market value of the shares as of the time of acquisition less any price paid for the shares. A corresponding deduction will generally be available to the Company. If a participant makes an effective 83(b) election, no additional income results by reason of the lapsing of the restrictions.

For purposes of determining capital gain or loss on a sale of shares awarded under the 2025 Plan, the holding period in the shares begins when the participant recognizes taxable income with respect to the transfer. The participant’s tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. However, if a participant makes an effective 83(b) election and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what the participant paid for the shares (if anything) over the amount (if any) realized in connection with the forfeiture.

Restricted Stock Units. The grant of a restricted stock unit does not itself generally result in taxable income. Instead, the participant is generally taxed upon vesting (and a corresponding deduction is generally available to the Company), unless he or she has made a proper election to defer receipt of the shares (or cash if the award is cash settled) under Section 409A of the Code. If the shares delivered are restricted for tax purposes, the participant will instead be subject to the rules described above for restricted stock.

New Plan Benefits

No awards under the 2025 Plan have been granted to date. Because future awards under the 2025 Plan will be granted in the discretion of the Administrator, the type, number, recipients, and other terms of such awards cannot be determined at this time.

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Proposal 3 — Approval of Cabot Corporation 2025 Long-Term Incentive Plan (continued)

The following table sets forth the awards that were granted to our named executive officers, the other members of our Management Executive Committee, as a group, and all other employees as a group under the 2017 Plan during the 2024 fiscal year. Our non-employee directors did not receive awards in fiscal 2024 under the 2017 Plan; their awards were granted under the 2024 Non-Employee Director Plan. The number of performance-based restricted stock units listed in the table below is based on the number of shares of common stock that may be delivered under the awards, assuming the applicable performance conditions are achieved at the target level of achievement.

Name and Position	Number of Stock Options	Number of Restricted Stock Units	Number of Performance- Based Restricted Stock Units
Named Executive Officers
Sean D. Keohane, President and Chief Executive Officer	79,139	25,000	29,166
Erica McLaughlin, Executive Vice President and Chief Financial Officer	17,231	5,443	6,350
Karen Kalita, Senior Vice President & General Counsel	10,211	3,225	3,763
Hobart Kalkstein, Executive Vice President and President, Reinforcement Materials Segment	14,040	4,435	5,174
Jeff Zhu, Executive Vice President and President, Carbon and Silica Technologies, and Battery Materials businesses within Performance Chemicals Segment	13,402	4,233	4,939
Other Members of our Management Executive Committee as a Group	30,569	9,654	11,264
All Other Employees as a Group	9,189	87,034	42,665

Vote Required

The 2025 Plan will be approved upon the affirmative vote of a majority of the votes cast on the proposal. Abstentions and broker non-votes will have no effect on the results of this vote.

Recommendation

The Board of Directors recommends that you vote “FOR” the approval of the Cabot Corporation 2025 Long-Term Incentive Plan.

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Audit Committee Matters

Audit Committee Report

The Audit Committee of the Board of Directors is comprised of three non-employee directors. The Board has determined that all of the members of the Audit Committee satisfy the requirements of the New York Stock Exchange (“NYSE”) as to independence and financial literacy. In addition, the Board has determined that Mr. Wilson and Mr. Vanlancker are audit committee financial experts as defined by SEC rules. Our responsibilities are set forth in our written charter and are described above under the heading “Board Leadership, Governance and Composition, and Risk Management — How Our Board Operates — Audit Committee” on page 14.

We have sole authority to appoint, retain, terminate, and determine the compensation of our independent registered public accounting firm. At least annually, we review the performance and qualifications of our independent registered public accounting firm to determine whether to retain such firm on behalf of the Company. Deloitte & Touche LLP (“D&T”) has been Cabot’s independent registered public accounting firm since 2007. During its tenure as Cabot’s independent registered public accounting firm, D&T has gained significant depth of understanding of Cabot’s global businesses, operations and systems, accounting policies and practices, and internal control over financial reporting. In accordance with SEC rules and D&T’s policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide services to us. For lead and concurring audit partners, the maximum number of consecutive years of service in that capacity is five years. In fiscal 2021, the Audit Committee, after consultation with management, approved the appointment of a new lead audit partner effective for the fiscal 2022 audit pursuant to this policy.

One of our primary responsibilities is to assist the Board in its oversight of the quality and integrity of Cabot’s financial statements. We met ten times during fiscal 2024. A number of those meetings included executive sessions with D&T and with Cabot’s Chief Financial Officer, Corporate Controller, Director of Internal Audit, and General Counsel. We took numerous actions to discharge our oversight responsibility with respect to the audit process, which are summarized in this report.

As described in more detail under the heading “Board Leadership, Governance and Composition, and Risk Management — Our Board’s Role in Risk Oversight and in Overseeing our Progression on Environmental, Social and Governance (“ESG”) Matters and Activities” on page 10, we focus on Cabot’s financial risk exposures and the actions management has taken to monitor and mitigate such risks, and oversee Cabot’s enterprise risk management processes.

Review of Audited Financial Statements with Management

We reviewed and discussed with management Cabot’s audited consolidated financial statements for the fiscal year ended September 30, 2024.

Review of Financial Statements and Other Matters with Independent Registered Public Accounting Firm

We discussed with D&T Cabot’s audited consolidated financial statements for the fiscal year ended September 30, 2024, including the matters required to be communicated by the standards of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. This included a discussion of accounting policies and practices critical to our financial statements. We also received the written disclosures and the letter from D&T required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, which requires auditors to annually disclose in writing all relationships that in the auditor’s professional opinion may reasonably be thought to bear on independence and to confirm their independence, and discussed with D&T its independence from Cabot. In addition, we discussed Cabot’s internal controls over financial reporting and management’s assessment of the effectiveness of those controls with management, Cabot’s internal auditors and D&T. We reviewed with both D&T and Cabot’s internal auditors their audit plans, audit scope and identification of audit risks. We also discussed the results of the internal audit examinations with and without management present. In addition, any reports or concerns the Company receives relating to financial matters are communicated directly to the Chair of the Audit Committee.

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Audit Committee Matters (continued)

Recommendation that Financial Statements be Included in Annual Report

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the audited financial statements be included in Cabot’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024 for filing with the SEC, and appointed D&T as the Company’s independent registered public accounting firm for fiscal 2025.

Frank A. Wilson (Chair)

Raffiq Nathoo

Thierry Vanlancker

Audit Fees

Fees for professional services rendered by D&T for fiscal 2024 and 2023 were as follows:

	Fiscal 2024	Fiscal 2023

Audit Fees	$4,783,800	$4,775,800

Audit-Related Fees	$107,000	$74,600

Tax Fees	$13,800	$38,000

All Other Fees	$2,000	$2,000

The audit services for each of fiscal 2024 and 2023 include professional services for the audit of Cabot’s consolidated financial statements included in the Annual Report on Form 10-K (including audit of internal control over financial reporting) and review of financial statements included in Cabot’s Quarterly Reports on Form 10-Q, consultations regarding on-going financial accounting matters, and services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. Statutory audit fees in foreign jurisdictions are billed in local currency.

The audit-related services for fiscal 2024 consisted of fees for (i) certain agreed upon procedures performed and related to regulatory compliance matters; (ii) consents and (iii) other attestation services. The audit-related services for fiscal 2023 consisted of fees for (i) certain agreed upon procedures performed and related to regulatory compliance matters; and (ii) other attestation services. Other Fees for fiscal 2023 and fiscal 2024 include fees for certain training materials and technical library subscription fees.

Audit Committee Pre-Approval Policy

The Audit Committee has adopted a policy requiring the pre-approval of audit and non-audit services to be provided by Cabot’s independent registered public accounting firm. The policy identifies the guiding principles that must be considered by the Audit Committee in approving services to ensure that the auditor’s independence is not impaired; describes the audit, audit-related, tax and other services that may be provided and the non-audit services that are prohibited; and sets forth pre-approval requirements for all permitted services. In some cases, pre-approval is provided by the full Audit Committee for the applicable fiscal year for a particular category or group of services, subject to an authorized amount. In other cases, the Audit Committee specifically pre-approves services. To ensure compliance with the policy, the Audit Committee requires the independent registered public accounting firm to report on actual fees charged for each category of services at least quarterly. The Audit Committee has delegated authority to the Chair of the Audit Committee to pre-approve additional services that need to be approved between scheduled Audit Committee meetings, provided that the estimated fee for any such services does not exceed $100,000, and any such pre-approvals must then be communicated to the full Audit Committee.

All of the services described above for fiscal 2024 and 2023 were pre-approved by the Audit Committee or Committee Chair.

80 CABOT CORPORATION

2025 PROXY STATEMENT

Proposal 4 — Ratification of Appointment of Independent Registered Public Accounting Firm

Introduction

The Audit Committee has appointed D&T to serve as Cabot’s independent registered public accounting firm for its fiscal year ending September 30, 2025. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. However, the Board of Directors is submitting the appointment of D&T to the stockholders for ratification as a matter of good corporate practice. Should the stockholders fail to ratify the appointment of D&T, the Audit Committee may reconsider the appointment and may retain D&T or another accounting firm without resubmitting the matter to stockholders. Even if the stockholders ratify the appointment of D&T, the Audit Committee may select another firm if it determines such selection to be in the best interest of Cabot and its stockholders.

Representatives from D&T are expected to be present at the 2025 Annual Meeting. The representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from Cabot’s stockholders.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes properly cast on the proposal. Abstentions and broker non-votes, to the extent there are any, will have no effect on the results of this vote.

Recommendation

The Board of Directors recommends that you vote “FOR” the ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as Cabot’s independent registered public accounting firm for fiscal 2025.

CABOT CORPORATION 81

2025 PROXY STATEMENT

Other Information

Equity Compensation Plan Information

The following table provides information as of September 30, 2024 about: (i) the number of shares of common stock that may be issued upon exercise of outstanding options and vesting of restricted stock units; (ii) the weighted-average exercise price of outstanding options; and (iii) the number of shares of common stock available for future issuance under our active plans: the Amended and Restated 2017 Long-Term Incentive Plan and the 2024 Non-Employee Director Plan. All of our equity compensation plans have been approved by our stockholders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted-average exercise price of outstanding options, warrants and rights (b)(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(3)
Equity compensation plans approved by security holders	2,203,894	$56.65	3,235,846
Equity compensation plans not approved by security holders	N/A	N/A	N/A

(1)

Includes (i) 1,383,971 shares issuable upon exercise of outstanding stock options, (ii) 365,585 shares issuable upon vesting of time-based restricted stock units, (iii) 261,430 shares issuable upon vesting of performance-based restricted stock units based upon the achievement of the annual financial performance metrics for the three years within the three-year performance period of the fiscal 2022 awards, the first two years within the three-year performance period of the fiscal 2023 awards, and the first year within the three-year performance period of the fiscal 2024 awards; and (iv) 192,908 shares issuable upon vesting of the performance-based stock units attributable to year three of the 2023 awards and years two and three of the 2024 awards, assuming Cabot performs at the maximum performance level in each of those years. If, instead, Cabot performs at the target level of performance in those years, a total of 96,454 shares would be issuable for year three of the 2023 awards and years two and three of the 2024 awards.

(2)	The weighted-average exercise price includes all outstanding stock options but does not include restricted stock units which do not have an exercise price.
(3)

Of these shares, (i) 2,886,662 shares remain available for future issuance under the Amended and Restated 2017 Long-Term Incentive Plan, and (ii) 349,184 remain available for future issuance under the 2024 Non-Employee Director Plan.

Future Stockholder Proposals and Director Nominations

A stockholder who intends to present a proposal at the 2026 Annual Meeting of Stockholders and who wishes the proposal to be included in our proxy materials for that meeting must submit the proposal in writing to us so that we receive it no later than September 26, 2025. A stockholder who intends to present a proposal at the 2026 Annual Meeting of Stockholders but does not wish the proposal to be included in our proxy materials for that meeting must provide written notice of the proposal to us no earlier than November 13, 2025 and no later than December 13, 2025. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Our by-laws, which are available on our website, describe the requirements for submitting proposals at the Annual Meeting. A stockholder who wishes to nominate a director at the 2026 Annual Meeting of Stockholders must notify us in writing no earlier than November 13, 2025 and no later than December 13, 2025. The notice must be given in the manner and must include the information and representations required by our by-laws and Rule 14a-19 under the Securities and Exchange Act.

82 CABOT CORPORATION

2025 PROXY STATEMENT

Other Information (continued)

Available Information

A copy of our 2024 Annual Report, including the financial statements and schedules, is available at http://www.edocumentview.com/cbt. To request an additional copy of the 2024 Annual Report without charge, please write to Secretary, Cabot Corporation, Two Seaport Lane, Suite 1400, Boston, MA 02210-2019.

Solicitation of Proxies

The cost of soliciting proxies will be borne by Cabot. Officers and other employees of Cabot may solicit proxies personally, by mail, by telephone and by facsimile. Cabot may request banks and brokers or other similar agents or fiduciaries to transmit the proxy material to the beneficial owners for their voting instructions and will reimburse them for their expenses in so doing. D.F. King & Co., Inc., New York, New York, has been retained to assist Cabot in the solicitation of proxies for a fee of $15,400.

Miscellaneous

Management does not know of any matters to be presented at the 2025 Annual Meeting other than those set forth in the Notice of Annual Meeting of Stockholders. However, if any other matters properly come before the 2025 Annual Meeting that require a vote, the persons named in the proxy delivered to stockholders intend to vote the shares to which the proxy relates on such matters in accordance with their best judgment unless otherwise specified in the proxy.

By order of the Board of Directors,

Jane A. Bell

Secretary

Boston, Massachusetts

January 24, 2025

CABOT CORPORATION 83

2025 PROXY STATEMENT

Appendix A

Cabot Corporation 2025 Long-Term Incentive Plan

(effective March , 2025)

1.	DEFINED TERMS

Exhibit A, which is incorporated by reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms.

2.	PURPOSE

The Plan has been established to advance the interests of the Company and its stockholders by providing for the grant to Participants of Stock-based and other incentive Awards to (i) enhance the Company’s ability to attract and retain employees, consultants, advisors and others who are in a position to make significant contributions to the success of the Company and its subsidiaries and (ii) encourage Participants to take into account the long-term interests of the Company and its stockholders through ownership of shares of Stock.

3.	ADMINISTRATION

The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan and any Awards; determine eligibility for and grant Awards; determine the exercise price, base value from which appreciation is measured, or purchase price, if any, applicable to any Awards, determine, modify or waive the terms and conditions of any Award; determine the form of settlement of Awards (whether in cash, shares of Stock or other property); prescribe forms, rules and procedures under the Plan and for Awards; and otherwise do all things necessary or desirable to carry out the purposes of the Plan. Determinations of the Administrator made under the Plan will be conclusive and will bind all parties.

4.	LIMITS ON AWARDS UNDER THE PLAN

(a)  Number of Shares. Subject to the provisions of Section 7(b), the maximum number of shares of Stock that may be delivered in satisfaction of Awards under the Plan shall be 1,400,000, plus (i) the number of shares of Stock that as of the Effective Date are subject to awards under the Company’s Amended and Restated 2017 Long-Term Incentive Plan (the “2017 Plan”) or the Company’s 2009 Long-Term Incentive Plan (the “2009 Plan”) and that on or after the Effective Date expire or are terminated, surrendered or canceled without the delivery of any shares of Stock, or are forfeited or reacquired by the Company, in accordance with the terms of such plan, including the fungible share ratio set forth therein, and (ii) the number of shares of Stock that as of the Effective Date remain available for issuance under the 2017 Plan (which, in the case of (i) and (ii), shall not exceed 4,492,059 shares, prior to the application of the fungible share ratio). Up to 5,892,059 shares of Stock set forth in the preceding sentence may be issued in satisfaction of ISOs, but nothing in this Section 4(a) will be construed as requiring that any, or any fixed number of, ISOs be awarded under the Plan. For purposes of this Section 4(a), the number of shares of Stock delivered in satisfaction of Awards will be determined (i) by including the number of shares of Stock withheld by the Company in payment of the exercise price or purchase price of the Award or an award granted under the 2017 Plan or the 2009 Plan or in satisfaction of tax withholding requirements with respect to the Award or an award granted under the 2017 Plan or the 2009 Plan, (ii) by including the full number of shares covered by a SAR any portion of which is settled in Stock (and not only the number of shares of Stock delivered in settlement of such Award), and (iii) by excluding any shares of Stock underlying Awards settled in cash or that otherwise expire or become unexercisable without having been exercised or that terminate or are forfeited to or repurchased by the Company due to failure to vest. For the avoidance of doubt, the number of shares of Stock available for delivery under the Plan will not be increased by any shares of Stock subject to Awards that are withheld by the Company in payment of the exercise price or purchase price of the Award or in satisfaction of tax withholding requirements with respect to the Award, any shares of Stock covered by a SAR any portion of which is settled in stock, or any shares of Stock that have been delivered under the Plan and that are subsequently repurchased using proceeds directly attributable to Stock Option exercises. The limits set forth in this Section 4(a) shall be construed to comply with Section 422, to the extent applicable. To the extent consistent with the

CABOT CORPORATION A-1

2025 PROXY STATEMENT

2025 Long-Term Incentive Plan (continued)

requirements of Section 422 and the regulations thereunder, and other applicable legal requirements (including applicable stock exchange requirements), Stock issued under Substitute Awards will not reduce the number of shares available for Awards under the Plan. The number of shares of Stock that may be delivered under Substitute Awards will be in addition to the limitations set forth in this Section 4(a) on the number of shares available for issuance under the Plan.

(b) Fungible Share Plan. Each share of Stock subject to an Award consisting of Stock Options and/or SARs shall be counted against the limits set forth in Section 4(a) as one share. Each share of Stock subject to any other Award to be settled in Stock shall be counted against the limits set forth in Section 4(a) as 2.4 shares.

(c)  Type of Shares. Stock delivered by the Company under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company. No fractional shares of Stock will be delivered under the Plan.

5.	ELIGIBILITY AND PARTICIPATION

The Administrator will select Participants from among those Employees, consultants and advisors to the Company or its Affiliates, or to other individuals who would otherwise meet the eligibility conditions set forth above in this Section 5 but for the fact that they are not yet an Employee, consultant or advisor if the Company reasonably anticipates that such individuals will begin providing direct services to the Company or its Affiliates within twelve (12) months after the date of grant of the Award to such individual (and such individuals do in fact begin providing such services within that time period); provided, that for so long as the Company’s 2024 Non-Employee Director Plan (or any successor plan) (the “Directors’ Plan”) is in effect, non-employee members of the Board shall not be eligible to participate in this Plan and instead shall participate in the Directors’ Plan. Eligibility for ISOs is limited to employees of the Company or of a “parent corporation” or “subsidiary corporation” of the Company as those terms are defined in Section 424 of the Code.

6.	RULES APPLICABLE TO AWARDS

(a) All	Awards

(1) Award Provisions. The Administrator will determine the terms of all Awards, subject to the limitations provided herein. No term of an Award shall provide for automatic “reload” grants of additional Awards upon the exercise of an Option or SAR. By accepting (or, under such rules as the Administrator may prescribe, being deemed to have accepted) an Award, the Participant agrees to the terms of the Award and the Plan. Notwithstanding any provision of this Plan to the contrary, Substitute Awards may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Administrator.

(2) Term of Plan. No Awards may be made after the tenth anniversary of the Effective Date, but previously granted Awards may continue beyond that date in accordance with their terms.

(3) Transferability. Neither ISOs nor, except as the Administrator otherwise expressly provides in accordance with the second sentence of this Section 6(a)(3), other Awards may be transferred other than by will or by the laws of descent and distribution, and during a Participant’s lifetime ISOs (and, except as the Administrator otherwise expressly provides in accordance with the second sentence of this Section 6(a)(3), other Awards requiring exercise) may be exercised only by the Participant. The Administrator may permit Awards other than ISOs to be transferred by gift, subject to applicable securities and other laws and such limitations as the Administrator may impose, provided, that no Stock Option may be transferred for value or consideration.

(4)  Vesting; Termination of Employment. The Administrator may determine the time or times at which an Award will vest or become exercisable, the terms on which an Award requiring exercise will remain exercisable and the effect of a termination of a Participant’s Employment on Awards then held by the Participant. Without limiting the foregoing, the Administrator may at any time accelerate the vesting or exercisability of an Award, regardless of any adverse or potentially adverse tax consequences resulting from such acceleration. Unless the Administrator expressly provides otherwise, however, the following rules will apply: immediately upon the cessation of the Participant’s Employment, each Award requiring exercise that is then held by the Participant or by the Participant’s permitted transferees, if any, that is then not vested and/or exercisable will terminate and be forfeited, and all other Awards that are then held by the Participant or by the Participant’s permitted transferees, if any, that are not then vested will terminate and be forfeited.

A-2 CABOT CORPORATION

2025 PROXY STATEMENT

2025 Long-Term Incentive Plan (continued)

(5) Taxes. The grant of an Award and the issuance, delivery, vesting and retention of Stock, cash or other property under an Award are conditioned upon the full satisfaction by the Participant of all tax and other withholding requirements with respect to the Award. The Administrator will make such provision for the withholding of taxes and other amounts with respect to an Award as it deems necessary. The Administrator may, but need not, hold back shares of Stock from an Award (but not in excess of the maximum withholding amount consistent with the Award being subject to equity accounting treatment under applicable accounting rules (including FASB ASC Topic 718 (or any successor provision))) or permit a Participant to tender previously owned shares of Stock in satisfaction of tax withholding requirements, in each case, to the extent and in such amounts as determined by the Administrator. In addition, the Company may, to the extent permitted by law, deduct any such tax and other withholding amounts from any payment of any kind otherwise due to a participant from the Company or other Affiliate of the Company.

(6) Dividend Equivalents, Etc. The Administrator may provide for the payment of amounts (on terms and subject to conditions established by the Administrator) in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award whether or not the holder of such Award is otherwise entitled to share in the actual dividend or distribution in respect of such Award. Any entitlement to dividend equivalents or similar entitlements will be established and administered either consistent with an exemption from, or in compliance with, the requirements of Section 409A. Dividends or dividend equivalent amounts payable in respect of Awards that are subject to restrictions may be subject to such limits or restrictions as the Administrator may impose. In no event, however, will any dividend or dividend equivalent amounts be paid in respect of any Stock Option or SAR or portion thereof until the Stock Option, SAR or portion thereof, as applicable, has vested.

(7) Rights Limited. Nothing in the Plan will be construed as giving any person the right to continued employment or service with the Company or its Affiliates, or any rights as a stockholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of Employment for any reason, even if the termination is in violation of an obligation of the Company or any Affiliate to the Participant.

(8) Coordination with Other Plans. Awards under the Plan may be granted in tandem with, or in satisfaction of or substitution for, other Awards under the Plan or awards made under other compensatory plans or programs of the Company or its Affiliates. For example, but without limiting the generality of the foregoing, awards under other compensatory plans or programs of the Company or its Affiliates may be settled in Stock (including, without limitation, Unrestricted Stock) if the Administrator so determines, in which case the shares delivered shall be treated as awarded under the Plan (and shall reduce the number of shares thereafter available under the Plan in accordance with the rules set forth in Section 4).

(9) Additional Restrictions. The Administrator may cancel, rescind, withhold or otherwise limit or restrict any Award at any time if the Participant is not in compliance with all applicable provisions of the Award agreement and the Plan, or if the Participant breaches any agreement with the Company or its Affiliates with respect to non-competition, non-solicitation, confidentiality or other restrictive covenants. In addition, each Award will be subject to recoupment to the extent a Participant is or becomes subject to the Company’s Policy for Recoupment of Incentive Compensation and/or the Company’s Amended and Restated Policy for Recoupment of Compensation, as such policies may be amended and in effect from time to time. Without limiting the generality of the foregoing, the Administrator may also recover Awards made under the Plan and payments or shares of Stock delivered under or gain in respect of any Award in accordance with any other applicable Company clawback or recoupment policy, as such policy may be amended and in effect from time to time.

(b)	Awards Requiring Exercise

(1) Time and Manner of Exercise. Unless the Administrator expressly provides otherwise, an Award requiring exercise by the holder will not be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator), which may be an electronic notice, signed (including electronic signature in a form acceptable to the Administrator) by the appropriate person and accompanied by any payment required under the Award. Any attempt to exercise a Stock Option or SAR by any person other than the Participant will not be given effect unless the Administrator has received such evidence as it may require that the person exercising the Stock Option or SAR has the right to do so.

CABOT CORPORATION A-3

2025 PROXY STATEMENT

2025 Long-Term Incentive Plan (continued)

(2) Exercise Price. The exercise price (or the base value from which appreciation is to be measured) of each Award requiring exercise shall be 100% (in the case of an ISO granted to a ten-percent shareholder within the meaning of subsection (b)(6) of Section 422, 110%) of the Fair Market Value of the Stock subject to the Award, determined as of the date of grant, or such higher amount as the Administrator may determine in connection with the grant. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares) or as otherwise contemplated by Section 7 below, the Company may not, without obtaining stockholder approval, (A) amend the terms of outstanding Stock Options or SARs to reduce the exercise price or base value of such Stock Options or SARs, (B) cancel outstanding Stock Options or SARs in exchange for Stock Options or SARs with an exercise price or base value that is less than the exercise price or base value of the original Stock Options or SARs, or (C) cancel outstanding Stock Options or SARs that have a per-share exercise price or base value greater than the Fair Market Value of a share of Stock on the date of such cancellation in exchange for cash or other consideration.

(3) Payment of Exercise Price. Where the exercise of an Award is to be accompanied by payment, payment of the exercise price shall be by cash or check acceptable to the Administrator, or, if so permitted by the Administrator and if legally permissible, (i) through the delivery of shares of Stock that have a Fair Market Value equal to the exercise price, (ii) through a broker-assisted exercise program acceptable to the Administrator, (iii) by other means acceptable to the Administrator, or (iv) by any combination of the foregoing permissible forms of payment. The delivery of shares in payment of the exercise price under clause (i) above may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Administrator may prescribe.

(4)  Maximum Term. Awards requiring exercise will have a maximum term not to exceed ten (10) years from the date of grant (or five years from the date of grant in the case of an ISO granted to a 10-percent stockholder described in Section 6(b)(2) above).

7.	EFFECT OF CERTAIN TRANSACTIONS

(a) Mergers, Etc. Except as otherwise provided in an Award or by the Administrator, the following provisions shall apply in the event of a Covered Transaction and Awards may be treated as set forth in subsections (1), (2) and/or (3) below, in the discretion of the Administrator:

(1) Assumption or Substitution. If the Covered Transaction is one in which there is an acquiring or surviving entity, the Administrator may provide (A) for the assumption or continuation of some or all outstanding Awards or any portion thereof or (B) for the grant of new awards in substitution therefor by the acquiror or survivor or an affiliate of the acquiror or survivor.

(2)  Cash-Out of Awards. Subject to Section 7(a)(5), the Administrator may provide for payment (a “cash-out”), with respect to some or all Awards or any portion thereof, equal in the case of each affected Award or portion thereof to the excess, if any, of (A) the Fair Market Value of one share of Stock times the number of shares of Stock subject to the Award or such portion, over (B) the aggregate exercise or purchase price, if any, under the Award or such portion (in the case of a SAR, the aggregate base value above which appreciation is measured), in each case on such payment terms (which need not be the same as the terms of payment to holders of Stock) and other terms, and subject to such conditions, as the Administrator determines; it being understood that if the exercise or purchase price (or base value) of an Award is equal to or greater than the Fair Market Value of one share of Stock, the Award may be cancelled with no payment due hereunder in respect of such Award.

(3) Acceleration of Certain Awards. Subject to Section 7(a)(5), the Administrator may provide that some or all Awards requiring exercise will become fully exercisable and/or that the delivery of any shares of Stock remaining deliverable under some or all outstanding Awards of Stock Units (including Restricted Stock Units and Performance Awards to the extent consisting of Stock Units) will be accelerated in full and such shares will be delivered, prior to the Covered Transaction, in each case on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Administrator, following exercise of such Award or the delivery of the shares underlying such Award, as the case may be, to participate as a stockholder in the Covered Transaction.

A-4 CABOT CORPORATION

2025 PROXY STATEMENT

2025 Long-Term Incentive Plan (continued)

(4) Termination of Awards Upon Consummation of Covered Transaction. Each Award will terminate upon consummation of the Covered Transaction, other than the following: (i) Awards assumed pursuant to Section 7(a)(1) above and (ii) outstanding shares of Restricted Stock (which shall be treated in the same manner as other shares of Stock, subject to Section 7(a)(5) below).

(5) Additional Limitations. Any share of Stock and any cash or other property delivered pursuant to Section 7(a)(2) or Section 7(a)(3) above with respect to an Award may, in the discretion of the Administrator, contain such restrictions, if any, as the Administrator deems appropriate to reflect any performance or other vesting conditions to which the Award was subject and that did not lapse (and were not satisfied) in connection with the Covered Transaction. For purposes of the immediately preceding sentence, a cash-out under Section 7(a)(2) or Section 7(a)(3) will not, in and of itself, be treated as the lapsing (or satisfaction) of a performance or other vesting condition. In the case of Restricted Stock that does not vest in connection with the Covered Transaction, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of such Stock in connection with the Covered Transaction be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan.

(6) Uniform Treatment. For the avoidance of doubt, the Administrator need not treat Participants or Awards (or portions thereof) in a uniform manner, and may treat different Participants and/or Awards differently, in connection with a Covered Transaction.

(b) Changes in and Distributions With Respect to Stock

(1) Basic Adjustment Provisions. In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure that constitutes an equity restructuring within the meaning of FASB ASC Topic 718 (or any successor provision), the Administrator shall make appropriate adjustments to the maximum number of shares specified in Section 4(a) that may be delivered under the Plan and shall also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change.

(2) Certain Other Adjustments. The Administrator may also make adjustments of the type described in Section 7(b)(1) above to take into account distributions to stockholders other than those provided for in Section 7(a) and 7(b)(1), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards made hereunder.

(3) Continuing Application of Plan Terms. References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 7.

8.	LEGAL CONDITIONS ON DELIVERY OF STOCK

The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to the exercise or settlement of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act. The Company may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.

9.	AMENDMENT AND TERMINATION

The Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, that

CABOT CORPORATION A-5

2025 PROXY STATEMENT

2025 Long-Term Incentive Plan (continued)

except as otherwise expressly provided in the Plan the Administrator may not, without the Participant’s consent, alter the terms of an Award so as to affect materially and adversely the Participant’s rights under the Award, unless the Administrator expressly reserved the right to do so at the time of the Award. Any amendments to the Plan shall be conditioned upon stockholder approval only to the extent, if any, such approval is required by law (including the Code and applicable stock exchange requirements), as determined by the Administrator. For the avoidance of doubt, without limiting the Administrator’s rights hereunder, no adjustment to any Award pursuant to the terms of Section 7 or Section 12 hereof will be treated as an amendment requiring a Participant’s consent.

10.	OTHER COMPENSATION ARRANGEMENTS

The existence of the Plan or the grant of any Award will not in any way affect the Company’s right to award a person bonuses or other compensation in addition to Awards under the Plan.

11.	MISCELLANEOUS

(a)  Waiver of Jury Trial. By accepting an Award under the Plan, to the maximum extent permitted by law, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceeding or counterclaim shall be tried before a court and not before a jury. By accepting an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers. Notwithstanding anything to the contrary in the Plan, nothing herein is to be construed as limiting the ability of the Company and a Participant to agree to submit disputes arising under the terms of the Plan or any Award to binding arbitration or as limiting the ability of the Company to require any eligible individual to agree to submit such disputes to binding arbitration as a condition of receiving an Award hereunder.

(b)  Limitation of Liability. Notwithstanding anything to the contrary in the Plan, neither the Company, nor any Affiliate, nor the Administrator, nor any person acting on behalf of the Company, any Affiliate, or the Administrator, shall be liable to any Participant or to the estate or beneficiary of any Participant or to any other holder of an Award by reason of any acceleration of income, or any additional tax, asserted by reason of the failure of an Award to satisfy the requirements of Section 422 or Section 409A or by reason of Section 4999 of the Code.

(c) Section 409A of the Code. The Plan as well as payments and benefits under the Plan are intended either to be exempt from or, to the extent subject thereto, to comply with, the requirements under Section 409A, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A, a Participant shall not be considered to have terminated employment or service with the Company or any Affiliate for purposes of the Plan until such Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A (after giving effect to the presumptions contained therein). If a Participant is determined on the date of the Participant’s termination of Employment to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B) of the Code, then, with regard to any payment that is considered nonqualified deferred compensation under Section 409A, to the extent applicable, payable on account of a “separation from service”, such payment will be made or provided on the date that is the earlier of (i) the first business day following the expiration of the six- (6) month period measured from the date of such “separation from service” and (ii) the date of the Participant’s death (the “Delay Period”). Upon the expiration of the Delay Period, all payments delayed pursuant to this Section 11(c) (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such delay) will be paid, without interest, on the first business day following the expiration of the Delay Period in a lump sum and any remaining payments due under the Award will be paid in accordance with the normal payment dates specified for them in the applicable Award agreement. Each amount to be paid or benefit to be provided under the Plan shall be construed as a separate identified payment for purposes of Section 409A and the right to a series of installment payments under the Plan is to be treated as a right to a series of separate payments. The Company makes no representation that any or all of the payments or benefits described in the

A-6 CABOT CORPORATION

2025 PROXY STATEMENT

2025 Long-Term Incentive Plan (continued)

Plan will be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to any such payment. The Participant (or his or her beneficiary) shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A or any corresponding state or local law.

12.	ESTABLISHMENT OF SUB-PLANS

The Administrator may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Administrator will establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Administrator’s discretion under the Plan as it deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as it deems necessary or desirable. All supplements so established will be deemed to be part of the Plan, but each supplement will apply only to Participants within the affected jurisdiction (as determined by the Administrator).

13.	GOVERNING LAW

(a) Certain Requirements of Corporate Law. Awards shall be granted and administered consistent with the requirements of applicable Delaware law relating to the issuance of stock and the consideration to be received therefor, and with the applicable requirements of the stock exchanges or other trading systems on which the Stock is listed or entered for trading, in each case as determined by the Administrator.

(b) Other Matters. Except as otherwise provided by the express terms of an Award agreement, under a sub-plan described in Section 12 or as provided in Section 13(a) above, the provisions of the Plan and of Awards under the Plan and all claims or disputes arising out of or based upon the Plan or any Award under the Plan or relating to the subject matter hereof or thereof will be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

(c) Jurisdiction. Subject to Section 11(a) above, by accepting an Award, each Participant will be deemed to (i) have submitted irrevocably and unconditionally to the jurisdiction of the federal and state courts located within the geographic boundaries of the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon the Plan or any Award; (ii) agree not to commence any suit, action or other proceeding arising out of or based upon the Plan or an Award, except in the federal and state courts located within the geographic boundaries of the United States District Court for the District of Massachusetts; and (iii) waive, and agree not to assert, by way of motion as a defense or otherwise, in any such suit, action or proceeding, any claim that he or she is not subject personally to the jurisdiction of the above-named courts, that his or her property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the Plan or an Award or the subject matter thereof may not be enforced in or by such court.

EXHIBIT A

Definition of Terms

The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

“Administrator”: The Compensation Committee; provided, that the Compensation Committee may delegate (i) to one or more of its members or to one or more members of the Board such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant Awards to the extent permitted by Section 152(b) or Section 157(c) of the Delaware General Corporation Law; (iii) to one or more officers of the Company the authority to allocate other Awards among such persons eligible to receive Awards under the Plan as such delegated officer or officers determine consistent with such delegation; provided, that with respect to any delegation described in this clause (iii) the Compensation Committee (or a properly delegated member or members of such Committee) shall have specified the class of persons eligible under the Plan to receive such Awards, the number of shares of Stock under such

CABOT CORPORATION A-7

2025 PROXY STATEMENT

2025 Long-Term Incentive Plan (continued)

Awards and the consideration, if any, to be paid therefor; and (iv) to such Employees or other persons as it determines such ministerial tasks as it deems appropriate. In the event of any delegation described in the preceding sentence, the term “Administrator” shall include the person or persons so delegated to the extent of such delegation.

“Affiliate”: Any corporation or other entity that stands in a relationship to the Company that would result in the Company and such corporation or other entity being treated as a single employer under Sections 414(b) or 414(c) of the Code, except that such Sections shall be applied by substituting “at least 50%” for “at least 80%” wherever applicable; provided, however, that in determining eligibility for the grant of a Stock Option or SAR by reason of service for an Affiliate, “Affiliate” shall mean any corporation or other entity in a chain of corporations all of which have a controlling interest in another corporation or other entity in the chain, beginning with the parent entity and ending with the entity for which the Award recipient was providing (or was expected to provide, in accordance with Section 5 of the Plan) services on the grant date of the Award (defining the term “controlling interest” based on “at least 50 percent” rather than “at least 80 percent”). The Company may at any time by amendment provide that different ownership thresholds apply (consistent with Section 409A, where applicable).

“Award”: Any or a combination of the following:

(i)	Stock Options.

(ii)	SARs.

(iii)	Restricted Stock.

(iv)	Unrestricted Stock.

(v)	Stock Units, including Restricted Stock Units.

(vi)	Performance Awards.

(vii)	Awards (other than Awards described in (i) through (vi) above) that are convertible into or otherwise based on Stock.

“Board”: The Board of Directors of the Company.

“Change in Control”: Upon the following event or events:

(A) an event in which any “person” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (other than (i) the Company, (ii) any subsidiary of the Company, (iii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of any subsidiary of the Company, or (iv) any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Section 13(d) of the 1934 Act), together with all affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations under the 1934 Act) of such person, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities;

(B) the consummation of the merger or consolidation of the Company with any other company, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) after which no “person” (with the method of determining “beneficial ownership” used in clause (A) of this definition) owns more than 25% of the combined voting power of the securities of the Company or the surviving entity of such merger or consolidation;

(C) if during any period of two consecutive years (not including any period prior to the execution of the Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a director

A-8 CABOT CORPORATION

2025 PROXY STATEMENT

2025 Long-Term Incentive Plan (continued)

designated by a person who has conducted or threatened a proxy contest, or has entered into an agreement with the Company to effect a transaction described in clause (A), (B) or (D) of this definition) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office, who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof; or

(D) the complete liquidation of the Company or the sale or disposition by the Company of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, in any case where the occurrence of a Change in Control could affect the vesting of or payment under an Award subject to the requirements of Section 409A, to the extent required to comply with Section 409A, the term “Change of Control” shall mean an occurrence that both (i) satisfies the requirements set forth above in this definition and (ii) is a “change in control event” as that term is defined in the regulations under Section 409A. If all or a portion of any Award constitutes deferred compensation under Section 409A and such Award (or portion thereof) is to be settled, distributed or paid on an accelerated basis due to a Change in Control that is not a “change in control event” under Section 409A, if such settlement, distribution or payment would result in additional tax under Section 409A, such Award (or portion thereof) shall vest at the time of the Change of Control (provided such accelerated vesting will not result in additional tax under Section 409A), but settlement, distribution or payment, as the case may be, shall only be accelerated to the maximum extent possible without resulting in a violation of Section 409A.

“Code”: The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.

“Compensation Committee”: The Compensation Committee of the Board.

“Company”: Cabot Corporation.

“Covered Transaction”: Any of (i) a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company’s assets, (iii) a Change in Control or (iv) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Administrator), the Covered Transaction shall be deemed to have occurred upon consummation of the tender offer.

Notwithstanding the foregoing, in any case where the occurrence of a Covered Transaction could affect the vesting of or payment under an Award subject to the requirements of Section 409A, to the extent required to comply with Section 409A, the term “Covered Transaction” shall mean an occurrence that both (i) satisfies the requirements set forth above in this definition and (ii) is a “change in control event” as that term is defined in the regulations under Section 409A. If all or a portion of any Award constitutes deferred compensation under Section 409A and such Award (or portion thereof) is to be settled, distributed or paid on an accelerated basis due to a Covered Transaction that is not a “change in control event” under Section 409A, if such settlement, distribution or payment would result in additional tax under Section 409A, such Award (or portion thereof) shall vest at the time of the Covered Transaction (provided such accelerated vesting will not result in additional tax under Section 409A), but settlement, distribution or payment, as the case may be, shall only be accelerated to the maximum extent possible without resulting in a violation of Section 409A.

“Disability”: means the Participant meets one of the following requirements: (1) the Award recipient is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, (2) the Award recipient is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits under a disability plan of the Company, or (3) the Award recipient has been determined by the Social Security Administration to be totally disabled.

CABOT CORPORATION A-9

2025 PROXY STATEMENT

2025 Long-Term Incentive Plan (continued)

“Effective Date”: The date the Plan is approved by stockholders of the Company.

“Employee”: Any person who is employed by the Company or an Affiliate.

“Employment”: A Participant’s employment or other service relationship with the Company and its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise either at the time an Award is granted or any time thereafter, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 of the Plan to, the Company or an Affiliate. If a Participant’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant’s Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates or the Administrator expressly determines otherwise.

“Fair Market Value”: As of a particular date, (i) the closing price for a share of Stock as reported on the New York Stock Exchange (or on any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported or (ii) in the event that the Stock is not traded on a national securities exchange or as otherwise determined by the Administrator (including in connection with a Covered Transaction), the fair market value of a share of Stock determined by the Administrator consistent with the rules of Section 422 and Section 409A to the extent applicable.

“ISO”: A Stock Option intended to be an “incentive stock option” within the meaning of Section 422. Each option granted pursuant to the Plan will be treated as providing by its terms that it is to be a non-incentive stock option unless, as of the date of grant, it is expressly designated as an ISO.

“Participant”: A person who is granted an Award under the Plan.

“Performance Award”: An Award subject to Performance Criteria.

“Performance Criteria”: Specified criteria, other than the mere continuation of Employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. A Performance Criterion and any targets with respect thereto need not be based on an increase, a positive or improved result or avoidance of loss and may be applied to a Participant individually, or to a business unit or division of the Company or to the Company as a whole. A Performance Criterion may also be based on individual performance and/or subjective performance criteria (or any combination of any of the criteria described in this definition). An Award may specify more than one Performance Criterion and, with respect to any Performance Criterion, may specify levels of achievement at which different levels of payment may be earned. The Administrator may adjust Performance Criteria in its discretion, including to reflect events (for example, the impact of charges for restructurings, discontinued operations, mergers, acquisitions, other unusual or infrequently occurring items, and the cumulative effects of tax or accounting changes, each as defined by U.S. generally accepted accounting principles) occurring during the applicable performance period that affect the applicable Performance Criterion or Criteria.

“Plan”: The Cabot Corporation 2025 Long-Term Incentive Plan as from time to time amended and in effect.

“Restricted Stock”: Stock subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.

“Restricted Stock Unit”: A Stock Unit that is, or as to which the delivery of Stock or cash in lieu of Stock is, subject to the satisfaction of specified performance or other vesting conditions.

“SAR”: A right entitling the holder upon exercise to receive an amount (payable in cash or in shares of Stock of equivalent value) equal to the excess of the Fair Market Value of the shares of Stock subject to the right over the base value from which appreciation under the SAR is to be measured.

“Section 409A”: Section 409A of the Code and the regulations thereunder.

“Section 422”: Section 422 of the Code and the regulations thereunder.

“Stock”: Common Stock of the Company, par value $1.00 per share.

A-10 CABOT CORPORATION

2025 PROXY STATEMENT

2025 Long-Term Incentive Plan (continued)

“Stock Option”: An option entitling the holder to acquire shares of Stock upon payment of the exercise price.

“Stock Unit”: An unfunded and unsecured promise, denominated in shares of Stock, to deliver Stock or cash measured by the value of Stock in the future.

“Substitute Awards”: Awards issued under the Plan in substitution for equity awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition.

“Unrestricted Stock”: Stock not subject to any restrictions under the terms of the Award.

CABOT CORPORATION A-11

2025 PROXY STATEMENT

Appendix B

NON-GAAP MEASURES

Adjusted EPS, Adjusted EBIT, Total Segment EBIT, Discretionary Free Cash Flow and Adjusted RONA are not measures of financial performance under U.S. generally accepted accounting principles (GAAP) and should not be considered substitutes for measures of performance reported under GAAP. Management believes these non-GAAP measures provide investors with greater transparency to the information used by Cabot management in its financial and operational decision-making, allow investors to see Cabot’s results through the eyes of management, and better enable Cabot’s investors to understand Cabot’s operating performance and financial condition. Management also uses Adjusted EPS, Adjusted EBIT, Discretionary Free Cash Flow and Adjusted RONA as key measures in evaluating management performance for incentive compensation purposes.

Adjusted EPS. Adjusted EPS excludes “certain items”, which are items of expense or income that management does not consider representative of our fundamental ongoing performance. These certain items are described in detail in Note V of our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024. Management believes excluding these items facilitates operating performance comparisons from period to period by eliminating differences that would not otherwise be apparent on a GAAP basis and also facilitates an evaluation of the Company’s operating performance without the impact of these costs or benefits.

The following table reconciles adjusted EPS to earnings per share from continuing operations.

Fiscal Year	2022	2023	2024

Net income (loss) per share attributable to Cabot Corporation	$3.62	$7.73	$6.72

Less: Certain items after tax per share	$(2.66)	$2.35	$(0.34)

Adjusted earnings per share	$6.28	$5.38	$7.06

Total Segment EBIT and Adjusted EBIT. Total Segment EBIT is our income (loss) before income taxes and equity in earnings of affiliated companies, less “certain items” and other unallocated items. Please refer to Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024 for a discussion of Total Segment EBIT that explains in more detail how we calculate this measure, why management believes this measure is useful and the purposes for which management uses this measure. We calculate Adjusted EBIT by deducting unallocated corporate costs before corporate depreciation from our calculation of Total Segment EBIT.

The following table reconciles Total Segment EBIT and Adjusted EBIT to Income (loss) before income taxes and equity in earnings of affiliated companies.

($M)/Fiscal Year	2024

Income (loss) before income taxes and equity in earnings of affiliated companies	$529

Less: Certain items, pre-tax	$(59)

Less: Other unallocated items	$(113)

Total Segment EBIT	$701

Less: Unallocated corporate costs before corporate depreciation	$68

Adjusted EBIT	$633

CABOT CORPORATION B-1

2025 PROXY STATEMENT

Non-GAAP Measures (continued)

Discretionary Free Cash Flow. We calculate discretionary free cash flow by deducting changes in our net working capital and sustaining and compliance capital expenditures from our Cash flow from operating activities.

The following table reconciles discretionary free cash flow with Cash flow from operating activities.

($M)/Fiscal Year	2024

Cash flow from operating activities	$692

Less: Changes in net working capital*	$57

Less: Sustaining and compliance capital expenditures	$156

Discretionary Free Cash Flow	$479

*	Defined as changes in accounts receivable, inventory and accounts payable and accrued liabilities.

Adjusted RONA. We calculate Adjusted RONA by dividing the most recent twelve months’ adjusted net income (loss) (a non-GAAP numerator) by adjusted net assets (a non-GAAP denominator). In the numerator, we exclude certain items, net of tax, from income (loss) from continuing operations as calculated under GAAP. The denominator consists of our operating assets, which are: net property, plant and equipment; adjusted net working capital; and investments in equity affiliates. We calculate the items in adjusted net assets using the most recent five quarters’ average to normalize the impact of large intraperiod movements.

B-2 CABOT CORPORATION

002CSNF4D6

CABOT VOTE Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain 01 - Michael M. Morrow * 02 - Thierry Vanlancker *03 - Michelle E. Williams *04 - Frank A. Wilson * * Each to be elected to the class of Directors whose term expires in 2028. For Against Abstain For Against Abstain 2. To approve in an advisory vote, Cabot’s executive compensation. 3. To approve the Cabot Corporation 2025 Long-Term Incentive Plan. 4. To ratify the appointment of Deloitte & Touche LLP as Cabot’s independent registered public accounting firm for the fiscal year ending September 30, 2025. While we encourage voting using the electronic voting instructions above to ensure immediate receipt of your vote, registered shareholders wishing to vote by mail must complete, sign and date this proxy card and return it for receipt by no later than Wednesday, March 12, 2025. Participants in the Cabot employee benefit plans voting by mail must complete, sign and date this proxy card and return it for receipt by no later than Monday, March 10, 2025 or vote by telephone or over the internet by 9:00 a.m., Eastern Time, on March 11, 2025, for their vote to be counted. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1 UPX 0431BB

TO ACCESS THE VIRTUAL MEETING, PLEASE REFER TO THE PROXY STATEMENT FOR MORE DETAILS. IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — Cabot Corporation Annual Meeting of Stockholders — March 13, 2025 This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby appoints Karen A. Kalita, Jane A. Bell and Jacqueline Y. Zane, and each of them, proxies, with power of substitution, to vote the shares of stock of Cabot Corporation that the undersigned is entitled to vote, as specified on the reverse side of this card, and, if applicable, hereby directs the trustees of the employee benefit plans to vote the shares of stock of Cabot Corporation allocated to the account(s) of the undersigned or otherwise that the undersigned is entitled to vote pursuant to such employee benefit plans, at the Annual Meeting of Stockholders of Cabot Corporation to be held on March 13, 2025 at 4:00 p.m., Eastern Time, virtually, and at any adjournment or postponement thereof. When this proxy is properly executed the shares to which this proxy relates will be voted as specified and, if no specification is made, will be voted “For” all nominees in proposal 1 AND “For” proposals 2, 3 and 4 AND it authorizes the above designated proxies to vote in accordance with their judgment on such other business as may properly come before the meeting. Continued and to be signed on reverse side